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Janus | Aspen Series

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2001 ANNUAL REPORT

     Janus Aspen Growth Portfolio

     Janus Aspen Aggressive Growth Portfolio

     Janus Aspen Capital Appreciation Portfolio

     Janus Aspen Core Equity Portfolio

     Janus Aspen Balanced Portfolio

     Janus Aspen Growth and Income Portfolio

     Janus Aspen Strategic Value Portfolio

     Janus Aspen International Growth Portfolio

     Janus Aspen Worldwide Growth Portfolio

     Janus Aspen Global Life Sciences Portfolio

     Janus Aspen Global Technology Portfolio

     Janus Aspen Global Value Portfolio

     Janus Aspen Flexible Income Portfolio

     Janus Aspen Money Market Portfolio

[LOGO] JANUS

Table of Contents

     JANUS ASPEN SERIES

       From Tom Bailey ...............................................   1

       Portfolio Managers' Commentaries and Schedules of Investments

         Growth Portfolio ............................................   2

         Aggressive Growth Portfolio .................................   6

         Capital Appreciation Portfolio ..............................  10

         Core Equity Portfolio .......................................  13

         Balanced Portfolio ..........................................  17

         Growth and Income Portfolio .................................  23

         Strategic Value Portfolio ...................................  27

         International Growth Portfolio ..............................  30

         Worldwide Growth Portfolio ..................................  35

         Global Life Sciences Portfolio ..............................  40

         Global Technology Portfolio .................................  43

         Global Value Portfolio ......................................  47

         Flexible Income Portfolio ...................................  50

         Money Market Portfolio ......................................  54

       Statements of Assets and Liabilities ..........................  56

       Statements of Operations ......................................  58

       Statements of Changes in Net Assets ...........................  60

       Financial Highlights ..........................................  64

       Notes to Schedules of Investments .............................  75

       Notes to Financial Statements .................................  76

       Explanations of Charts, Tables
         and Financial Statements ....................................  83

       Trustees and Officers .........................................  86

       Report of Independent Accountants .............................  89

[LOGO] JANUS                                             THOMAS H. BAILEY
                                                         CHIEF EXECUTIVE OFFICER

While our results reflect a difficult year overall, recently there have been signs of improvement. Both the market and the economy have shown intermittent signs of strength in recent months, and we are encouraged that many of our funds finished the final three months of the year with solid performance.

Only 18 months ago we were still enjoying the longest peacetime expansion in U.S. history and a phenomenal bull market that didn't seem to have an upper bound. Today, with the S&P 500 Index still 25% off its March 2000 peak and the Nasdaq Composite down more than twice that amount, we can only describe what has been, without question, a downturn of truly immense proportions.

The Federal Reserve recognized the sudden slowdown in economic growth for what it was - a threat to the U.S. and world economies that was virtually unprecedented in its scope and speed. For that reason the central bank embarked on the most aggressive rate cutting campaign in its history, and although the economy has shown only tentative signs of recovery, we are encouraged by the notion that the stock market has rarely failed to react - and react strongly - to the Fed's powerful medicine.

Furthermore, we believe those companies that survive the storm will emerge stronger for the experience - leaner, hungrier and in a much better competitive position than before the downturn. Meanwhile, the market's extended decline has left many outstanding franchises trading at levels that, frankly, haven't been seen in years.

For our part, we are doing everything we can to ensure that the last 18 months will remain an anomaly in the greater context of our solid long-term performance record. Within the portfolios, we're focusing our efforts in areas such as media, healthcare and financial services, looking for individual companies we feel are best prepared to endure in the face of continued uncertainty. We've also looked deeper into areas such as technology, analyzing spending trends to determine exactly which firms may benefit most from today's economic and political realities.

Operationally, we've made refinements as well. We continued to increase the depth of our analytical team in 2001 and have continued recruiting aggressively even as other firms in the industry have scaled back. Furthermore, in an effort to push forward the research intensive culture that defines everything we do at Janus, Jim Goff will be stepping up as Director of Research. As one of Janus' original analysts, his ability to finely dissect a company's balance sheet, inquisitive nature and natural mentoring capabilities will help our 43-person analytical team grow their own capabilities and impact on the portfolios.

At the same time, Helen Young Hayes will assume the role as Managing Director of Investments. She is a proven leader who has exhibited proven results and a long-term legacy of success. Helen and Jim will work very closely together to ensure that Janus' research effort continues to function efficiently and with a high degree of excellence. We expect that this effort will be at the root of Janus' continued success over the years.

We made these changes because our continued commitment to the same kind of fundamental research that has always defined our investment process demands it. And, as always, the driver for each individual investment continues to be our rigorous stock selection process - one that has been developed and honed over a period of more than 30 years.

We're convinced that this unwavering commitment will restore performance to the levels you expect from Janus.

Thank you for your continued confidence and investment.


/s/ Tom

Tom Bailey
CEO

Past performance does not guarantee future results.
There is no assurance that the investment process will consistently lead to successful investing.

                                     Janus Aspen Series / December 31, 2001  1

Janus Aspen Growth Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Growth Portfolio lost 24.73% for its Institutional Shares and declined 24.90% for its Service Shares while its benchmark, the Standard & Poor's 500 Index, dropped 11.88%.(1)

Unquestionably, 2001 was a disappointment, and I'm not happy to report the Portfolio's failure to meet your expectations and mine. It has been a challenging 12 months as the economy slowed, came to a near halt following the terrorist attacks of September 11, and then started to show signs of life in the fourth quarter. While some of our positions suffered as a result of poor execution in a difficult economy, others were slow to recover after a wave of reactionary selling. Nevertheless, our investment strategy remains unchanged, and we are committed to companies that our research indicates have the best business models and superior management teams.

In the year's closing months, the stock market rallied in anticipation of a 2002 recovery, but the economy was still under pressure. Higher unemployment levels weighed on consumers, and a reluctance to commit to capital expenditures tempered corporate outlooks. Meanwhile, the ongoing conflict in Afghanistan cast an air of uncertainty over the nation. With the Federal Reserve's prime lending rate at a 40-year low of 1.75%, however, we believe conditions are ideal for the economy to improve at some point.

As for the Portfolio, perhaps the best evidence of our commitment to our holdings is the Portfolio's low turnover. Many of the companies we own are dominant players in their respective industries and have not only navigated through the tough economic times, but also improved their market position at the expense of weaker competitors. Eventually, these actions will pay dividends as the economy returns to a robust state. Many of our companies have certainly been tested, and I am very satisfied with the response of their management teams.

One such example is Bank of New York, a longtime holding that has struggled in 2001. In addition to its focus on trust management and back-office services for the securities industry, the company has emerged as the source foreign firms turn to when seeking to raise dollar-denominated capital. A worldwide falloff in trading activity hurt its bottom line through the second half of the year, but its recurring-fee and high-margin businesses continue to perform well.

Southwest Airlines also posted losses, primarily due to the aftershocks of the events of September 11. However, in the new, more challenging air travel market, we believe the operators with the best strategy and lowest cost will thrive. Not only does Southwest offer low airfares, which have become increasingly attractive to business travelers, but it is also in a position to expand into markets where airports are apprehensive about major carriers pulling out to cut costs. Although volumes may moderate over the next 12 months, I believe the company is poised for solid growth.

Elsewhere, we were extremely disappointed in energy trader Enron, which declared bankruptcy in the fourth quarter. It was a great company with a great franchise that clearly chose the wrong method of financing its growth. Fortunately, we took significant profits when the stock's price was peaking, so our exposure was limited as Enron headed toward bankruptcy.

Meanwhile, as the year came to a close, some of our holdings joined in the market rally and reversed losses, including electronic circuit manufacturer Maxim Integrated Products. The chip sector tends to lead the technology industry out of slumps, but our interest in Maxim extends beyond processors for personal computers. Maxim produces circuitry for a variety of markets, including communications, industrial and data processing, each of which requires specialized functions and therefore is not as susceptible to mass-market price pressures.

Looking ahead, some signs of optimism have emerged as investors are considering the next few quarters and have concluded that the worst is most likely behind us. However, it is impossible to know how a recovery will evolve. Lacking the ability to predict the market's direction, we will remain focused on finding leading companies run by top-notch managers who are focused on allocating capital efficiently and increasing long-term shareholder value. We strongly believe this strategy will once again deliver the results you expect.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              96.6%                93.6%
  Foreign                                              9.7%                 8.2%
  Europe                                               2.6%                 4.8%
Top 10 Equities                                       38.8%                37.9%
Number of Stocks                                        102                   88
Cash and Cash Equivalents                              3.4%                 6.4%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  2  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (24.73)%
  5 Year                                                                   9.05%
  From Inception                                                          11.83%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  5 Year                                                                  10.70%
  From Inception Date of Institutional Shares                             13.70%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (24.90)%
  5 Year                                                                   8.75%
  From Portfolio Inception                                                11.49%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($25,294) as compared to the S&P 500 Index ($29,032).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (24.73)%
Five Year, 9.05%
Since 9/13/93,* 11.83%

Janus Aspen Growth Portfolio
- Institutional Shares - $25,294

S&P 500 Index - $29,032

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.6%
Advertising Sales - 0.4%
     279,865    Lamar Advertising Co.* ......................    $   11,849,484

Aerospace and Defense - 4.8%
   1,887,575    Boeing Co. ..................................        73,200,158
     491,770    General Dynamics Corp. ......................        39,164,563
     383,645    Lockheed Martin Corp. .......................        17,904,712

                                                                    130,269,433

Airlines - 1.1%
     501,135    Ryanair Holdings PLC (ADR)*,** ..............        16,061,377
     676,830    Southwest Airlines Co. ......................        12,507,818

                                                                     28,569,195

Applications Software - 0.8%
     307,440    Microsoft Corp.* ............................        20,374,049

Beverages - Non-Alcoholic - 1.4%
     791,935    Coca-Cola Co. ...............................        37,339,735

Broadcast Services and Programming - 1.8%
     987,963    Clear Channel Communications, Inc.* .........        50,297,196

Cable Television - 6.8%
     580,190    Charter Communications, Inc. - Class A* .....         9,532,522
   4,288,997    Comcast Corp. - Special Class A* ............       154,403,892
     527,995    Cox Communications, Inc. - Class A* .........        22,128,270

                                                                    186,064,684

Casino Hotels - 0.5%
   1,563,897    Park Place Entertainment Corp.* .............        14,340,935

Chemicals - Specialty - 0.7%
      87,745    Ecolab, Inc. ................................    $    3,531,736
     357,655    Sigma-Aldrich Corp. .........................        14,095,184

                                                                     17,626,920

Commercial Banks - 0.4%
     147,820    M&T Bank Corp. ..............................        10,768,687

Commercial Services - 0.1%
      87,011    Arbitron, Inc.* .............................         2,971,426

Commercial Services - Financial - 0.9%
     719,342    Paychex, Inc. ...............................        25,069,069

Computer Services - 0.4%
     525,755    Ceridian Corp.* .............................         9,857,906

Computers - Memory Devices - 0.2%
     137,805    VERITAS Software Corp.* .....................         6,176,420

Containers - Paper and Plastic - 0.2%
      89,205    Bemis Company, Inc. .........................         4,387,102

Cosmetics and Toiletries - 4.0%
   1,439,228    Colgate-Palmolive Co. .......................        83,115,417
     319,103    Procter & Gamble Co. ........................        25,250,620

                                                                    108,366,037

Data Processing and Management - 1.6%
     225,370    Automatic Data Processing, Inc. .............        13,274,293
     508,015    Fiserv, Inc.* ...............................        21,499,195
     177,195    SEI Investments Co. .........................         7,993,266

                                                                     42,766,754

See Notes to Schedules of Investments.

                                     Janus Aspen Series / December 31, 2001  3

Janus Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 6.9%
     224,370    ARAMARK Corp. - Class B* ....................    $    6,035,553
     658,256    Bombardier, Inc. - Class B ..................         6,804,170
   1,805,720    Cendant Corp.* ..............................        35,410,169
   1,003,438    General Electric Co. ........................        40,217,795
     506,335    Honeywell International, Inc. ...............        17,124,250
     125,315    Illinois Tool Works, Inc. ...................         8,486,332
     162,575    Minnesota Mining and Manufacturing Co. ......        19,217,991
     949,280    Tyco International, Ltd. ....................        55,912,592

                                                                    189,208,852

E-Commerce/Services - 0.4%
     181,597    eBay, Inc.* .................................        12,148,839

Electronic Components - Semiconductors - 0.7%
     224,830    National Semiconductor Corp.* ...............         6,922,516
     196,670    NVIDIA Corp.* ...............................        13,157,223

                                                                     20,079,739

Fiduciary Banks - 3.8%
   1,695,996    Bank of New York Company, Inc. ..............        69,196,637
     555,277    Northern Trust Corp. ........................        33,438,781

                                                                    102,635,418

Finance - Investment Bankers/Brokers - 1.7%
     289,205    Goldman Sachs Group, Inc. ...................        26,823,764
     372,454    Merrill Lynch & Company, Inc. ...............        19,412,302

                                                                     46,236,066

Financial Guarantee Insurance - 2.0%
     720,185    MGIC Investment Corp. .......................        44,449,818
     156,200    PMI Group, Inc. .............................        10,466,962

                                                                     54,916,780

Food - Diversified - 0.3%
     178,135    General Mills, Inc. .........................         9,264,801

Food - Retail - 0.5%
     340,955    Safeway, Inc.* ..............................        14,234,871

Food - Wholesale/Distribution - 0.6%
     583,610    SYSCO Corp. .................................        15,302,254

Hospital Beds and Equipment - 0.1%
      28,090    Hillenbrand Industries, Inc. ................         1,552,534

Hotels and Motels - 0.5%
     434,640    Starwood Hotels and Resorts
                   Worldwide, Inc. ..........................        12,974,004

Human Resources - 0.3%
     253,675    Robert Half International, Inc.* ............         6,773,122

Identification Systems and Devices - 0.5%
     897,134    Symbol Technologies, Inc. ...................        14,246,488

Instruments - Scientific - 1.9%
   1,071,413    Dionex Corp.* ...............................        27,331,746
     241,385    Millipore Corp. .............................        14,652,069
     288,605    PerkinElmer, Inc. ...........................        10,106,947

                                                                     52,090,762

Internet Brokers - 1.9%
   3,283,021    Charles Schwab Corp. ........................        50,788,335

Life and Health Insurance - 2.3%
     942,395    AFLAC, Inc. .................................        23,145,221
     175,585    Principal Financial Group, Inc.* ............         4,214,040
     726,380    StanCorp Financial Group, Inc. ..............        34,321,455

                                                                     61,680,716

Medical - Biomedical and Genetic - 0.6%
     287,251    Genentech, Inc.* ............................    $   15,583,367

Medical - Drugs - 0.9%
     204,555    American Home Products Corp. ................        12,551,495
     297,140    Pfizer, Inc. ................................        11,841,029

                                                                     24,392,524

Medical - Hospitals - 2.5%
   1,179,370    Tenet Healthcare Corp.* .....................        69,252,606

Medical - Outpatient and Home Medical Care - 0.3%
     368,790    Apria Healthcare Group, Inc.* ...............         9,216,062

Medical Instruments - 0.8%
     485,290    Apogent Technologies, Inc.* .................        12,520,482
      86,745    Biomet, Inc. ................................         2,680,421
      89,050    St. Jude Medical, Inc.* .....................         6,914,733

                                                                     22,115,636

Medical Products - 1.3%
     496,610    Becton, Dickinson and Co. ...................        16,462,622
     222,295    Stryker Corp. ...............................        12,975,359
       9,411    Synthes-Stratec, Inc. .......................         6,552,540

                                                                     35,990,521

Metal Processors and Fabricators - 0.2%
     179,575    Precision Castparts Corp. ...................         5,072,994

Miscellaneous  Distribution and Wholesale - 0.1%
      44,675    W.W. Grainger, Inc. .........................         2,144,400

Multi-Line Insurance - 1.8%
     638,605    Allstate Corp. ..............................        21,520,988
     151,405    American International Group, Inc. ..........        12,021,557
     177,140    HCC Insurance Holdings, Inc. ................         4,880,207
     220,430    PartnerRe, Ltd. .............................        11,903,220

                                                                     50,325,972

Multimedia - 12.7%
   6,749,958    AOL Time Warner, Inc.* ......................       216,673,652
   2,771,289    Viacom, Inc. - Class B* .....................       122,352,409
     377,220    Walt Disney Co. .............................         7,815,998

                                                                    346,842,059

Networking Products - 1.2%
   1,849,929    Cisco Systems, Inc.* ........................        33,502,214

Property and Casualty Insurance - 3.3%
   1,026,265    ACE, Ltd. ...................................        41,204,540
     133,405    W. R. Berkley Corp. .........................         7,163,849
     455,570    XL Capital, Ltd. - Class A ..................        41,620,875

                                                                     89,989,264

Radio - 0%
       2,160    Hispanic Broadcasting Corp.* ................            55,080

Reinsurance - 1.5%
       7,760    Berkshire Hathaway, Inc. - Class B* .........        19,594,000
     172,865    Everest Re Group, Ltd. ......................        12,221,556
     106,690    RenaissanceRe Holdings, Ltd. ................        10,178,226

                                                                     41,993,782

Retail - Discount - 0.5%
     287,344    Costco Wholesale Corp.* .....................        12,752,327

Retail - Drug Store - 1.9%
   1,569,820    Walgreen Co. ................................        52,840,141

See Notes to Schedules of Investments.

  4  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 8.0%
     206,867    Integrated Device Technology, Inc.* .........    $    5,500,594
   2,674,080    Linear Technology Corp. .....................       104,396,083
   2,073,601    Maxim Integrated Products, Inc.* ............       108,884,789

                                                                    218,781,466

Semiconductor Equipment - 2.2%
     868,830    Applied Materials, Inc.* ....................        34,840,083
     211,300    KLA-Tencor Corp.* ...........................        10,472,028
     281,500    Mykrolis Corp.* .............................         4,504,000
     270,930    Novellus Systems, Inc.* .....................        10,688,189

                                                                     60,504,300

Telecommunication Equipment - 1.8%
     169,341    Nokia Oyj** .................................         4,366,507
   1,824,135    Nokia Oyj (ADR)** ...........................        44,746,032

                                                                     49,112,539

Television - 1.8%
   1,230,691    Univision Communications, Inc. - Class A* ...        49,793,758

Tools - Hand Held - 0.6%
     358,520    Stanley Works Co. ...........................        16,696,276

Transportation - Railroad - 0.5%
     106,699    Canadian National Railway Co. ...............         5,126,867
     171,550    Canadian National Railway Co.
                   - New York Shares ........................         8,282,434

                                                                     13,409,301

Transportation - Services - 1.6%
     170,355    Expeditors International of Washington, Inc.          9,701,717
     627,755    United Parcel Service, Inc. - Class B .......        34,212,647

                                                                     43,914,364
--------------------------------------------------------------------------------
Total Common Stock (cost $2,584,055,432) ....................     2,635,509,566
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.4%
                Citicorp
$ 37,000,000       1.70%, 1/2/02
                   (amortized cost $36,998,253) .............        36,998,253
--------------------------------------------------------------------------------
Time Deposit - 2.1%
                State Street Bank and Trust Co.
  57,600,000       1.65%, 1/2/02
                   (cost $57,600,000) .......................        57,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,678,653,685) - 100.1% ......     2,730,107,819
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)     (2,142,139)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $2,727,965,680
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              6.3%         $  173,041,009
Canada                                               0.8%             20,213,471
Finland                                              1.8%             49,112,539
Ireland                                              0.6%             16,061,377
Switzerland                                          0.2%              6,552,540
United States++                                     90.3%          2,465,126,883
--------------------------------------------------------------------------------
Total                                              100.0%         $2,730,107,819

++Includes Short-Term Securities (86.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/26/02                     12,900,000      $   11,434,830   $       13,547
Euro 5/10/02                        500,000             443,022            2,303
--------------------------------------------------------------------------------
Total                                            $   11,877,852   $       15,850

See Notes to Schedules of Investments.

                                     Janus Aspen Series / December 31, 2001  5

Janus Aspen Aggressive Growth Portfolio

[PHOTO]
Jim Goff
portfolio manager

For the year ended December 31, 2001, Janus Aspen Aggressive Growth Portfolio declined 39.45% for its Institutional Shares and 39.59% for its Service Shares. This compares with a 0.62% loss in the S&P MidCap 400 Index.(1)

There is no question this year's performance, even within the context of a very difficult market environment, has been unacceptable to me. Despite the negative performance, however, we have taken some comfort in the fact that the vast majority of our companies continued to execute extremely well. In fact, most of our holdings met or exceeded our original earnings expectations throughout the latter part of the year in spite of the fundamental changes brought on by an economic recession and the events of September 11.

The attacks affected us all in a profound way. Their impact on the economy, the markets and individual companies was equally severe. Although the relentless profit warnings, rising unemployment and diminished capital spending left little doubt that the U.S. economy was already weak, the disaster pushed the financial markets down even further. However, as uncertainty surrounding the U.S. response faded and the Federal Reserve continued its aggressive easing of short-term interest rates, major market indices rebounded above pre-attack levels. Although investors eyed a recovery at year-end and bid stocks upward, news on the economic front remains mixed at best, and the verdict is still out as to when we'll see renewed and sustainable growth.

With that said, over the past year we've modified the growth criteria used when selecting companies for the Portfolio. Previously, a company had to be capable of 20% annual earnings growth to be considered for inclusion. I have since lowered that "hurdle rate" down to 15% for two reasons: First, the current economic environment has made it exceedingly difficult to find individual mid-cap companies capable of generating that kind of growth. Second, I realized that the 20% hurdle rate did not allow us to maintain sufficient balance in the Portfolio, which led to much higher volatility than I would like to see.

I have also cast a much wider valuation net, spending far more time looking at historical ranges and other analyses, such as price-earnings relative to growth and discounted cash flow, than I have in the past. As mentioned earlier, this should also allow us to maintain better balance in the Portfolio, while providing a cushion during uncertain times.

In another development intended to restore performance, we've renewed our emphasis on new idea generation. That is, we are directing more of our efforts to finding new investments across a broad range of industries and themes. Many of our current holdings are a direct result of this effort, including energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA.

However, we still remain committed to some of our longer-term holdings - one such position being cellular tower operator Crown Castle. Despite current weakness in the telecommunications sector, Crown has continued to show steady gains from a revenue standpoint as well as on an operating basis. Beyond that, the company should benefit from future catalysts we see for the industry as a whole.

For most of the year, our healthcare positions posted solid returns as investors placed increasing value on the stability they provide during uncertain times. Community Health Care, a rural hospital operator, has been capitalizing on a favorable competitive environment as well as its pricing leverage with managed care companies. Unfortunately, our gains eroded somewhat in the healthcare area as investors rotated out of defensive issues into higher-growth technology names late in the period.

Going forward, the economic uncertainty that has pressured stocks for much of the last two years will take some time to fully resolve itself. However, given our transition to steadier, more consistent growth names, we believe the Portfolio is well-positioned regardless of the economic climate. While periods such as this are difficult to navigate, we look forward to the coming months with a growing sense of optimism, believing that today's unsettled markets have created an enormous number of compelling long-term opportunities.

This is my last letter to you as manager of this Portfolio. As of February 1, 2002, I'll assume the role of Director of Research at Janus. So that I can focus all my attention on this position, Jonathan Coleman, a long-time member of the Janus investment team, will assume my portfolio management responsibilities. He and I will be working closely together, as we have for many years, to assure a smooth transition.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              90.8%                94.1%
  Foreign                                              2.5%                 1.3%
Top 10 Equities                                       32.5%                43.2%
Number of Stocks                                         70                   59
Cash and Cash Equivalents                              9.2%                 5.9%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  6  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (39.45)%
  5 Year                                                                   7.08%
  From Inception                                                          12.51%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                 (0.62)%
  5 Year                                                                  16.11%
  From Inception Date of Institutional Shares                             15.59%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (39.59)%
  5 Year                                                                   6.79%
  From Portfolio Inception                                                12.22%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 Index is an index of 400 US corporations of medium capitalization. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($26,602) as compared to the S&P MidCap 400 Index ($33,274).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (39.45)%
Five Year, 7.08%
Since 9/13/93,* 12.51%

Janus Aspen Aggressive Growth
Portfolio - Institutional Shares
- $26,602

S&P MidCap 400 Index
- $33,274

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.8%
Advertising Sales - 1.9%
   1,043,473    Lamar Advertising Co.* ......................    $   44,180,647

Airlines - 1.2%
   1,519,005    Southwest Airlines Co. ......................        28,071,212

Broadcast Services and Programming - 0.6%
     929,080    Liberty Media Corp. - Class A* ..............        13,007,120

Cable Television - 2.1%
   2,875,030    Charter Communications, Inc. - Class A* .....        47,236,743

Cellular Telecommunications - 1.5%
   1,187,704    Western Wireless Corp. - Class A* ...........        33,552,638

Commercial Banks - 0.8%
     461,710    National Commerce Financial Corp. ...........        11,681,263
     182,975    North Fork Bancorporation, Inc. .............         5,853,370

                                                                     17,534,633

Commercial Services - 0.3%
     294,420    Plexus Corp.* ...............................         7,819,795

Commercial Services - Financial - 7.4%
     251,130    Certegy, Inc.* ..............................         8,593,669
   2,064,755    Concord EFS, Inc.* ..........................        67,682,669
     459,900    Moody's Corp. ...............................        18,331,614
   2,080,583    Paychex, Inc. ...............................        72,508,318

                                                                    167,116,270

Computer Services - 0.6%
     133,115    Affiliated Computer Services, Inc.* .........    $   14,127,495

Computers - Integrated Systems - 0.2%
     167,625    Brocade Communications Systems, Inc.* .......         5,551,740

Diversified Operations - 2.0%
   2,352,610    Cendant Corp.* ..............................        46,134,682

Drug Delivery Systems - 2.4%
     788,937    Andrx Group, Inc.* ..........................        55,549,054

E-Commerce/Services - 4.7%
   1,164,740    eBay, Inc.* .................................        77,921,106
     679,538    TMP Worldwide, Inc.* ........................        29,152,180

                                                                    107,073,286

Electronic Components - Semiconductors - 6.5%
   2,848,849    Cree, Inc.* .................................        83,927,091
     925,145    NVIDIA Corp.* ...............................        61,892,200

                                                                    145,819,291

Electronic Design Automation - 0.5%
     526,180    Cadence Design Systems, Inc.* ...............        11,533,866

Entertainment Software - 1.9%
     709,445    Electronic Arts, Inc.* ......................        42,531,228

Fiduciary Banks - 1.3%
     483,880    Northern Trust Corp. ........................        29,139,254

See Notes to Schedules of Investments.

                                     Janus Aspen Series / December 31, 2001  7

Janus Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Financial Guarantee Insurance - 1.0%
     370,505    MGIC Investment Corp. .......................    $   22,867,569

Hotels and Motels - 0.4%
     288,425    Starwood Hotels and Resorts
                   Worldwide, Inc. ..........................         8,609,486

Identification Systems and Devices - 0.4%
     580,310    Symbol Technologies, Inc. ...................         9,215,323

Internet Brokers - 1.4%
     927,860    Charles Schwab Corp. ........................        14,353,994
   1,713,990    E*TRADE Group, Inc.* ........................        17,568,397

                                                                     31,922,391

Life and Health Insurance - 1.1%
   1,027,210    AFLAC, Inc. .................................        25,228,278

Medical - Biomedical and Genetic - 8.7%
     567,905    CuraGen Corp.* ..............................        12,704,035
   1,055,520    Enzon, Inc.* ................................        59,404,666
   1,738,773    Human Genome Sciences, Inc.* ................        58,631,426
     561,450    Invitrogen Corp.* ...........................        34,770,598
   1,329,640    Millennium Pharmaceuticals, Inc.* ...........        32,589,476

                                                                    198,100,201

Medical - Drugs - 3.7%
     294,760    Forest Laboratories, Inc.* ..................        24,155,582
     676,107    King Pharmaceuticals, Inc.* .................        28,484,388
     558,747    Sepracor, Inc.* .............................        31,882,104

                                                                     84,522,074

Medical - Hospitals - 2.2%
     605,870    Community Health Care Corp.* ................        15,449,685
   1,856,265    Health Management Associates, Inc.
                   - Class A* ...............................        34,155,276

                                                                     49,604,961

Medical Instruments - 2.9%
     729,290    Apogent Technologies, Inc.* .................        18,815,682
      12,325    Biomet, Inc. ................................           380,842
     592,165    St. Jude Medical, Inc.* .....................        45,981,612

                                                                     65,178,136

Medical Labs and Testing Services - 3.2%
     540,215    Laboratory Corporation of
                   America Holdings* ........................        43,676,383
     417,130    Quest Diagnostics, Inc.* ....................        29,912,392

                                                                     73,588,775

Medical Nursing Home - 0.4%
     363,615    Manor Care, Inc.* ...........................         8,621,312

Medical Products - 1.4%
     548,310    Stryker Corp. ...............................        32,004,855

Miscellaneous Distribution/Wholesale - 0.1%
      33,745    Fastenal Co. ................................         2,241,680

Oil - Field Services - 2.4%
   1,281,436    Hanover Compressor Co.* .....................        32,369,073
     896,250    Hanover Compressor Co.*,ss. .................        22,639,275

                                                                     55,008,348

Oil Companies - Exploration and Production - 1.0%
     583,615    EOG Resources, Inc. .........................        22,825,183

Oil Field Machinery and Equipment - 0.4%
     341,125    Universal Compression Holdings, Inc.* .......        10,059,776

Pipelines - 4.2%
   1,725,940    Kinder Morgan, Inc. .........................    $   96,117,599

Property and Casualty Insurance - 1.2%
     168,445    W. R. Berkley Corp. .........................         9,045,497
     210,895    XL Capital, Ltd. - Class A ..................        19,267,367

                                                                     28,312,864

Radio - 1.7%
     457,666    Cox Radio, Inc. - Class A* ..................        11,661,330
     256,046    Entercom Communications Corp.* ..............        12,802,300
     538,057    Hispanic Broadcasting Corp.* ................        13,720,453

                                                                     38,184,083

Reinsurance - 3.2%
      18,465    Berkshire Hathaway, Inc. - Class B* .........        46,624,125
     180,045    Everest Re Group, Ltd. ......................        12,729,181
     133,155    RenaissanceRe Holdings, Ltd. ................        12,702,987

                                                                     72,056,293

Satellite Telecommunications - 1.3%
   1,079,125    EchoStar Communications Corp.* ..............        29,643,564

Schools - 3.7%
   1,868,546    Apollo Group, Inc. - Class A* ...............        84,103,255

Semiconductor Components/Integrated Circuits - 1.9%
   1,657,600    Integrated Device Technology, Inc.* .........        44,075,584

Telecommunication Equipment - Fiber Optics - 0.4%
     659,370    CIENA Corp.* ................................         9,435,585

Telecommunication Services - 0.5%
     334,130    Amdocs, Ltd.* ...............................        11,350,396

Therapeutics - 2.0%
     700,512    Abgenix, Inc.* ..............................        23,565,224
   1,159,008    Medarex, Inc.* ..............................        20,815,784

                                                                     44,381,008

Transportation - Services - 0.2%
      72,405    Expeditors International of Washington, Inc.          4,123,465

Wireless Equipment - 3.9%
   7,148,781    Crown Castle International Corp.* ...........        76,348,981
     874,365    SBA Communications Corp.* ...................        11,384,232

                                                                     87,733,213
--------------------------------------------------------------------------------
Total Common Stock (cost $2,142,501,856) ....................     2,065,094,211
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.6%
                Citicorp
$100,000,000       1.70%, 1/2/02 ............................        99,995,278
                Tyco Capital Corp.
   5,700,000       1.78%, 1/2/02 ............................         5,699,718
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $105,694,996) ............................       105,694,996
--------------------------------------------------------------------------------
Time Deposits - 5.5%
                Societe Generale, New York
  31,300,000       1.625%, 1/2/02 ...........................        31,300,000
                State Street Bank and Trust Co.
  94,300,000       1.65%, 1/2/02 ............................        94,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $125,600,000) .....................       125,600,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

  8  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agency - 0.9%
                Federal Home Loan Bank System
$ 20,000,000       1.95%, 5/1/02 (cost $19,870,000) .........    $   19,875,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,393,666,852) - 101.8% ......     2,316,264,207
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8%)    (41,875,339)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $2,274,388,868
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.9%         $   44,699,535
United Kingdom                                       0.5%             11,350,396
United States++                                     97.6%          2,260,214,276
--------------------------------------------------------------------------------
Total                                              100.0%         $2,316,264,207

++Includes Short-Term Securities (86.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                     Janus Aspen Series / December 31, 2001  9

Janus Aspen Capital Appreciation Portfolio

[PHOTO]
Scott Schoelzel
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Capital Appreciation Portfolio declined 21.67% for its Institutional Shares and 21.83% for its Service Shares. This compares with the 11.88% loss posted by its benchmark, the S&P 500 Index.(1)

Despite some very aggressive actions taken by the Federal Reserve, business conditions continued to deteriorate virtually across the board during the year. Testament to this is the fact that nearly every company with whom we have met these past few months has expressed genuine concern about the short- to medium-term health of its business.

In response to this fading picture, early in the year we reduced some positions and sold others entirely - in some cases before they moved significantly lower. That said, we built a substantial cash position through the summer, which should be looked upon more as a residual of our investment process rather than some broad macroeconomic call on the market. We simply couldn't find many companies with genuinely improving fundamentals at compelling valuations.

The tragic events of September 11 sent the markets reeling. We entered that first day of trading after the attacks with nearly 24% of the Portfolio in cash. Although economic conditions were chaotic, we felt that many valuations were, for the first time in a long while, just too compelling to pass up.

We focused on those companies we believed were the undisputed market leaders in their respective industries with the balance sheets, financial resources and the management depth to get them through these unnerving times. We either bought or added significantly to our positions in Pfizer, Microsoft, Home Depot, Exxon Mobil and QUALCOMM. We concentrated our investments on companies that have truly exceptional cash-generating capabilities and that are using that cash to not only build their businesses but to aggressively buy back their own shares.

In the financial realm, we introduced positions in national powerhouses Bank of America and J.P. Morgan Chase, which offer stable, high-cash-generative business models. Bank of America is especially flush in leadership talent, which is fostering a productive, seamless dovetail with the former Nations Bank franchise. We added significantly to our holdings in Citigroup, as the stock, in our view, was trading at some of the best valuations in nearly four years and demonstrated a solid balance sheet with an aggressive stock repurchase effort.

Our media investments offered mixed results. AOL Time Warner, the Portfolio's largest stock holding, is a top player in a stubbornly fickle media and entertainment environment. We trimmed the position to buffer the impact of a small slide, but remain a big believer in its content and subscription-based business model.

Although we were disappointed by Exxon Mobil, we added to this undervalued position on the downturn. We feel the company was merely caught in the near-term collateral damage from the Enron meltdown and an unusually mild winter's drag on fuel prices. We also lost ground with General Dynamics, which we slowly acquired believing that defense spending would be much greater than it has been.

We trimmed a little of our General Electric position, which offered a modest return. GE remains a top-notch holding with numerous long- and short-term profit centers and a new president, Jeff Immelt, who is already making a positive contribution on the heels of the much-revered Jack Welch.

Though we have increased our invested position substantially, we remain cautious. The economic dislocations in the months ahead may still be swift and unforgiving. The consumer is highly leveraged, there remains a tremendous amount of excess capacity and inventory in virtually every industry, and it remains to be seen whether one of the longest expansions in history can be followed by one of the shallowest recessions. I am confident that our hard work, patience and persistence will eventually be rewarded.

Thank you for your continued confidence and investment in Janus Aspen Capital Appreciation Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              80.2%                58.2%
  Foreign                                              8.9%                 9.5%
  Europe                                               5.6%                 2.7%
Top 10 Equities                                       47.0%                35.6%
Number of Stocks                                         28                   27
Cash and Cash Equivalents                             19.8%                41.8%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  10  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (21.67)%
  From Inception                                                          17.73%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   9.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (21.83)%
  From Portfolio Inception                                                17.28%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Concentration may lead to greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($21,422) as compared to the S&P 500 Index ($15,279).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (21.67)%
Since 5/1/97,* 17.73%

Janus Aspen Capital Appreciation Portfolio
- Institutional Shares
- $21,422

S&P 500 Index
- $15,279

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.2%
Aerospace and Defense - 1.7%
     269,845    General Dynamics Corp. ......................    $   21,490,456

Applications Software - 1.8%
     218,535    Microsoft Corp.* ............................        14,482,314
     311,490    Siebel Systems, Inc.* .......................         8,715,490

                                                                     23,197,804

Diversified Financial Services - 5.9%
   1,489,055    Citigroup, Inc. .............................        75,167,496

Diversified Operations - 9.0%
     914,208    General Electric Co. ........................        36,641,457
     655,155    Minnesota Mining and Manufacturing Co. ......        77,445,873

                                                                    114,087,330

Electronic Components - 3.3%
   1,765,157    Flextronics International, Ltd.* ............        42,346,116

Entertainment Software - 2.9%
     615,300    Electronic Arts, Inc.* ......................        36,887,235

Finance - Investment Bankers/Brokers - 7.3%
     704,380    Goldman Sachs Group, Inc. ...................        65,331,245
     524,309    Merrill Lynch & Company, Inc. ...............        27,326,985

                                                                     92,658,230

Medical - Drugs - 4.5%
     833,725    AstraZeneca Group PLC (ADR) .................        38,851,585
     452,547    Pfizer, Inc. ................................        18,033,998

                                                                     56,885,583

Medical - HMO - 5.7%
     272,495    Oxford Health Plans, Inc.* ..................    $    8,212,999
     907,705    UnitedHealth Group, Inc. ....................        64,238,283

                                                                     72,451,282

Medical Instruments - 4.9%
   1,221,405    Medtronic, Inc. .............................        62,548,150

Money Center Banks - 5.4%
     864,335    Bank of America Corp. .......................        54,409,888
     387,450    J.P. Morgan Chase & Co. .....................        14,083,808

                                                                     68,493,696

Multimedia - 5.5%
   1,973,967    AOL Time Warner, Inc.* ......................        63,364,341
     344,795    Walt Disney Co. .............................         7,144,152

                                                                     70,508,493

Oil Companies - Exploration and Production - 2.9%
     661,215    Anadarko Petroleum Corp. ....................        37,590,073

Oil Companies - Integrated - 3.1%
   1,002,050    Exxon Mobil Corp. ...........................        39,380,565

Retail - Building Products - 2.9%
     734,648    Home Depot, Inc. ............................        37,474,394

Retail - Regional Department Stores - 0.7%
     127,930    Kohl's Corp.* ...............................         9,011,389

Satellite Telecommunications - 0.8%
     383,398    EchoStar Communications Corp.* ..............        10,531,943

Super-Regional Banks - 4.3%
   1,254,890    Wells Fargo & Co. ...........................        54,524,971

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  11

Janus Aspen Capital Appreciation Portfolio

SHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 4.6%
   1,329,562    Nokia Oyj (ADR) .............................    $   32,614,156
     523,570    QUALCOMM, Inc.* .............................        26,440,285

                                                                     59,054,441

Transportation - Services - 3.0%
     698,315    United Parcel Service, Inc. - Class B .......        38,058,168
--------------------------------------------------------------------------------
Total Common Stock (cost $1,094,211,443) ....................     1,022,347,815
--------------------------------------------------------------------------------
Repurchase Agreement - 8.5%
$107,900,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $107,910,790
                   collateralized by $152,761,226
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $428,236 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $109,897,129 and $160,871
                   (cost $107,900,000) ......................       107,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 10.9%
                Fannie Mae:
  25,000,000       1.70%, 1/18/02 ...........................        24,979,931
  25,000,000       3.27%, 4/17/02 ...........................        24,875,000
                Federal Home Loan Bank System:
  25,000,000       1.65%, 1/31/02 ...........................        24,965,625
  15,000,000       1.75%, 4/15/02 ...........................        14,925,000
  20,000,000       1.95%, 5/1/02 ............................        19,875,000
                Freddie Mac
  30,000,000       1.82%, 1/29/02 ...........................        29,957,533
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $139,456,179) ..........       139,578,089
--------------------------------------------------------------------------------
Total Investments (total cost $1,341,567,622) - 99.6% .......     1,269,825,904
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%         4,821,036
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $1,274,646,940
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Finland                                              2.6%         $   32,614,156
Singapore                                            3.3%             42,346,116
United Kingdom                                       3.1%             38,851,585
United States++                                     91.0%          1,156,014,047
--------------------------------------------------------------------------------
Total                                              100.0%         $1,269,825,904

++Includes Short-Term Securities (71.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

  12  Janus Aspen Series / December 31, 2001

                                               Janus Aspen Core Equity Portfolio

[PHOTO]
Karen L. Reidy
portfolio manager

Janus Aspen Core Equity Portfolio lost 11.75% for its Institutional Shares and fell 12.04% for its Service Shares during the 12 months ended December 31, 2001, while its benchmark, the Standard & Poor's 500 Index, dropped 11.88%.(1)

In what was obviously a difficult year, the U.S. economy slowed substantially. Although the events of September 11 hastened the slide, it was under way well ahead of the terrorist attacks, as reflected in the broad-based declines in corporate profits and a lack of economic growth, which prompted leading economists to declare that a recession started in March.

After steadily retreating through the first nine months of the year, the major market indices experienced a freefall immediately following the terrorist attacks. However, a rebound quickly occurred, and the Federal Reserve's aggressive rate-cutting campaign, which lowered the overnight borrowing rate to a 40-year low of 1.75%, helped spark talk of a 2002 recovery. Such sentiment, along with optimism stemming from historically small inventories and a resilient housing market, pushed the markets well off their lows through the final months of the year.

As uncertain economic conditions have affected many companies' ability to project future earnings growth, market volatility has distorted many stock prices as well. Within this environment, we remain focused on quality companies led by management teams with the proven ability to execute on business plans and deliver returns even in difficult times.

Among the Portfolio's steady performers was longtime holding Anheuser-Busch. The world's largest brewer consistently met or exceeded expectations during 2001, even while consumer spending cooled. Supported by exceptional brand management and an effective long-range growth and acquisition strategy, the company has built a 48% market share - more than double that of its two largest competitors combined. Just as important, Anheuser-Busch has gradually boosted prices in a marketplace in which pricing power has been rare.

We've also been pleased by Minnesota Mining and Manufacturing, the diversified industrial giant more commonly known as 3M. General Electric veteran Jim McNerney assumed the CEO position on January 1, 2001, and immediately turned his attention to improving the working capital structure, shoring up cash flow and increasing the effectiveness of management. One of his first moves was altering the research and development fund allocation model to one based on profit margins instead of revenue generation, which had served as the company standard for years. By rewarding innovation, lowering costs and redesigning the incentive plan, we believe 3M stands to benefit in a number of ways when the economy recovers.

On the downside, AT&T Wireless Services has been a poor performer, despite its execution on earnings, cost reduction, churn and subscriber growth. The stock was pressured by the liquidation of a large stake held by former parent AT&T. Also negatively affecting its performance was the continuing saga surrounding the rights for a highly desirable slice of the wireless spectrum previously controlled by now-bankrupt NextWave Telecom. This bandwidth offers the capacity to roll out new functionality, but its ownership is currently mired in a controversy involving Congress. The lack of a resolution, meanwhile, has cast a pall over the sector. Nevertheless, AT&T Wireless's solid fundamentals - not to mention that our analyses suggest the company will be cash-flow positive in 2003
- has convinced us to hold on to the stock.

Delphi Automotive Systems also lagged, hit early by cutbacks in 2001 automotive production plans and later by reduced expectations for 2002. Even so, its cost-cutting measures appear to be working. Delphi is projecting an increase in net income for 2002 despite a drop in revenue, and reduced automobile inventories indicate production levels could rebound soon. Optimistic about these developments, we see considerable upside potential in the stock, so we decided to absorb its lackluster returns during the period and maintain our position.

Elsewhere, the Portfolio remains heavily weighted in the manufacturing and industrial sectors, where shrinking inventory levels and 15 consecutive months of contraction point to a recovery in the near term. Conversely, trading levels in the technology, retail and consumer products areas may have gotten ahead of themselves with the fourth-quarter rally. As we see it, a company's fundamentals must support its valuations before we invest. In the end, we would rather miss a little upside than face a large loss because a company was unable to live up to unrealistic expectations.

Thank you for investing in Janus Aspen Core Equity Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              89.2%                80.2%
  Foreign                                              6.3%                 3.2%
Top 10 Equities                                       28.0%                31.3%
Number of Stocks                                         66                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         10.8%                19.8%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Aspen Equity Income Portfolio. The Portfolio's name, investment objective, and certain investment policies changed on 7/31/01.

                                    Janus Aspen Series / December 31, 2001  13

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (11.75)%
  From Inception                                                          19.12%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   9.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (12.04)%
  From Portfolio Inception                                                18.67%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Core Equity Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Core Equity Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Core Equity Portfolio - Institutional Shares ($22,629) as compared to the S&P 500 Index ($15,280).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (11.75)%
Since 5/1/97,* 19.12%

Janus Aspen Core Equity Portfolio
- Institutional Shares
- $22,629

S&P 500 Index
- $15,280

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.2%
Advertising Sales - 1.1%
       3,535    Lamar Advertising Co.* ......................    $      149,672

Agricultural Operations - 1.5%
       6,215    Monsanto Co. ................................           210,067

Applications Software - 1.5%
       3,140    Microsoft Corp.* ............................           208,088

Automotive - Cars and Light Trucks - 2.2%
       4,930    BMW A.G. ....................................           173,607
       2,705    General Motors Corp. ........................           131,463

                                                                        305,070

Automotive - Truck Parts and Equipment - 1.4%
      13,950    Delphi Automotive Systems Corp. .............           190,557

Beverages - Non-Alcoholic - 0.8%
       2,145    PepsiCo, Inc. ...............................           104,440

Beverages - Wine and Spirits - 1.0%
      11,487    Diageo PLC ..................................           131,289

Brewery - 2.1%
       6,299    Anheuser-Busch Companies, Inc. ..............           284,778

Broadcast Services and Programming - 0.9%
       2,505    Clear Channel Communications, Inc.* .........           127,530

Cable Television - 0.7%
       2,563    Comcast Corp. - Special Class A* ............            92,268

Cellular Telecommunications - 2.4%
      23,021    AT&T Wireless Services, Inc.* ...............    $      330,812

Chemicals - Diversified - 1.4%
       2,710    E.I. du Pont de Nemours and Co. .............           115,202
       5,365    Lyondell Chemical Co. .......................            76,880

                                                                        192,082

Computer Services - 2.7%
       2,965    Electronic Data Systems Corp. ...............           203,251
       7,835    Perot Systems Corp.* ........................           159,991

                                                                        363,242

Computers - 2.5%
      10,960    Apple Computer, Inc.* .......................           240,024
         805    IBM Corp. ...................................            97,373

                                                                        337,397

Computers - Peripheral Equipment - 1.2%
       2,695    Lexmark International Group, Inc. - Class A*            159,005

Cosmetics and Toiletries - 2.7%
       2,475    Kimberly-Clark Corp. ........................           148,005
       2,715    Procter & Gamble Co. ........................           214,838

                                                                        362,843

Data Processing and Management - 2.6%
       6,098    Automatic Data Processing, Inc. .............           359,172

Diversified Financial Services - 4.7%
      12,651    Citigroup, Inc. .............................           638,622

See Notes to Schedules of Investments.

  14  Janus Aspen Series / December 31, 2001

                                               Janus Aspen Core Equity Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 9.3%
       9,476    General Electric Co. ........................    $      379,798
       8,860    Honeywell International, Inc. ...............           299,645
       1,905    Illinois Tool Works, Inc. ...................           129,006
       3,850    Minnesota Mining and Manufacturing Co. ......           455,108

                                                                      1,263,557

Electronic Design Automation - 1.3%
       7,877    Cadence Design Systems, Inc.* ...............           172,664

Engineering - Research and Development - 1.2%
       4,415    Fluor Corp. .................................           165,121

Enterprise Software/Services - 0.5%
       4,970    Oracle Corp.* ...............................            68,636

Fiduciary Banks - 0.8%
       2,830    Bank of New York Company, Inc. ..............           115,464

Hotels and Motels - 1.2%
         835    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................            19,957
       4,765    Starwood Hotels and Resorts
                   Worldwide, Inc. ..........................           142,235

                                                                        162,192

Insurance Brokers - 3.9%
       4,325    Aon Corp. ...................................           153,624
       3,525    Marsh & McLennan Companies, Inc. ............           378,761

                                                                        532,385

Life and Health Insurance - 1.1%
       1,595    CIGNA Corp. .................................           147,777

Medical - Drugs - 4.8%
       5,075    American Home Products Corp. ................           311,402
       1,580    Eli Lilly and Co. ...........................           124,093
       5,460    Pfizer, Inc. ................................           217,581

                                                                        653,076

Medical - Hospitals - 2.1%
       4,805    Tenet Healthcare Corp.* .....................           282,150

Money Center Banks - 2.3%
       2,015    Bank of America Corp. .......................           126,844
       5,330    J.P. Morgan Chase & Co. .....................           193,745

                                                                        320,589

Motorcycle and Motor Scooter Manufacturing - 0.6%
       1,520    Harley-Davidson, Inc. .......................            82,551

Multi-Line Insurance - 2.3%
       3,923    American International Group, Inc. ..........           311,486

Multimedia - 5.2%
       3,930    Entravision Communications Corp.* ...........            46,963
       1,965    Gannett Company, Inc. .......................           132,107
       7,822    Viacom, Inc. - Class B* .....................           345,341
       8,830    Walt Disney Co. .............................           182,957

                                                                        707,368

Oil Companies - Exploration and Production - 1.3%
       4,790    Burlington Resources, Inc. ..................           179,817

Oil Companies - Integrated - 1.7%
       5,770    Exxon Mobil Corp. ...........................           226,761

Property and Casualty Insurance - 2.6%
       3,785    ACE, Ltd. ...................................           151,968
       2,245    XL Capital, Ltd. - Class A ..................           205,103

                                                                        357,071

Radio - 0.6%
       8,020    Spanish Broadcasting System, Inc. - Class A*     $       79,318

Reinsurance - 1.8%
          95    Berkshire Hathaway, Inc. - Class B* .........           239,875

Retail - Discount - 1.8%
       2,360    Target Corp. ................................            96,878
       2,566    Wal-Mart Stores, Inc. .......................           147,673

                                                                        244,551

Semiconductor Components/Integrated Circuits - 2.1%
       2,903    Linear Technology Corp. .....................           113,333
       3,231    Maxim Integrated Products, Inc.* ............           169,660

                                                                        282,993

Super-Regional Banks - 1.2%
       7,733    U.S. Bancorp ................................           161,852

Telecommunication Equipment - Fiber Optics - 0.5%
       4,970    CIENA Corp.* ................................            71,121

Toys - 1.1%
       8,910    Mattel, Inc. ................................           153,252

Transportation - Services - 1.5%
       3,955    FedEx Corp.* ................................           205,185
--------------------------------------------------------------------------------
Total Common Stock (cost $11,110,868) .......................        11,733,746
--------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Brewery - 0.1%
$     15,000    Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................            15,169

Broadcast Services and Programming - 0.5%
      67,000    Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................            68,340

Cellular Telecommunications - 0.4%
      46,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............            52,210

Chemicals - Diversified - 0.6%
      78,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................            78,780
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $215,461) .......................           214,499
--------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 1.3%
         460    Porsche A.G. ................................           175,707

Cable Television - 0.4%
       1,110    Cox Communications, Inc.
                   convertible, 7.00% .......................            61,239

Electric - Integrated - 0.7%
       1,907    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................            97,257

Publishing - Newspapers - 0.6%
         896    Tribune Co., convertible, 2.00% .............            77,791
--------------------------------------------------------------------------------
Total Preferred Stock (cost $440,871) .......................           411,994
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.9%
                Fannie Mae:
$     55,000       4.75%, due 11/14/03 ......................            56,635
      65,000       6.625%, due 9/15/09 ......................            69,469
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $122,294) ...........           126,104
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  15

Janus Aspen Core Equity Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 7.4%
$  1,000,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $1,000,100
                   collateralized by $1,415,767
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $3,969  in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $1,018,509 and $1,491
                   (cost $1,000,000) ........................    $    1,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,889,494) - 99.1% ..........        13,486,343
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%           118,869
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   13,605,212
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.6%         $      357,071
Canada                                               0.2%                 19,957
Germany                                              2.6%                349,314
United Kingdom                                       1.0%                131,289
United States++                                     93.6%             12,628,712
--------------------------------------------------------------------------------
Total                                              100.0%         $   13,486,343

++Includes Short-Term Securities (86.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

  16  Janus Aspen Series / December 31, 2001

                                                  Janus Aspen Balanced Portfolio

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Balanced Portfolio fell 4.66% for its Institutional Shares and declined 4.90% for its Service Shares. By comparison, the Standard & Poor's 500 Index, the benchmark for the equity portion of the Portfolio, lost 11.88% and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 8.50%.(1)

Amid optimism for an economic recovery in 2002, the major stock indices rallied through the final months of 2001 and erased the losses posted immediately following the September 11 terrorist attacks. Helping embolden the markets was the Federal Reserve, which cut rates 11 times during the year to trim the key overnight lending rate to 1.75%, a 40-year low.

With the Fed near the end of its aggressive rate-cutting campaign, we moved to slightly shorten the duration of our bond holdings. By investing in a healthy balance of investment-grade securities, Treasuries and mortgage-related government agency debt, we are buffering the Portfolio from significant credit risk while watching for signals the bond market sends about inflation.

As for our approach to equities, we insist on well-led, quality companies that generate improving returns even in difficult times. One such holding is Minnesota Mining and Manufacturing (3M), an industrial conglomerate run by CEO Jim McNerney, a Jack Welch protege from General Electric. McNerney took the helm on January 1, 2001, bringing a fresh perspective to an organization historically known for its entrenched, bureaucratic culture. While effectively implementing workforce and management changes in a way that has not alienated employees - I liken it to turning on an iron instead of flipping on a light switch - he has also streamlined the company's cost structure. When the economy does recover, we believe 3M will be in an even stronger position and poised to gain.

Another steady performer was the world's largest brewer, Anheuser-Busch. One of our longtime holdings, the company regularly tops performance expectations while maintaining a commanding 48% market share. As the economy slowed in 2001 and pricing power became scarce, Anheuser-Busch was able to gradually introduce price increases on its leading brands. The move resulted in revenue and profit growth while continuing to support its effective long-range growth and acquisition strategy.

Hindering the Portfolio's performance was financial services giant Citigroup. The recession hurt its corporate finance business, and the World Trade Center disaster generated a $500 million loss for its insurance unit. Consequently, the stock experienced some selling pressure. Even so, the company generates more than $1.5 billion in cash flow on a monthly basis and continues to get stronger as it diversifies its revenue stream away from volatile investment banking revenues and into consistent, predictable businesses. Through acquisitions such as Mexico's Grupo Financiero Banamex-Accival, a purchase completed during the third quarter, Citigroup is also expanding its global presence and gaining access to higher-growth markets without risking overexposure to any one country or region.

Another disappointment is Exxon Mobil as it fell in lockstep with oil prices, which hovered around $20 a barrel through the fourth quarter after spending most of the year near $26 a barrel. The company has not missed its earning targets or guided down revenue expectations, but, the fact is, the stock trades very closely with the price of oil. Still, given its strong balance sheet, minimal debt and impressive cash flow, we remain steadfast in our belief in Exxon's future growth prospects.

Looking ahead, I believe many issues need to be resolved before the economy, which was showing signs of a slowdown prior to the events of September 11, regains the solid footing necessary for a recovery. Lethargic demand, soft earnings and weak earnings outlooks continued to afflict corporate America through the fourth quarter. Meanwhile, the rising toll of unemployment endangered resilient consumer confidence levels. Although manufacturing, where inventories neared historic lows, and housing, where cheap mortgage rates continued to entice consumers, offered encouraging bright spots, corporate profits remain a critical factor in any recovery, as they will likely determine how quickly a bounce in capital spending occurs.

All that said, we will maintain our focus on researching companies from the bottom up, selecting those whose returns are rising, cash flow is growing and asset prices - whether stocks or bonds - are attractive.

Thank you for investing in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              47.5%                42.9%
Top 10 Equities                                       16.1%                17.3%
Number of Stocks                                         66                   63
Fixed Income Securities
  U.S. Government Obligations                         21.5%                23.0%
  Corporate Bonds/Warrants
    Investment Grade                                  18.1%                15.2%
    High-Yield/High-Risk                               1.0%                 3.0%
Preferred Stock                                        1.2%                 1.7%
Other Securities                                         --                 0.3%
Cash and Cash Equivalents                             10.7%                13.9%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  17

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (4.66)%
  5 Year                                                                  14.13%
  From Inception                                                          14.31%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.50%
  5 Year                                                                   7.37%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  5 Year                                                                  10.70%
  From Inception Date of Institutional Shares                             13.70%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (4.90)%
  5 Year                                                                  14.08%
  From Portfolio Inception                                                14.31%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. S&P 500 is an index of 500 major, large-cap US corporations. Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500 Index and the Lehman Brothers Govt./Credit Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Govt./Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The upper and lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($30,349) as compared to the S&P 500 Index ($29,032) and the Lehman Brothers Govt./Credit Index ($16,903).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (4.66)%
Five Year, 14.13%
Since 9/13/93,* 14.31%

Janus Aspen Balanced Portfolio
- Institutional Shares - $30,349

S&P 500 Index - $29,032

Lehman Brothers Govt./
Credit Index
- $16,903

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 47.5%
Agricultural Operations - 0.7%
     764,960    Monsanto Co. ................................    $   25,855,648

Applications Software - 0.8%
     448,210    Microsoft Corp.* ............................        29,702,877

Automotive - Cars and Light Trucks - 1.6%
     920,609    BMW A.G. ....................................        32,418,667
     549,875    General Motors Corp. ........................        26,723,925

                                                                     59,142,592

Automotive - Truck Parts and Equipment - 0.7%
   1,957,165    Delphi Automotive Systems Corp. .............        26,734,874

Beverages - Non-Alcoholic - 0.7%
     551,860    PepsiCo, Inc. ...............................        26,870,063

Beverages - Wine And Spirits - 0.4%
   1,384,932    Diageo PLC ..................................        15,828,884

Brewery - 1.0%
     842,309    Anheuser-Busch Companies, Inc. ..............        38,080,790

Broadcast Services and Programming - 0.8%
     300,005    Clear Channel Communications, Inc.* .........        15,273,255
     923,456    Liberty Media Corp. - Class A* ..............        12,928,384

                                                                     28,201,639

Cable Television - 0.4%
     404,919    Comcast Corp. - Special Class A* ............        14,577,084

Cellular Telecommunications - 1.1%
   2,711,008    AT&T Wireless Services, Inc.* ...............    $   38,957,185

Chemicals - Diversified - 1.1%
     641,595    E.I. du Pont de Nemours and Co. .............        27,274,203
     831,548    Lyondell Chemical Co. .......................        11,916,083

                                                                     39,190,286

Computer Services - 0.8%
     433,550    Electronic Data Systems Corp. ...............        29,719,852

Computers - 1.6%
   1,228,780    Apple Computer, Inc. * ......................        26,910,282
     252,435    IBM Corp. ...................................        30,534,538

                                                                     57,444,820

Computers - Peripheral Equipment - 0.6%
     346,245    Lexmark International Group, Inc. - Class A*         20,428,455

Cosmetics and Toiletries - 1.4%
     328,410    Kimberly-Clark Corp. ........................        19,638,918
     379,220    Procter & Gamble Co. ........................        30,007,679

                                                                     49,646,597

Data Processing and Management - 1.4%
     865,559    Automatic Data Processing, Inc. .............        50,981,425

Diversified Financial Services - 2.8%
   2,027,071    Citigroup, Inc. .............................       102,326,544

See Notes to Schedules of Investments.

  18  Janus Aspen Series / December 31, 2001

                                                  Janus Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 5.7%
   1,417,664    General Electric Co. ........................    $   56,819,973
   1,626,330    Honeywell International, Inc. ...............        55,002,481
     220,445    Illinois Tool Works, Inc. ...................        14,928,535
     660,535    Minnesota Mining and Manufacturing Co. ......        78,081,842

                                                                    204,832,831

Electronic Components - Semiconductors - 0.2%
     273,612    Texas Instruments, Inc. .....................         7,661,136

Electronic Design Automation - 0.6%
   1,046,127    Cadence Design Systems, Inc.* ...............        22,931,104

Engineering - Research and Development - 0.7%
     638,655    Fluor Corp. .................................        23,885,697

Enterprise Software/Services - 0.4%
     961,660    Oracle Corp.* ...............................        13,280,525

Fiduciary Banks - 0.5%
     408,420    Bank of New York Company, Inc. ..............        16,663,536

Hotels and Motels - 0.1%
     120,233    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................         2,873,569

Insurance Brokers - 2.2%
     619,620    Aon Corp. ...................................        22,008,902
     521,835    Marsh & McLennan Companies, Inc. ............        56,071,171

                                                                     78,080,073

Life and Health Insurance - 0.7%
     285,255    CIGNA Corp. .................................        26,428,876

Medical - Drugs - 2.6%
     661,955    American Home Products Corp. ................        40,617,559
     281,415    Eli Lilly and Co. ...........................        22,102,334
     371,525    Pfizer, Inc. ................................        14,805,271
     448,130    Schering-Plough Corp. .......................        16,047,535

                                                                     93,572,699

Medical - Hospitals - 1.1%
     677,310    Tenet Healthcare Corp.* .....................        39,771,643

Money Center Banks - 1.4%
     343,740    Bank of America Corp. .......................        21,638,433
     835,710    J.P. Morgan Chase & Co. .....................        30,378,059

                                                                     52,016,492

Motorcycle and Motor Scooter Manufacturing - 0.3%
     182,343    Harley-Davidson, Inc. .......................         9,903,048

Multi-Line Insurance - 1.3%
     596,729    American International Group, Inc. ..........        47,380,283

Multimedia - 2.5%
     285,745    Gannett Company, Inc. .......................        19,210,636
   1,055,416    Viacom, Inc. - Class B* .....................        46,596,616
   1,125,835    Walt Disney Co. .............................        23,327,301

                                                                     89,134,553

Oil Companies - Exploration and Production - 1.4%
     367,310    Anadarko Petroleum Corp. ....................        20,881,573
     773,917    Burlington Resources, Inc. ..................        29,052,844

                                                                     49,934,417

Oil Companies - Integrated - 1.5%
   1,282,340    Exxon Mobil Corp. ...........................        50,395,962
     145,313    PanCanadian Energy Corp. ....................         3,759,680

                                                                     54,155,642

Property and Casualty Insurance - 1.3%
     506,835    ACE, Ltd. ...................................    $   20,349,425
     300,885    XL Capital, Ltd. - Class A ..................        27,488,854

                                                                     47,838,279

Reinsurance - 0.8%
      12,285    Berkshire Hathaway, Inc. - Class B* .........        31,019,625

Retail - Apparel and Shoe - 0.5%
   1,208,295    Gap, Inc. ...................................        16,843,632

Retail - Discount - 1.1%
     469,770    Target Corp. ................................        19,284,058
     343,625    Wal-Mart Stores, Inc. .......................        19,775,619

                                                                     39,059,677

Semiconductor Components/Integrated Circuits - 0.7%
     291,847    Linear Technology Corp. .....................        11,393,707
     299,247    Maxim Integrated Products, Inc.* ............        15,713,460

                                                                     27,107,167

Super-Regional Banks - 0.7%
   1,224,283    U.S. Bancorp ................................        25,624,243

Telecommunication Equipment - Fiber Optics - 0.4%
     908,225    CIENA Corp.* ................................        12,996,700

Transportation - Services - 0.9%
     615,845    FedEx Corp.* ................................        31,950,039
--------------------------------------------------------------------------------
Total Common Stock (cost $1,688,092,329) ....................     1,718,635,101
--------------------------------------------------------------------------------
Corporate Bonds - 19.1%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$  5,790,000       7.25%, company guaranteed
                   notes, due 5/15/06 .......................         6,217,013
   6,195,000       8.20%, notes, due 12/1/09 ................         6,969,375
   9,700,000       7.65%, company guaranteed
                   notes, due 5/1/16 ........................        10,560,875

                                                                     23,747,263

Automotive - Truck Parts and Equipment - 0.5%
  14,240,000    Delphi Automotive Systems Corp., 6.55%
                   notes, due 6/15/06 .......................        14,257,800
   5,420,000    Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....         5,494,525

                                                                     19,752,325

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   7,675,000       5.375%, notes, due 8/15/06 ...............         7,770,938
  17,173,000       7.125%, notes, due 9/30/09 ...............        18,396,576
  11,875,000       6.125%, notes, due 8/15/11 ...............        11,949,219
   4,455,000    PepsiCo, Inc., 4.50%
                   notes, due 9/15/04 .......................         4,510,688

                                                                     42,627,421

Brewery - 1.3%
                Anheuser-Busch Companies, Inc.:
   9,995,000       5.65%, notes, due 9/15/08 ................        10,182,406
   9,135,000       5.75%, notes, due 4/1/10 .................         9,123,581
  13,969,000       6.00%, senior notes, due 4/15/11 .........        14,126,151
   3,600,000       7.55%, notes, due 10/1/30 ................         4,113,000
   3,750,000       6.80%, notes, due 1/15/31 ................         3,914,063
   4,925,000       6.80%, notes, due 8/20/32 ................         5,140,469

                                                                     46,599,670

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  19

Janus Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 0.6%
                Clear Channel Communications, Inc.:
$ 13,003,000       2.625%, convertible senior
                   notes, due 4/1/03 ........................    $   13,263,060
   9,370,000       6.00%, notes, due 11/1/06 ................         9,217,738

                                                                     22,480,798

Cable Television - 1.3%
                Cox Communications, Inc.:
   3,950,000       7.50%, notes, due 8/15/04 ................         4,216,625
   7,672,000       7.75%, notes, due 8/15/06 ................         8,237,810
                CSC Holdings, Inc.:
   7,000,000       8.125%, debentures, due 8/15/09 ..........         7,192,500
   7,170,000       7.625%, senior notes, due 4/1/11 .........         7,178,963
  18,005,000    TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................        18,500,138

                                                                     45,326,036

Cellular Telecommunications - 0.6%
   8,350,000    AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06 .................         8,830,125
   2,000,000    Cingular Wireless, Inc., 5.625%
                   notes, due 12/15/06+ .....................         2,017,500
   9,940,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............        11,281,900

                                                                     22,129,525

Chemicals - Diversified - 0.7%
  10,960,000    E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................        11,795,700
  14,933,000    Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................        15,082,330

                                                                     26,878,030

Commercial Banks - 0.1%
   5,420,000    US Bank N.A., 5.70%
                   notes, due 12/15/08 ......................         5,304,825

Computers - 0.4%
  12,723,000    Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................        12,913,845

Cosmetics and Toiletries - 0.2%
   8,175,000    International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06 ................         8,266,969

Diversified Financial Services - 2.6%
  11,225,000    Associates Corp. of North America, 5.75%
                   senior notes, due 11/1/03 ................        11,702,063
                Citigroup, Inc.:
   4,590,000       5.50%, notes, due 8/9/06 .................         4,653,112
  11,850,000       7.25%, subordinated notes, due 10/1/10 ...        12,694,312
   5,575,000       6.50%, notes, due 1/18/11 ................         5,735,281
                General Electric Capital Corp.:
  10,415,000       5.375%, notes, due 1/15/03 ...............        10,688,394
  20,100,000       5.375%, notes, due 4/23/04 ...............        20,853,750
  10,940,000       7.25%, notes, due 5/3/04 .................        11,801,525
  17,000,000       5.35%, notes, due 3/30/06 ................        17,297,500

                                                                     95,425,937

Diversified Operations - 0.4%
                Honeywell International, Inc.:
   8,950,000       5.125%, notes, due 11/1/06 ...............         8,826,937
   7,165,000       6.125%, notes, due 11/1/11 ...............         7,093,350

                                                                     15,920,287

Finance - Auto Loans - 0.7%
                General Motors Acceptance Corp.:
$ 15,850,000       6.75%, notes, due 12/10/02 ...............    $   16,365,125
   5,955,000       5.80%, notes, due 3/12/03 ................         6,074,100

                                                                     22,439,225

Finance - Consumer Loans - 0.6%
   8,830,000    American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................         8,962,450
                Household Finance Corp.:
   7,180,000       6.50%, notes, due 1/24/06 ................         7,359,500
   4,340,000       6.75%, notes, due 5/15/11 ................         4,312,875

                                                                     20,634,825

Finance - Credit Card - 0.4%
  12,921,000    American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .        13,712,411

Finance - Investment Bankers/Brokers - 0.5%
  17,325,000    Salomon Smith Barney Holdings, Inc.
                   6.50%, notes, due 2/15/08 ................        17,974,688

Food - Diversified - 0.6%
                Kellogg Co.:
  18,100,000       5.50%, notes, due 4/1/03 .................        18,552,500
   1,800,000       7.45%, debentures, due 4/1/31 ............         1,932,750

                                                                     20,485,250

Food - Retail - 1.2%
   4,420,000    Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         4,745,975
                Kroger Co.:
   3,960,000       7.80%, notes, due 8/15/07 ................         4,331,250
   1,780,000       7.00%, senior notes, due 5/1/18 ..........         1,768,875
   4,550,000       6.80%, notes, due 12/15/18 ...............         4,430,562
   4,580,000       7.50%, company guaranteed notes
                   due 4/1/31 ...............................         4,809,000
                Safeway, Inc.:
   3,050,000       6.85%, senior notes, due 9/15/04 .........         3,225,375
   7,750,000       6.15%, notes, due 3/1/06 .................         7,953,437
   3,350,000       6.50%, notes, due 11/15/08 ...............         3,442,125
   9,350,000       6.50%, notes, due 3/1/11 .................         9,537,000

                                                                     44,243,599

Internet Brokers - 0.3%
   9,667,000    Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................        10,416,193

Life and Health Insurance - 0.1%
   2,393,000    SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................         2,503,676

Medical - Drugs - 0.3%
   9,150,000    Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................         9,413,062
   2,871,000    Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................         2,910,476

                                                                     12,323,538

Medical - HMO - 0.1%
   4,950,000    UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................         5,265,562

Money Center Banks - 0.3%
                J.P. Morgan Chase & Co.:
   4,935,000       5.625%, notes, due 8/15/06 ...............         5,015,194
   6,620,000       6.75%, subordinated notes, due 2/1/11 ....         6,777,225

                                                                     11,792,419

See Notes to Schedules of Investments.

  20  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 0.3%
                Viacom, Inc.:
$  8,485,000       7.75%, senior notes, due 6/1/05 ..........    $    9,153,194
   3,000,000       7.70%, company guaranteed
                   notes, due 7/30/10 .......................         3,255,000

                                                                     12,408,194

Oil Companies - Exploration and Production - 0.2%
   7,095,000    Burlington Resources Finance Co., 7.20%
                   notes, due 8/15/31 .......................         6,864,412

Oil Refining and Marketing - 0.2%
   5,275,000    Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................         6,039,875

Physical Therapy and Rehabilitation Centers - 0%
                HEALTHSOUTH Corp.:
   1,085,000       7.375%, senior notes, due 10/1/06+ .......         1,085,000
   1,085,000       8.375%, notes, due 10/1/11+ ..............         1,117,550

                                                                      2,202,550

Pipelines - 0.6%
                El Paso Corp.:
   8,825,000       7.00%, senior notes, due 5/15/11 .........         8,736,750
   8,825,000       8.05%, notes, due 10/15/30 ...............         9,056,656
   3,600,000    Kinder Morgan, Inc., 6.45%
                   senior notes, due 3/1/03 .................         3,703,500

                                                                     21,496,906

Resorts and Theme Parks - 0%
   1,065,000    Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................         1,080,975

Retail - Apparel and Shoe - 0.4%
                Gap, Inc.:
   2,800,000       8.15%, notes, due 12/15/05+ ..............         2,415,000
  11,715,000       8.80%, notes, due 12/15/08+ ..............        10,250,625

                                                                     12,665,625

Retail - Building Products - 0.7%
  22,425,000    Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................        23,742,469

Retail - Discount - 1.0%
                Target Corp.:
   8,775,000       5.50%, notes, due 4/1/07 .................         8,862,750
   2,855,000       5.40%, notes, due 10/1/08 ................         2,819,313
                Wal-Mart Stores, Inc.:
   7,850,000       5.45%, notes, due 8/1/06 .................         8,036,438
  14,340,000       6.875%, senior notes, due 8/10/09 ........        15,505,125

                                                                     35,223,626

Super-Regional Banks - 0%
   1,693,000    Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........         1,779,766
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $674,370,346) ...................       692,668,715
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
Electric - Integrated - 0.5%
     381,152    Reliant Energy, Inc., convertible, 2.00%,
                   (AOL Time Warner, Inc.) ..................        19,438,752

Oil Companies - Integrated - 0.5%
     509,675    El Paso CGP Co., convertible, 6.625% ........        16,054,762

Publishing - Newspapers - 0.2%
      98,448    Tribune Co., convertible, 2.00% .............         8,547,255
--------------------------------------------------------------------------------
Total Preferred Stock (cost $64,451,846) ....................        44,040,769
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09*,+
                   (cost $0) ................................    $       37,494
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.5%
U.S. Government Agencies - 10.8%
                Fannie Mae:
$ 63,735,000       4.75%, due 11/14/03 ......................        65,629,204
  90,900,000       3.125%, due 11/15/03 .....................        90,900,000
  23,780,000       5.50%, due 5/2/06 ........................        24,493,400
  14,365,000       4.75%, due 1/2/07 ........................        14,275,219
  43,935,000       6.625%, due 9/15/09 ......................        46,955,531
  13,200,000       6.25%, due 2/1/11 ........................        13,431,000
  34,150,000       5.50%, due 3/15/11 .......................        33,552,375
                Federal Home Loan Bank:
  56,325,000       4.875%, due 5/14/04 ......................        57,944,344
  29,175,000       6.50%, due 11/15/05 ......................        31,180,781
                Freddie Mac
  12,270,000       5.875%, due 3/21/11 ......................        12,193,312

                                                                    390,555,166

U.S. Treasury Notes/Bonds - 10.7%
  17,900,000       4.75%, due 1/31/03 .......................        18,397,083
   5,350,000       2.75%, due 9/30/03 .......................         5,342,457
  70,845,000       5.875%, due 11/15/04 .....................        75,012,103
  40,760,000       6.50%, due 10/15/06 ......................        44,391,716
  33,160,000       5.50%, due 2/15/08 .......................        34,613,071
   5,545,000       5.625%, due 5/15/08 ......................         5,812,269
  16,095,000       5.50%, due 5/15/09 .......................        16,678,927
  26,910,000       5.00%, due 2/15/11 .......................        26,827,924
  25,975,000       7.25%, due 5/15/16 .......................        30,030,477
  26,435,000       6.25%, due 8/15/23 .......................        27,983,827
  29,775,000       5.25%, due 2/15/29 .......................        27,954,556
  47,375,000       6.125%, due 8/15/29 ......................        50,280,035
  22,270,000       6.25%, due 5/15/30 .......................        24,123,755

                                                                    387,448,200
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $767,421,792) .......       778,003,366
--------------------------------------------------------------------------------
Repurchase Agreement - 6.0%
 216,900,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $216,921,690
                   collateralized by $307,079,796
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $860,838 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $220,914,617 and $323,383
                   (cost $216,900,000) ......................       216,900,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.7%
                Tyco Capital Corp.
  60,000,000       1.78%, 1/2/01
                   (amortized cost $59,997,033) .............        59,997,033
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  21

Janus Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 2.9%
                Fannie Mae:
$ 25,000,000       3.275%, 4/17/02 ..........................    $   24,875,000
  20,000,000       1.92%, 4/18/02 ...........................        19,900,000
                Federal Home Loan Bank System:
  25,000,000       3.55%, 1/11/02 ...........................        24,987,292
  10,000,000       1.95%, 5/1/02 ............................         9,937,500
  25,000,000       1.74%, 5/15/02 ...........................        24,843,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $104,405,165) ..........       104,543,542
--------------------------------------------------------------------------------
Total Investments (total cost $3,575,638,511) - 99.9% .......     3,614,826,020
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         3,175,609
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $3,618,001,629
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.3%         $   47,838,279
Canada                                               0.2%              6,633,249
Germany                                              0.9%             32,418,667
United Kingdom                                       0.4%             15,866,378
United States++                                     97.2%          3,512,069,447
--------------------------------------------------------------------------------
Total                                              100.0%         $3,614,826,020

++Includes Short-Term Securities (86.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

  22  Janus Aspen Series / December 31, 2001

                                         Janus Aspen Growth and Income Portfolio

[PHOTO]
David Corkins
portfolio manager

Janus Aspen Growth and Income Portfolio declined 13.37% for its Institutional Shares and 13.58% for its Service Shares for the fiscal year ended December 31, 2001, while its benchmark, the S&P 500 Index, fell 11.88%.(1) As of December 31, 2001, the Portfolio placed in the top quartile of its peer group, ranking 11 out of 148 large-cap growth funds for the one-year period as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The past year has been challenging for investors, as markets were roiled by an economic downturn in the United States, a rash of corporate earnings disappointments and the ongoing correction in technology valuations. Compounding these pressures were the tragic events of September 11, which left investors in shock and cast a shadow of uncertainty over markets worldwide. Responding to this environment, the Federal Reserve reduced interest rates 11 times, taking the federal funds rate to its lowest level in more than four decades. These rate cuts helped rejuvenate consumer confidence and raise hopes for an improved economic outlook in 2002.

We are disappointed that we must report a loss to our shareholders. Nonetheless, we believe that our more defensive posture helped shield our investors from the worst of the volatility. As we look ahead to position the Portfolio for a potential economic rebound, we have made changes incrementally, relying on disciplined analysis rather than swift reaction to market swings. For instance, as interest rates continued to decline in the second half of the year, we took gains on a number of our longer-term, fixed-income holdings. Given the prospects for an improved economy, we felt that the bond market offered fewer marginal opportunities. Consequently, we redeployed assets to take advantage of reduced valuations in the stock market.

On the equity side, we maintained a diversified portfolio to ensure that no single position or industry could have a disproportionate effect on performance. At the same time, we continued to rely on a core of long-time holdings that have earned our confidence through their execution and profitability. These are blue-chip companies with proven management teams and established market positions.

One standout was global financial services powerhouse Citigroup. With its diverse product base and global reach, Citigroup is positioned for continued growth as it taps underserved markets for credit cards, insurance and underwriting. In August, Citigroup completed its purchase of Mexico's Grupo Financiero Banamex-Accival, or Banacci, one of the leading commercial banks in Mexico. This acquisition will help it leverage its technology and marketing prowess to capitalize on Banacci's huge market share.

Another stock that provided us with stability was PepsiCo, parent of the Pepsi Cola, Frito-Lay and Tropicana brands. The company continues to reap synergies in the distribution of its many products. Moreover, its recent acquisition of Quaker Oats, including the powerful Gatorade brand, offers the opportunity to further boost incremental margins. Meanwhile, Anheuser-Busch, the world's largest brewer, benefited from its leading brand name and dominant market share, which helped it sustain price increases and double-digit earnings growth even in a lackluster economy.

Detracting from our results was disappointing performance by American International Group, a multi-line insurance company, which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the insurance company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence.

Additionally, several of our energy positions, including Exxon-Mobil, declined on concerns that oil prices would continue to sag due to weaker global demand and the failure by oil-producing nations to coordinate production cutbacks. Even so, we felt that the drop in Exxon's stock was overstated. With its strong business platform and ample cash flow, the company has already proven its ability to weather economic and oil-demand cycles. Furthermore, we believe that the stock will continue to benefit from the synergies created by Exxon's acquisition of Mobil, a merger that strengthens Exxon's already-powerful leverage with suppliers and customers.

Going forward, we remain cautiously optimistic on prospects for a recovery in 2002, as interest rate cuts, increased government spending and lower oil prices take hold. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach that focuses on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              84.3%                76.2%
Top 10 Equities                                       27.2%                27.2%
Number of Stocks                                         74                   79
Fixed Income Securities                                6.9%                 8.8%
Cash and Cash Equivalents                              8.8%                15.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  23

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                (13.37)%
  From Inception                                                          12.72%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Inception of Institutional Shares                                   2.20%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (13.58)%
  From Portfolio Inception                                                12.44%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($15,514) as compared to the S&P 500 Index ($10,832).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (13.37)%
Since 5/1/98,* 12.72%

Janus Aspen Growth and Income Portfolio
- Institutional Shares - $15,514

S&P 500 Index
- $10,832

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.0%
Applications Software - 2.3%
      61,845    Microsoft Corp.* ............................    $    4,098,468

Automotive - Cars and Light Trucks - 0.7%
      33,315    BMW A.G. ....................................         1,173,167

Automotive - Truck Parts and Equipment - 1.0%
     134,590    Delphi Automotive Systems Corp. .............         1,838,499

Beverages - Non-Alcoholic - 2.9%
     102,240    Coca-Cola Enterprises, Inc. .................         1,936,426
      65,111    PepsiCo, Inc. ...............................         3,170,255

                                                                      5,106,681

Brewery - 1.4%
      54,958    Anheuser-Busch Companies, Inc. ..............         2,484,651

Broadcast Services and Programming - 3.3%
      18,120    Clear Channel Communications, Inc.* .........           922,489
     349,238    Liberty Media Corp. - Class A* ..............         4,889,332

                                                                      5,811,821

Cable Television - 4.5%
     124,438    Comcast Corp. - Special Class A* ............         4,479,768
      61,456    Cox Communications, Inc. - Class A* .........         2,575,621
      36,830    USA Networks, Inc.* .........................         1,005,827

                                                                      8,061,216

Casino Hotels - 0.7%
     136,380    Park Place Entertainment Corp.* .............         1,250,605

Cellular Telecommunications - 1.4%
     172,235    AT&T Wireless Services, Inc.* ...............         2,475,017

Chemicals - Diversified - 2.0%
      67,013    E.I. du Pont de Nemours and Co. .............    $    2,848,723
      53,140    Solutia, Inc. ...............................           745,023

                                                                      3,593,746

Commercial Services - 0.2%
       9,522    Arbitron, Inc.* .............................           325,176

Commercial Services - Financial - 0.9%
      47,002    Paychex, Inc. ...............................         1,638,020

Computer Services - 0.8%
      72,570    Ceridian Corp.* .............................         1,360,687

Computers - 1.1%
      88,730    Apple Computer, Inc.* .......................         1,943,187

Cosmetics and Toiletries - 1.1%
      23,945    Procter & Gamble Co. ........................         1,894,768

Diversified Financial Services - 4.5%
     159,660    Citigroup, Inc. .............................         8,059,637

Diversified Operations - 6.2%
      97,593    General Electric Co. ........................         3,911,527
      89,115    Honeywell International, Inc. ...............         3,013,869
      10,185    Minnesota Mining and Manufacturing Co. ......         1,203,969
      49,270    Tyco International, Ltd. ....................         2,902,003

                                                                     11,031,368

Electric - Integrated - 0.9%
      41,450    Duke Energy Corp. ...........................         1,627,327

Electronic Components - Semiconductors - 0.7%
      74,330    Advanced Micro Devices, Inc.* ...............         1,178,874

See Notes to Schedules of Investments.

  24  Janus Aspen Series / December 31, 2001

                                         Janus Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Engineering - Research and Development - 1.1%
      50,210    Fluor Corp. .................................    $    1,877,854

Entertainment Software - 0.5%
      15,445    Electronic Arts, Inc.* ......................           925,928

Finance - Consumer Loans - 1.5%
      46,045    Household International, Inc. ...............         2,667,847

Finance - Investment Bankers/Brokers - 1.9%
      22,055    Goldman Sachs Group, Inc. ...................         2,045,601
      25,905    Merrill Lynch & Company, Inc. ...............         1,350,169

                                                                      3,395,770

Financial Guarantee Insurance - 0.7%
      20,515    MGIC Investment Corp. .......................         1,266,186

Food - Retail - 0.2%
      17,375    Kroger Co.* .................................           362,616

Hotels and Motels - 0.4%
      28,057    Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................           670,562

Insurance Brokers - 3.1%
      39,645    Aon Corp. ...................................         1,408,190
      34,094    Marsh & McLennan Companies, Inc. ............         3,663,400
      20,200    Willis Group Holdings, Ltd.* ................           475,710

                                                                      5,547,300

Internet Brokers - 0.7%
      77,991    Charles Schwab Corp. ........................         1,206,521

Internet Security - 0.4%
      19,966    VeriSign, Inc.* .............................           759,507

Life and Health Insurance - 1.8%
      11,960    CIGNA Corp. .................................         1,108,094
      42,329    John Hancock Financial Services, Inc. .......         1,748,188
      16,910    Principal Financial Group, Inc.* ............           405,840

                                                                      3,262,122

Medical - Drugs - 5.2%
      25,337    Allergan, Inc. ..............................         1,901,542
      47,305    American Home Products Corp. ................         2,902,635
     112,535    Pfizer, Inc. ................................         4,484,520

                                                                      9,288,697

Medical Instruments - 1.5%
      51,664    Medtronic, Inc. .............................         2,645,713

Money Center Banks - 2.1%
      16,440    Bank of America Corp. .......................         1,034,898
      72,325    J.P. Morgan Chase & Co. .....................         2,629,014

                                                                      3,663,912

Motorcycle and Motor Scooter Manufacturing - 0.6%
      19,568    Harley-Davidson, Inc. .......................         1,062,738

Multi-Line Insurance - 5.6%
      77,855    American International Group, Inc. ..........         6,181,687
      45,391    Assicurazioni Generali ......................         1,260,141
      22,625    PartnerRe, Ltd. .............................         1,221,750
      42,410    Prudential Financial, Inc.* .................         1,407,588

                                                                     10,071,166

Multimedia - 3.3%
      38,860    AOL Time Warner, Inc.* ......................         1,247,406
      84,284    Viacom, Inc. - Class B* .....................         3,721,139
      44,805    Walt Disney Co. .............................           928,360

                                                                      5,896,905

Oil Companies - Exploration and Production - 0.8%
      36,620    Burlington Resources, Inc. ..................    $    1,374,715

Oil Companies - Integrated - 4.1%
      39,220    Conoco, Inc. ................................         1,109,926
     116,580    Exxon Mobil Corp. ...........................         4,581,594
      58,704    PanCanadian Energy Corp.
                   - New York Shares ........................         1,526,304

                                                                      7,217,824

Pipelines - 0.8%
      10,973    El Paso Corp. ...............................           489,505
      17,891    Kinder Morgan, Inc. .........................           996,350

                                                                      1,485,855

Printing - Commercial - 0.5%
      25,946    Valassis Communications, Inc.* ..............           924,196

Reinsurance - 1.2%
         875    Berkshire Hathaway, Inc. - Class B* .........         2,209,375

Semiconductor Components/Integrated Circuits - 2.6%
      35,640    Linear Technology Corp. .....................         1,391,386
      60,119    Maxim Integrated Products, Inc.* ............         3,156,849

                                                                      4,548,235

Super-Regional Banks - 2.2%
     185,775    U.S. Bancorp ................................         3,888,271

Telecommunication Equipment - 1.0%
      74,615    Nokia Oyj (ADR) .............................         1,830,306

Telephone - Integrated - 0.7%
      93,664    Telefonica S.A.* ............................         1,253,445

Toys - 0.8%
      83,540    Mattel, Inc. ................................         1,436,888

Transportation - Railroad - 0.1%
       7,640    Fording, Inc. - New York Shares .............           136,527
--------------------------------------------------------------------------------
Total Common Stock (cost $147,213,267) ......................       145,829,896
--------------------------------------------------------------------------------
Corporate Bonds - 2.4%
Cellular Telecommunications - 0%
$     58,000    VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............            65,830

Finance - Investment Bankers/Brokers - 0.4%
                Merrill Lynch & Company, Inc.:
     445,000       6.80%, notes, due 11/3/03 ................           468,919
     200,000       6.15%, notes, due 1/26/06 ................           207,000

                                                                        675,919

Oil Companies - Exploration and Production - 0.1%
     363,000    Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......           162,442

Retail - Discount - 1.0%
   1,655,000    Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................         1,683,962

Telephone - Integrated - 0.1%
     185,000    CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................           195,406
     111,000    NTL, Inc., 7.00%
                   convertible subordinated
                   notes, due 12/15/08 ......................            10,406

                                                                        205,812

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  25

Janus Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Toys - 0.2%
                Mattel, Inc.:
$    140,000       6.00%, notes, due 7/15/03 ................    $      138,425
     250,000       6.125%, notes, due 7/15/05 ...............           242,187

                                                                        380,612

Transportation - Railroad - 0.2%
     365,000    Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............           372,300

Wireless Equipment - 0.4%
   1,312,000    American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........           782,280
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,798,037) .....................         4,329,157
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 1.3%
       5,947    Porsche A.G. ................................         2,271,583

Electric - Integrated - 1.0%
      35,996    Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         1,835,796
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,383,680) .....................         4,107,379
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.5%
                U.S. Treasury Notes:
$  3,765,000       5.25%, due 8/15/03 .......................         3,915,600
   3,880,000       5.25%, due 5/15/04 .......................         4,045,482
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,687,771) .........         7,961,082
--------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
   6,600,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $6,600,660
                   collateralized by $9,344,060
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $26,194 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $6,722,160 and $9,840
                   (cost $6,600,000) ........................         6,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.6%
                Federal Home Loan Bank System:
   5,000,000       1.83%, 1/11/02 ...........................         4,997,458
   5,000,000       1.65%, 1/31/02 ...........................         4,993,125
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $9,990,583) ..         9,990,583
--------------------------------------------------------------------------------
Total Investments (total cost $180,673,338) - 100.6% ........       178,818,097
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)     (1,005,471)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  177,812,626
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.3%         $    4,123,753
Canada                                               1.3%              2,333,393
Finland                                              1.0%              1,830,306
Germany                                              2.0%              3,444,750
Italy                                                0.7%              1,260,141
Spain                                                0.7%              1,253,445
United States++                                     92.0%            164,572,309
--------------------------------------------------------------------------------
Total                                              100.0%         $  178,818,097

++Includes Short-Term Securities (82.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

  26  Janus Aspen Series / December 31, 2001

                                           Janus Aspen Strategic Value Portfolio

[PHOTO]
David Decker
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Strategic Value Portfolio declined 8.12% for its Institutional Shares and 8.38% for its Service Shares, outpacing its benchmark, the S&P 500 Index, which saw a loss of 11.88%.(1)

The past year proved to be a very difficult one for investors and businesses alike as the economy slowed dramatically, falling into recession as early as spring. While the market spent much of the year searching for signs of an economic bottom, September 11 threw an already tenuous economy into further disarray. It is difficult to express my feelings about the events, as I know that many readers of this letter have suffered great personal and economic losses. I would, however, like to convey my deepest condolences to those who suffered personally as a result of the events.

While the Portfolio has rallied back significantly from the severe capital loss that accompanied the attacks, the damage was, nonetheless, severe. In this context, market reaction to the events did create unique valuation discrepancies on which we selectively bought companies at attractive prices.

As you may recall from past letters, we approach valuation as a function of cash flows. In other words, does the company generate strong free cash flow and does management reinvest that cash flow at a high rate of return? In some areas like media, valuation rarely gets to levels that we believe present a compelling relationship between risk and reward. However, companies such as Viacom and Clear Channel Communications saw declines in their market values go substantially below their intrinsic values during the period. These companies are strong generators of cash with very solid management teams. For us, the issue has always been valuation. We felt that following September 11, the market valuation increasingly reflected the short-term outlook and not the intrinsic value of the cash flows these companies will generate over time. We therefore built a substantial position in each.

The failed takeover of Honeywell by General Electric provided a unique opportunity to buy the former company at a discounted price. Honeywell will certainly suffer along with all companies involved in commercial aerospace. However, we have tremendous confidence in new CEO Larry Bossidy's ability to restructure the company and help it generate substantially greater cash flow, at a higher rate of return, than it has to date. We feel Honeywell's current valuation does not fully reflect this opportunity.

We also increased our position in Teekay Shipping, a leading transporter of petroleum and crude energy products. Following a tremendous increase in market value earlier this year, lower freight rates due to weaker oil demand led to a substantial decline in the company's market value. While the market continues to be weak and potential OPEC supply cuts could further damage the environment for freight rates, we believe the company's market value is below what its ships alone are worth. Given Teekay's ability to generate substantial free cash flow in an improved environment, we felt that buying the assets at a steep discount to their true value will potentially provide excellent return with limited downside risk.

Following a solid first half of the year, Advanced Micro Devices (AMD) suffered a severe correction in its market value as a result of a brutal price war for microprocessors with Intel, its leading competitor. Despite the likely continued difficult environment, we decided to hold the position due to our belief that AMD has substantially improved its competitive position in the market, which has not been fully reflected in its market value. Furthermore, we are particularly encouraged by AMD's ability to maintain market share despite the price war.

Valuing cash flows is fundamentally a function of the confidence we have in the consistency of those cash flows. The higher the confidence in those cash flows, the more we are willing to pay. However, as was the case with Teekay Shipping, we will invest in companies with volatile cash flows if we can buy them at an attractive price.

Going forward, although I do not see any clear signs of an economic turnaround, I am encouraged by periodic anecdotal comments from companies saying things are not getting worse. Regardless of the macroeconomic environment, we are confident that the stocks which represent the Portfolio today offer downside support, yet are positioned to capitalize on the disconnect between intrinsic and market value.

Thank you for your continued confidence in Janus Aspen Strategic Value
Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              69.5%                78.4%
  Foreign                                              9.5%                 9.2%
  Europe                                               0.1%                 0.4%
Top 10 Equities                                       31.9%                31.1%
Number of Stocks                                         47                   63
Cash, Cash Equivalents
  and Fixed Income Securities                         30.5%                21.6%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  27

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/00)
  1 Year                                                                 (8.12)%
  From Inception                                                         (4.84)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (12.05)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                 (8.38)%
  From Inception                                                         (4.88)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations.The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Strategic Value Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Strategic Value Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($9,206) as compared to the S&P 500 Index ($8,074).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (8.12)%
Since 5/1/00,* (4.84)%

Janus Aspen Strategic Value Portfolio
- Institutional Shares - $9,206

S&P 500 Index - $8,074

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 69.5%
Advertising Sales - 0.8%
       3,970    Lamar Advertising Co.* ......................    $      168,090

Aerospace and Defense-Equipment - 1.2%
       3,200    Alliant Techsystems, Inc.* ..................           247,040

Apparel Manufacturers - 0.4%
       1,680    Liz Claiborne, Inc. .........................            83,580

Automotive - Cars and Light Trucks - 0.6%
      25,000    Nissan Motor Company, Ltd. ..................           132,573

Automotive - Truck Parts and Equipment - 4.7%
      10,540    Delphi Automotive Systems Corp. .............           143,976
      12,245    Lear Corp.* .................................           467,024
      10,765    Tower Automotive, Inc.* .....................            97,208
      17,810    Visteon Corp. ...............................           267,862

                                                                        976,070

Broadcast Services and Programming - 1.9%
       1,070    Clear Channel Communications, Inc.* .........            54,474
      24,505    Liberty Media Corp. - Class A* ..............           343,070

                                                                        397,544

Building Products - Cement and Aggregate - 3.4%
      28,580    Cemex S.A. (ADR) ............................           705,926

Casino Hotels - 0.8%
      14,055    Station Casinos, Inc.* ......................           157,275

Commercial Services - 0.3%
       1,741    Arbitron, Inc.* .............................            59,455

Commercial Services - Financial - 1.0%
       4,935    Moody's Corp. ...............................    $      196,709

Computer Services - 2.6%
      28,815    Ceridian Corp.* .............................           540,281

Computers - 3.2%
      30,575    Apple Computer, Inc.* .......................           669,593

Containers - Paper and Plastic - 2.2%
      25,605    Packaging Corporation of America* ...........           464,731

Diversified Financial Services - 2.0%
       8,051    Citigroup, Inc. .............................           406,414

Diversified Operations - 1.3%
       7,820    Honeywell International, Inc. ...............           264,472

Electronic Components - Semiconductors - 1.6%
      20,520    Advanced Micro Devices, Inc.* ...............           325,447

Electronic Design Automation - 3.0%
      27,840    Cadence Design Systems, Inc.* ...............           610,253

Fiduciary Banks - 0.3%
       1,600    Bank of New York Company, Inc. ..............            65,280

Finance - Credit Card - 0.9%
       5,110    American Express Co. ........................           182,376

Finance - Investment Bankers/Brokers - 1.1%
       3,450    Lehman Brothers Holdings, Inc. ..............           230,460

Finance - Mortgage Loan Banker - 3.4%
       8,815    Fannie Mae ..................................           700,793

Life and Health Insurance - 0.9%
       7,650    Principal Financial Group, Inc.* ............           183,600

See Notes to Schedules of Investments.

  28  Janus Aspen Series / December 31, 2001

                                           Janus Aspen Strategic Value Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Construction and Mining - 0%
         240    Terex Corp.* ................................    $        4,210

Medical Products - 1.9%
      11,710    Becton, Dickinson and Co. ...................           388,187

Multimedia - 2.4%
       1,390    McGraw-Hill Companies, Inc. .................            84,762
       9,425    Viacom, Inc. - Class B* .....................           416,114

                                                                        500,876

Oil Companies - Exploration and Production - 4.3%
       7,185    Anadarko Petroleum Corp. ....................           408,467
       7,925    Apache Corp. ................................           395,299
       4,015    Ocean Energy, Inc. ..........................            77,088

                                                                        880,854

Oil Refining and Marketing - 0.7%
      12,400    SK Corp. ....................................           141,134

Petrochemicals - 0.2%
       6,693    Reliance Industries, Ltd. ...................            42,355

Pipelines - 6.3%
      19,122    El Paso Corp. ...............................           853,032
       1,730    Kinder Morgan, Inc. .........................            96,344
       9,473    Kinder Morgan Management L.L.C.* ............           359,027

                                                                      1,308,403

Printing - Commercial - 1.7%
      10,145    Valassis Communications, Inc.* ..............           361,365

Recreational Centers - 0.4%
       3,550    Bally Total Fitness Holding Corp.* ..........            76,538

Reinsurance - 3.1%
         255    Berkshire Hathaway, Inc. - Class B* .........           643,875

Retail - Toy Store - 4.1%
      40,610    Toys "R" Us, Inc.* ..........................           842,251

Television - 0.1%
         950    SBS Broadcasting S.A.* ......................            17,195

Tobacco - 1.4%
       8,903    Vector Group, Ltd. ..........................           292,464

Toys - 0.8%
       9,465    Mattel, Inc. ................................           162,798

Transportation - Marine - 4.5%
      15,855    Teekay Shipping Corp. - New York Shares .....           552,547
      38,955    Transportacion Maritima
                   Mexicana S.A. de C.V.* ...................           373,968

                                                                        926,515
--------------------------------------------------------------------------------
Total Common Stock (cost $13,780,866) .......................        14,356,982
--------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Tobacco - 1.6%
$    300,000    Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08+ (cost $300,000) .............           336,375
--------------------------------------------------------------------------------
Repurchase Agreement - 16.0%
$  3,300,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $3,300,330
                   collateralized by $4,672,030
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $13,097  in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $3,361,080 and $4,920
                   (cost $3,300,000) ........................    $    3,300,000
--------------------------------------------------------------------------------
U.S Government Agencies - 12.1%
                Federal Home Loan Bank System:
   1,000,000       1.83%, 1/11/02 ...........................           999,492
   1,500,000       1.65%, 1/31/02 ...........................         1,497,937
--------------------------------------------------------------------------------
Total U.S Government Agencies (amortized cost $2,497,429) ...         2,497,429
--------------------------------------------------------------------------------
Total Investments (total cost $19,878,295) - 99.2% ..........        20,490,786
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%           174,241
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   20,665,027
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bahamas                                              2.7%         $      552,547
India                                                0.2%                 42,355
Japan                                                0.6%                132,573
Luxembourg                                           0.1%                 17,195
Mexico                                               5.3%              1,079,894
South Korea                                          0.7%                141,134
United States++                                     90.4%             18,525,088
--------------------------------------------------------------------------------
Total                                              100.0%         $   20,490,786

++Includes Short-Term Securities (62.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  29

Janus Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Aspen International Growth Portfolio's Institutional Shares fell 23.23% for the 12-month period ended December 31, 2001, while the Portfolio's Service Shares declined 23.43%. This compares to the 21.44% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

The Portfolio's weak performance came as a rapid slowdown in economic growth worldwide set the tone for the year. In November of 2000, political uncertainty created by the controversy surrounding the U.S. presidential election catalyzed a sudden and severe drop in capital spending by companies in the newly deregulated telecom industry. This sharp drop in spending impacted a wide range of technology companies, and, by the first quarter of 2001, virtually all of corporate America was slashing spending and growing cautious. Before long, that weakness had spread overseas, and by the second quarter, virtually all major economies in Europe showed signs of a significant slowdown in growth. The story was much the same in Asia, where many of the region's developing economies suffered from a sharp fall-off in demand from the U.S., and while Japanese exporters benefited from a decline in the yen, the Japanese domestic economy remained in a severe slump. Latin American companies, with their export ties to the U.S., experienced similar retrenchment. Economic uncertainty reached a climax with the September 11 World Trade Center tragedy, and central banks moved decisively in the autumn to lower interest rates and provide the markets with some much needed liquidity.

Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. Though investors eyed a recovery in the fourth quarter and bid many stock prices up, especially in the technology sector, the NASDAQ Composite Index lost roughly 20% of its value during the period.

Throughout most of the year, we responded to this weakness by taking a more defensive stance than we have in the past, although in hindsight we would have liked to respond more rapidly in the first quarter. In addition to maintaining a substantial cash position, we sold stocks we believed were at risk for further earnings disappointments while adding companies we believe are capable of performing well in a slow- or zero-growth environment, including several healthcare and consumer products businesses. After September 11, we took advantage of the considerable volatility and deployed some of our cash to invest in select companies whose stocks we believe overreacted.

Not surprisingly, healthcare and consumer products stocks were our strong performers, given the uncertain economic environment. Stocks that we added to the Portfolio included diverse companies like Reckitt Benckiser, Diageo and Smith & Nephew. A global household products company, Reckitt Benckiser, is experiencing faster top-line growth than the industry due to its product innovation pipeline and mix of business. The company still has significant opportunities to expand its margins, and we believe its high cash-generation is undervalued by the market. With regard to Diageo, recent acquisitions and divestments have enabled the company to focus solely on its global leadership position in spirits. New marketing efforts lead us to believe there is significant potential for Diageo to restructure its distribution and to use its strong cash-generation to repurchase shares. Medical device company Smith & Nephew has also focused its operations. The company specializes in orthopedic implants, trauma, arthroscopy, wound management, and rehabilitation and concentrates primarily on fast-growing market segments that cater to an aging demographic.

Another strong performer, albeit volatile during the period, was Porsche. For much of the year, the deteriorating global economic environment seemed to distract the market from numerous positive developments taking place at the company, including booming demand for its newly updated and extremely profitable 911 models and the late-2002 launch of its new SUV. During the fourth quarter, however, Porsche released extremely impressive results for its fiscal year, redirecting the market's attention away from the weak economy to that of the positive company-specific events and causing the stock to gain significantly.

Meanwhile, our exposure to wireless worked against us. Late this year, leading Japanese wireless provider NTT DoCoMo scaled back high investor expectations for the October 1 launch of its "third generation" wireless data service, the first of its kind in the world. In the same period, global mobile-phone giant Vodafone consolidated its presence in the Japanese market, aggressively gaining share from market leader DoCoMo. These two catalysts, along with Japan's weakened economy, combined to drive DoCoMo's shares to levels not seen since the company's public offering in October 1998.

In closing, a significant amount of political and economic uncertainty has kept global markets under pressure. Nonetheless, central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession, and more signs of improvement are being detected by certain businesses. While the exact timing of a recovery cannot be predicted, we will continue to maintain a well-diversified portfolio made up of companies that can weather the market's ongoing choppiness. That, together with the fact that more than a year of difficult market performance has left many valuations at compelling levels, allows us to look ahead to the coming year with a growing sense of optimism.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              92.0%                82.2%
  Foreign                                             90.2%                79.2%
Top 10 Equities                                       23.2%                27.4%
Number of Stocks                                        118                  101
Cash and Cash Equivalents                              8.0%                17.8%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  30  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/2/94)
  1 Year                                                                (23.23)%
  5 Year                                                                  10.32%
  From Inception                                                          13.47%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (21.44)%
  5 Year                                                                   0.89%
  From Inception Date of Institutional Shares                              2.76%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (23.43)%
  5 Year                                                                   9.78%
  From Portfolio Inception                                                13.47%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanely Capital International EAFE(R) Index is defined as an international index measuring market performance of 21 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Nikkei Stock Average is a price weighted index of the 225 leading stocks traded on the Tokyo Stock Exchange. It is Japan's equivalent of the Dow Jones Stock Average. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($26,349) as compared to the Morgan Stanley Capital International EAFE(R) Index ($12,318).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (23.23)%
Five Year, 10.32%
Since 5/2/94,* 13.47%

Janus Aspen International Growth Portfolio
- Institutional Shares - $26,349

Morgan Stanley Capital
International EAFE(R)
Index - $12,318

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.7%
Advertising Services - 0.3%
     437,410    WPP Group PLC** .............................    $    4,844,938

Aerospace and Defense - 0.7%
     426,433    Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................         9,436,962

Applications Software - 0.8%
      43,153    Infosys Technologies, Ltd. ..................         3,645,543
   1,530,886    Satyam Computer Services, Ltd. ..............         7,502,040

                                                                     11,147,583

Audio and Video Products - 0.9%
     284,900    Sony Corp.** ................................        13,021,145

Automotive - Cars and Light Trucks - 2.3%
     146,794    BMW A.G.** ..................................         5,169,258
   2,632,000    Nissan Motor Company, Ltd.** ................        13,957,274
     501,000    Toyota Motor Corp.** ........................        12,691,288

                                                                     31,817,820

Beverages - Wine and Spirits - 1.2%
   1,444,867    Diageo PLC** ................................        16,513,903

Brewery - 3.0%
      90,385    Heineken N.V.** .............................         3,427,500
   1,055,365    Interbrew S.A.** ............................        28,894,904
   1,463,000    Kirin Brewery Company, Ltd.** ...............        10,459,570

                                                                     42,781,974

Broadcast Services and Programming - 2.0%
     659,511    Grupo Televisa S.A. (GDR)*,** ...............    $   28,477,685

Building - Heavy Construction - 0.5%
      52,156    Technip-Coflexip S.A.** .....................         6,965,768

Cable Television - 1.3%
     868,093    Shaw Communications, Inc. - Class B** .......        18,370,555

Cellular Telecommunications - 6.9%
     700,655    America Movil S.A. de C.V.
                   - Series L (ADR)** .......................        13,648,759
   7,606,640    China Mobile, Ltd.*,** ......................        26,776,902
       2,782    NTT DoCoMo, Inc.** ..........................        32,689,460
     772,235    Rogers Communications, Inc. - Class B*,** ...        13,120,051
   4,473,557    Vodafone Group PLC** ........................        11,703,294

                                                                     97,938,466

Chemicals - Diversified - 0.5%
     163,429    Akzo Nobel N.V.** ...........................         7,297,490

Chemicals - Specialty - 0.6%
     174,551    Syngenta A.G.*,** ...........................         9,041,424

Commercial Banks - 0.7%
      27,870    Julius Baer Holding, Ltd.** .................         9,400,285

Computer Services - 1.0%
      62,900    Cap Gemini S.A.** ...........................         4,541,977
   2,458,957    Computershare, Ltd. .........................         6,645,992
     115,978    Tietoenator Oyj** ...........................         3,025,636

                                                                     14,213,605

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  31

Janus Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 1.1%
  29,496,000    Legend Holdings, Ltd.** .....................    $   15,035,760

Decision Support Software - 0.7%
     502,447    Thiel Logistik A.G.*,** .....................         9,797,332

Diversified Financial Services - 1.1%
     346,840    Deutsche Boerse A.G.**,+ ....................        13,742,402
     116,270    Euronext*,** ................................         2,199,885

                                                                     15,942,287

Diversified Operations - 6.8%
   1,955,732    BBA Group PLC** .............................         7,989,876
     831,209    Bombardier, Inc. - Class B** ................         8,591,926
     109,640    Siemens A.G.** ..............................         7,258,108
     580,842    Smiths Group PLC** ..........................         5,726,922
   1,122,060    Tyco International, Ltd. ....................        66,089,334

                                                                     95,656,166

Electronic Components - 0.9%
     234,187    Koninlkijke (Royal) Philips
                   Electronics N.V.** .......................         6,960,213
      23,990    Samsung Electronics** .......................         5,095,706

                                                                     12,055,919

Electronic Components - Semiconductors - 2.0%
      47,000    Rohm Company, Ltd.** ........................         6,100,031
     652,538    STMicroelectronics N.V.** ...................        20,945,200
      52,038    STMicroelectronics N.V.
                   - New York Shares** ......................         1,648,043

                                                                     28,693,274

Electronic Security Devices - 1.4%
   7,878,950    Chubb PLC** .................................        19,693,780

Engineering - Research and Development - 0.4%
     140,595    Altran Technologies S.A.** ..................         6,353,007

Finance - Mortgage Loan Banker - 0.2%
     219,025    Housing Development Finance
                   Corporation, Ltd. (HDFC) .................         3,011,707

Food - Diversified - 2.0%
     333,972    Orkla A.S.A. ................................         5,659,735
     381,945    Unilever N.V.** .............................        22,393,916

                                                                     28,053,651

Food - Retail - 2.6%
     948,446    Koninklijke Ahold N.V.** ....................        27,597,396
   1,977,927    Safeway PLC** ...............................         9,211,842

                                                                     36,809,238

Hotels and Motels - 1.1%
     259,298    Accor S.A.** ................................         9,426,533
     256,448    Fairmont Hotels and Resorts, Inc.** .........         6,093,664

                                                                     15,520,197

Human Resources - 1.4%
   1,640,509    Capita Group PLC** ..........................        11,665,902
     643,303    Vedior N.V.** ...............................         7,715,368

                                                                     19,381,270

Insurance Brokers - 0.3%
     187,305    Willis Group Holdings, Ltd.* ................         4,411,033

Internet Security - 0.7%
     255,151    Check Point Software Technologies, Ltd.* ....        10,177,973

Investment Management and Advisory Services - 0.9%
     221,989    Amvescap PLC** ..............................    $    3,211,410
     129,746    MLP A.G.** ..................................         9,519,073

                                                                     12,730,483

Machinery - Electrical - 0.5%
     137,777    Schneider Electric S.A.** ...................         6,624,360

Medical - Biomedical and Genetic - 0%
      18,163    Cambridge Antibody Technology
                   Group PLC*,** ............................           516,798

Medical - Drugs - 8.1%
     379,299    AstraZeneca Group PLC** .....................        17,113,690
     146,000    Eisai Co., Ltd.** ...........................         3,631,620
     381,052    GlaxoSmithKline PLC** .......................         9,554,937
      99,549    Recordati S.p.A.** ..........................         1,983,675
     188,368    Roche Holding A.G.** ........................        13,444,403
     103,313    Sanofi-Synthelabo S.A.** ....................         7,708,545
      70,705    Schering A.G.** .............................         3,783,538
      16,179    Serono S.A. - Class B** .....................        14,120,046
     471,000    Takeda Chemical Industries, Ltd.** ..........        21,311,082
     165,225    Teva Pharmaceutical Industries, Ltd. (ADR) ..        10,182,817
     452,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................        11,932,857

                                                                    114,767,210

Medical Products - 1.0%
   2,239,368    Smith & Nephew PLC** ........................        13,518,369

Metal Processors and Fabricators - 0.5%
     496,577    Assa Abloy A.B. - Class B ...................         7,148,269

Miscellaneous Distribution/Wholesale - 0.2%
   2,268,000    Li & Fung, Ltd.** ...........................         2,544,932

Money Center Banks - 2.7%
   2,113,257    Banco Bilbao Vizcaya Argentaria S.A.** ......        26,154,147
   1,029,445    Standard Chartered PLC** ....................        12,310,366

                                                                     38,464,513

Multi-Line Insurance - 2.5%
     677,326    Aegon N.V.** ................................        18,333,474
     321,664    Axa** .......................................         6,721,853
      43,162    Zurich Financial Services A.G.** ............        10,125,700

                                                                     35,181,027

Multimedia - 0.5%
     243,571    Corus Entertainment, Inc. - Class B*,** .....         4,837,057
     165,001    News Corporation, Ltd. ......................         1,319,466
       8,650    News Corporation, Ltd. (ADR) ................           275,157

                                                                      6,431,680

Oil - Field Services - 1.7%
     573,611    Saipem S.p.A.*,** ...........................         2,802,373
     380,480    Schlumberger, Ltd. ..........................        20,907,376

                                                                     23,709,749

Oil Companies - Exploration and Production - 0.4%
     131,800    Alberta Energy Company, Ltd.** ..............         4,968,117

Oil Companies - Integrated - 5.5%
     845,954    Husky Energy, Inc.** ........................         8,728,442
     528,637    PanCanadian Energy Corp.** ..................        13,677,414
      36,884    PanCanadian Energy Corp.
                   - New York Shares** ......................           958,984
     411,060    Petroleo Brasileiro S.A. (ADR) ..............         9,577,698
     296,114    Suncor Energy, Inc.** .......................         9,720,455
     247,855    Total Fina Elf** ............................        35,397,737

                                                                     78,060,730

See Notes to Schedules of Investments.

  32  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Oil Refining and Marketing - 0.2%
     435,000    TonenGeneral Sekiyu K.K.** ..................    $    2,804,632

Optical Supplies - 0.6%
     147,000    Hoya Corp.** ................................         8,782,315

Petrochemicals - 1.5%
   3,388,036    Reliance Industries, Ltd. ...................        21,440,464

Property and Casualty Insurance - 0.2%
     330,000    Tokio Marine and Fire Insurance
                   Company, Ltd.** ..........................         2,412,178

Publishing - Books - 0.5%
     278,846    Elsevier N.V.** .............................         3,297,129
     386,257    Reed International PLC** ....................         3,209,113

                                                                      6,506,242

Publishing - Newspapers - 1.1%
   1,381,782    Pearson PLC** ...............................        15,935,673

Publishing - Periodicals - 0.6%
     397,209    Wolters Kluwer N.V.** .......................         9,053,833

Reinsurance - 1.3%
      16,640    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................         4,518,836
     135,121    Swiss Re** ..................................        13,591,124

                                                                     18,109,960

Security Services - 1.0%
     733,556    Securitas A.B. - Class B ....................        13,916,297

Semiconductor Components/Integrated Circuits - 0.4%
   2,259,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................         5,649,109

Semiconductor Equipment - 0.9%
     167,617    ASM Lithography Holding N.V.*,** ............         2,913,207
     305,286    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         5,205,126
      88,200    Tokyo Electron, Ltd.** ......................         4,327,225

                                                                     12,445,558

Soap and Cleaning Preparations - 1.9%
   1,861,099    Reckitt Benckiser PLC** .....................        27,130,113

Telecommunication Equipment - 1.7%
   1,797,756    Datacraft Asia, Ltd. ........................         3,919,108
     395,536    Nokia Oyj** .................................        10,199,010
     384,999    Nokia Oyj (ADR)** ...........................         9,444,025

                                                                     23,562,143

Telecommunication Services - 1.3%
     527,733    Amdocs, Ltd.*,** ............................        17,927,090

Telephone - Integrated - 2.9%
   1,021,507    Telefonica S.A.*,** .........................        13,670,166
     789,395    Telefonos de Mexico S.A. (ADR)** ............        27,644,613

                                                                     41,314,779

Television - 1.1%
   3,594,000    Television Broadcasts, Ltd.** ...............        15,578,294

Tobacco - 1.1%
       2,015    Japan Tobacco, Inc.** .......................        12,684,078
     368,716    Korea Tobacco and Ginseng Corp.**,+ .........         2,765,370

                                                                     15,449,448

Transportation - Railroad - 0.5%
      58,243    Canadian National Railway Co.** .............    $    2,798,565
     100,600    Canadian National Railway Co.
                   - New York Shares** ......................         4,856,968

                                                                      7,655,533
--------------------------------------------------------------------------------
Total Common Stock (cost $1,267,359,986) ....................     1,252,202,095
--------------------------------------------------------------------------------
Preferred Stock - 3.3%
Automotive - Cars and Light Trucks - 1.8%
      66,121    Porsche A.G.** ..............................        25,256,325

Multimedia - 0%
     130,972    News Corporation, Ltd. ......................           874,911

Oil Companies - Integrated - 1.5%
     939,723    Petroleo Brasileiro S.A. (ADR) ..............        20,890,042
--------------------------------------------------------------------------------
Total Preferred Stock (cost $44,487,868) ....................        47,021,278
--------------------------------------------------------------------------------
Repurchase Agreement - 8.0%
$113,400,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $113,411,340
                   collateralized by $160,547,943 in
                   Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $450,065 in U.S. Treasury Notes/
                   Bonds, 0%, 2/15/18 with respective values
                   of $115,498,929 and $169,071
                   (cost $113,400,000) ......................       113,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.5%
                Fannie Mae
  25,000,000       1.95%, 4/17/02 ...........................        24,875,000
                Federal Home Loan Bank System
  10,000,000       1.80%, 2/4/02 ............................         9,983,189
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $34,742,113) ...........        34,858,189
--------------------------------------------------------------------------------
Total Investments (total cost $1,459,989,967) - 102.5% ......     1,447,481,562
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.5%)    (35,695,820)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $1,411,785,742
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  33

Janus Aspen International Growth Portfolio

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.6%         $    9,115,526
Belgium                                              2.0%             28,894,904
Bermuda                                              4.6%             66,089,334
Brazil                                               2.8%             39,904,702
Canada                                               6.7%             96,722,198
Finland                                              1.6%             22,668,671
France                                               5.8%             83,739,780
Germany                                              4.8%             69,247,540
Hong Kong                                            4.1%             59,935,888
India                                                2.5%             35,599,754
Israel                                               1.4%             20,360,790
Italy                                                0.3%              4,786,048
Japan                                               10.7%            156,804,755
Luxembourg                                           0.7%              9,797,332
Mexico                                               4.8%             69,771,057
Netherlands                                          8.0%            116,394,537
Norway                                               0.4%              5,659,735
Singapore                                            0.3%              3,919,108
South Korea                                          0.5%              7,861,076
Spain                                                2.8%             39,824,313
Sweden                                               1.5%             21,064,566
Switzerland                                          6.4%             92,316,225
Taiwan                                               0.4%              5,649,109
United Kingdom                                      14.3%            207,778,016
United States++                                     12.0%            173,576,598
--------------------------------------------------------------------------------
Total                                              100.0%         $1,447,481,562

++Includes Short-Term Securities (1.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02            17,200,000      $   24,862,699   $    (564,723)
British Pound 5/10/02            32,550,000          47,013,788        (456,938)
British Pound 5/24/02            14,400,000          20,782,170           83,430
Canadian Dollar 6/21/02          19,350,000          12,120,786           84,935
Euro 2/7/02                       8,900,000           7,910,430          115,368
Euro 4/26/02                     50,800,000          45,030,183          210,607
Euro 5/10/02                     37,000,000          32,783,643           65,522
Euro 5/24/02                     23,800,000          21,078,896         (88,974)
Euro 6/21/02                     47,100,000          41,679,491        (438,878)
Hong Kong Dollar 2/7/02         400,399,000          51,341,850          (4,451)
Japanese Yen 1/22/02             30,000,000             229,195           17,313
Japanese Yen 4/26/02          7,590,000,000          58,273,885        4,168,928
Japanese Yen 5/10/02            600,000,000           4,610,309          255,574
Japanese Yen 5/24/02          5,800,000,000          44,601,935        3,460,745
Japanese Yen 6/21/02            180,000,000           1,386,414           27,125
Mexican Peso 4/26/02            110,000,000          11,756,575        (350,637)
South Korean Won
  1/28/02                     4,600,000,000           3,466,466           61,038
Swiss Franc 4/26/02              25,000,000          15,070,833           25,849
Swiss Franc 5/24/02              15,000,000           9,043,772          149,917
Swiss Franc 6/21/02              15,000,000           9,045,044         (57,628)
--------------------------------------------------------------------------------
Total                                            $  462,088,364   $    6,764,122

See Notes to Schedules of Investments.

  34  Janus Aspen Series / December 31, 2001

                                          Janus Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Worldwide Growth Portfolio lost 22.44% for its Institutional Shares and 22.62% for its Service Shares, underperforming the 16.82% loss recorded by its benchmark, the Morgan Stanley Capital International World Index.(1)

The Portfolio's performance was below the standards we set for ourselves. Working against us was a very difficult investing environment characterized by surprisingly rapid declines in economic growth around the world and a collapse in corporate profitability. Economic weakness first appeared in the U.S. late last year in the form of a massive drop in capital investment that was virtually unprecedented in terms of both its speed and severity. This weakness ultimately forced companies - particularly in high-growth sectors such as technology and telecommunications - to reduce earnings estimates and lay off large numbers of workers in an effort to adjust to slackening demand. Despite this, consumer spending and confidence remained relatively resilient after briefly slipping in the aftermath of the September terrorist attacks. By year-end, stocks regained some positive momentum as tentative signs the U.S. economy was bottoming appeared and investors bid shares higher on optimism for a recovery.

Although the major economies of Europe and, to a lesser extent, Asia, were able to sidestep much of the U.S.-led weakness during the first few months of the period, by year-end it was clear that the economic malaise that began with the U.S. corporate sector had spread overseas. Japan slumped deeper into its decade-long economic malaise, and saw the yen weaken at year end. There was little positive news in the emerging markets, with Latin America hurt by the political and economic turmoil in Argentina, and with many high-tech dependent Asian economies suffering from a decline in these industries. Most European economies proved vulnerable to the faltering U.S. economy. Stock prices in nearly all major global markets declined in response, and virtually all worldwide indices finished the year in the red.

While the relatively aggressive stance we held at the beginning of the year clearly inflicted some damage as the sell-off in high-growth areas of the market continued, as early as the end of last year we began responding to these trends by taking a more defensive stance within the Portfolio. We sold stocks we believed to be most at risk from a slowing economy while adding positions that were better poised to weather the storm. Consequently, we took profits in many richly valued technology names, such as Internet security firm Checkpoint Software, and increased the balance of the Portfolio by adding to a number of more modestly valued stocks in a wide variety of industries including healthcare, consumer staples, financial services, and energy.

These moves ultimately aided performance. For example, stocks like Diageo, the U.K.-based spirits company, easily outperformed the broader markets, as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil.

Similar trends worked in favor of U.S.-based healthcare giant Johnson & Johnson. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, the company has also benefited from its efforts to market a drug-coated cardiac stent. In clinical tests, Johnson & Johnson's heparin-coated stent was shown to reduce arterial scarring in heart patients for periods of up to 200 days, thereby significantly reducing the need for additional surgery. The new device promises to emerge as a significant and recurring source of cash beginning in 2002 and 2003.

Unfortunately, these and other successes were unable to fully compensate for weakness in other areas. Two of our most notable disappointments were wireless holdings China Mobile and NTT DoCoMo, the Japanese telecom services company. While lingering concerns related to the roll-out of "third generation" services joined a noticeable deceleration in growth rates across the industry to create a difficult environment, company-specific developments such as lackluster interim results and unexpectedly low usage and revenue performance by prepaid customers worked against China Mobile. At the same time, NTT DoCoMo fell after reining in high investor expectations surrounding the early October launch of its next-generation services. Increased competition from European competitor Vodafone in DoCoMo's home market of Japan also pressured the stock.

In closing, although the tragic events of September 11 made a difficult situation worse, markets have recently shown important signs of stability, while central banks around the world have flooded markets with liquidity in a bid to shore up the global financial system. While the timing and curve of a global recovery remain uncertain, we believe that the companies which comprise our Portfolio are poised to participate in an upturn.

Thank you for your continued investment in Janus Aspen Worldwide Growth
Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              93.1%                82.1%
  Foreign                                             53.4%                52.5%
Top 10 Equities                                       22.6%                25.0%
Number of Stocks                                        142                  116
Cash and Cash Equivalents                              6.9%                17.9%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  35

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (22.44)%
  5 Year                                                                  11.12%
  From Inception                                                          15.75%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (16.82)%
  5 Year                                                                   5.37%
  From Inception Date of Institutional Shares                              7.91%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (22.62)%
  5 Year                                                                  10.77%
  From Portfolio Inception                                                15.43%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 23 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($33,667) as compared to the Morgan Stanley Capital International World Index ($18,805).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (22.44)%
Five Year, 11.12%
Since 9/13/93,* 15.75%

Janus Aspen Worldwide Growth
Portfolio - Institutional Shares
- $33,667

Morgan Stanley Capital
International World
Index - $18,805

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 91.1%
Advertising Services - 0.1%
     309,145    WPP Group PLC** .............................    $    3,424,221

Aerospace and Defense - 1.3%
     492,800    Boeing Co. ..................................        19,110,784
     366,670    General Dynamics Corp. ......................        29,201,599
      60,485    Northrop Grumman Corp. ......................         6,097,493
     690,385    Raytheon Co. ................................        22,416,801

                                                                     76,826,677

Applications Software - 1.2%
   1,045,890    Microsoft Corp.* ............................        69,311,130

Audio and Video Products - 0.9%
   1,203,400    Sony Corp.** ................................        55,000,512

Automotive - Cars and Light Trucks - 2.0%
   1,026,714    BMW A.G.** ..................................        36,155,088
   5,869,000    Nissan Motor Company, Ltd.** ................        31,122,811
   2,079,000    Toyota Motor Corp.** ........................        52,665,047

                                                                    119,942,946

Beverages - Non-Alcoholic - 0.4%
     442,850    PepsiCo, Inc. ...............................        21,562,367

Beverages - Wine and Spirits - 1.2%
   6,318,084    Diageo PLC** ................................        72,211,646

Brewery - 0.3%
     387,381    Heineken N.V.** .............................        14,689,919

Broadcast Services and Programming - 3.5%
   2,408,486    Clear Channel Communications, Inc.* .........    $  122,616,022
   1,864,150    Grupo Televisa S.A. (GDR)*,** ...............        80,493,997

                                                                    203,110,019

Cable Television - 1.6%
   1,994,902    Comcast Corp. - Special Class A* ............        71,816,472
     724,875    USA Networks, Inc.* .........................        19,796,336

                                                                     91,612,808

Cellular Telecommunications - 4.6%
   1,408,175    AT&T Wireless Services, Inc.* ...............        20,235,475
  21,224,740    China Mobile, Ltd.*,** ......................        74,715,353
      10,202    NTT DoCoMo, Inc.** ..........................       119,877,021
  16,107,563    Vodafone Group PLC** ........................        42,139,074
     412,895    Vodafone Group PLC (ADR)** ..................        10,603,144

                                                                    267,570,067

Chemicals - Diversified - 0.6%
     446,857    Akzo Nobel N.V.** ...........................        19,953,218
     552,600    Bayer A.G.** ................................        17,565,177

                                                                     37,518,395

Commercial Banks - 0.2%
     506,817    Fortis** ....................................        13,131,599

Commercial Services - Financial - 0.2%
     306,631    Paychex, Inc. ...............................        10,686,090

See Notes to Schedules of Investments.

  36  Janus Aspen Series / December 31, 2001

                                          Janus Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 1.2%
     106,745    BISYS Group, Inc.* ..........................    $    6,830,613
     765,495    Electronic Data Systems Corp. ...............        52,474,682
     395,735    SunGard Data Systems, Inc.* .................        11,448,614

                                                                     70,753,909

Computers - 0.5%
     262,970    IBM Corp. ...................................        31,808,851

Cosmetics and Toiletries - 0.7%
   1,213,705    Estee Lauder Companies, Inc. - Class A ......        38,911,382

Cruise Lines - 0.2%
     405,760    Carnival Corp. ..............................        11,393,741

Data Processing and Management - 1.1%
     230,470    Automatic Data Processing, Inc. .............        13,574,683
     252,795    First Data Corp. ............................        19,831,768
     686,095    Fiserv, Inc.* ...............................        29,035,540

                                                                     62,441,991

Diversified Financial Services - 2.9%
   3,406,084    Citigroup, Inc. .............................       171,939,120

Diversified Operations - 7.7%
   1,585,550    Cendant Corp.* ..............................        31,092,636
   3,015,500    General Electric Co. ........................       120,861,240
     867,480    Honeywell International, Inc. ...............        29,338,174
   4,629,930    Tyco International, Ltd. ....................       272,702,877

                                                                    453,994,927

Electronic Components - 0.6%
     144,080    Celestica, Inc. - New York Shares*,** .......         5,819,391
     343,850    Flextronics International, Ltd.* ............         8,248,962
     109,040    Samsung Electronics** .......................        23,161,141

                                                                     37,229,494

Electronic Components - Semiconductors - 2.0%
     167,000    Rohm Company, Ltd.** ........................        21,674,580
   2,084,916    STMicroelectronics N.V.** ...................        66,921,748
     910,654    STMicroelectronics N.V.
                   - New York Shares** ......................        28,840,412

                                                                    117,436,740

Enterprise Software/Services - 0.4%
   1,095,320    Oracle Corp.* ...............................        15,126,369
      66,464    SAP A.G.** ..................................         8,711,586

                                                                     23,837,955

Entertainment Software - 0.2%
     205,230    Electronic Arts, Inc.* ......................        12,303,539

Fiduciary Banks - 1.8%
   1,360,060    Bank of New York Company, Inc. ..............        55,490,448
     481,450    Northern Trust Corp. ........................        28,992,919
     399,490    State Street Corp. ..........................        20,873,353

                                                                    105,356,720

Finance - Credit Card - 0.6%
   1,064,652    American Express Co. ........................        37,997,430

Finance - Investment Bankers/Brokers - 0.7%
     456,385    Goldman Sachs Group, Inc. ...................        42,329,709

Finance - Mortgage Loan Banker - 0.7%
     524,905    Fannie Mae ..................................        41,729,948

Food - Diversified - 1.7%
   1,732,475    Unilever N.V.** .............................       101,577,191

Food - Retail - 2.1%
   3,545,437    Koninklijke Ahold N.V.** ....................    $  103,163,309
   4,655,102    Safeway PLC** ...............................        21,680,307

                                                                    124,843,616

Food - Wholesale/Distribution - 0.2%
     467,170    SYSCO Corp. .................................        12,249,197

Human Resources - 0.3%
   2,210,587    Capita Group PLC** ..........................        15,719,811

Insurance Brokers - 0.5%
     277,480    Marsh & McLennan Companies, Inc. ............        29,815,226

Internet Security - 0.4%
     605,965    Check Point Software Technologies, Ltd.* ....        24,171,944

Life and Health Insurance - 0.9%
     597,685    CIGNA Corp. .................................        55,375,515

Machinery - Electrical - 0.5%
     644,880    Schneider Electric S.A.** ...................        31,006,026

Medical - Biomedical and Genetic - 0.6%
     262,845    Amgen, Inc.* ................................        14,834,972
     204,935    Genentech, Inc.* ............................        11,117,724
     300,056    Human Genome Sciences, Inc.* ................        10,117,888

                                                                     36,070,584

Medical - Drugs - 11.6%
     789,965    Abbott Laboratories .........................        44,040,549
     661,675    American Home Products Corp. ................        40,600,378
   1,152,371    AstraZeneca Group PLC** .....................        51,994,125
   2,349,626    GlaxoSmithKline PLC** .......................        58,917,232
     362,228    Novartis A.G.** .............................        13,090,291
     128,285    OSI Pharmaceuticals, Inc.* ..................         5,867,756
   3,122,085    Pfizer, Inc. ................................       124,415,087
     674,125    Pharmacia Corp. .............................        28,751,431
     676,281    Roche Holdings A.G.** .......................        48,268,253
     481,469    Sanofi-Synthelabo S.A.** ....................        35,924,091
     264,539    Sepracor, Inc.* .............................        15,094,595
      35,276    Serono S.A. - Class B** .....................        30,786,744
   2,008,000    Takeda Chemical Industries, Ltd.** ..........        90,854,889
     837,500    Teva Pharmaceutical Industries, Ltd. (ADR) ..        51,615,125
   1,641,000    Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................        43,322,607

                                                                    683,543,153

Medical - HMO - 0.3%
     208,935    UnitedHealth Group, Inc. ....................        14,786,330

Medical Instruments - 1.2%
   1,350,659    Medtronic, Inc. .............................        69,167,247

Medical Products - 0.9%
     193,120    Baxter International, Inc. ..................        10,357,026
     718,301    Johnson & Johnson ...........................        42,451,589

                                                                     52,808,615

Metal Processors and Fabricators - 0.9%
   3,572,077    Assa Abloy A.B. - Class B ...................        51,420,359

Money Center Banks - 2.6%
   6,405,576    Banco Bilbao Vizcaya Argentaria S.A.** ......        79,276,859
   1,812,229    Lloyds TSB Group PLC** ......................        19,695,842
   3,176,601    Standard Chartered PLC** ....................        37,986,606
     349,654    UBS A.G.*,** ................................        17,648,125

                                                                    154,607,432

Mortgage Banks - 0.3%
   1,050,072    Abbey National PLC** ........................        15,007,181

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  37

Janus Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Multi-Line Insurance - 1.5%
   1,533,843    Aegon N.V.** ................................    $   41,517,189
     986,955    Allstate Corp. ..............................        33,260,384
     620,297    Axa** .......................................        12,962,424

                                                                     87,739,997

Multimedia - 4.5%
   1,650,697    AOL Time Warner, Inc.* ......................        52,987,374
     708,135    McGraw-Hill Companies, Inc. .................        43,182,072
     750,939    News Corporation, Ltd. ......................         6,005,045
      36,540    News Corporation, Ltd. (ADR) ................         1,162,337
     734,471    Reuters Group PLC** .........................         7,292,970
   2,112,151    Viacom, Inc. - Class B* .....................        93,251,467
   3,029,665    Walt Disney Co. .............................        62,774,659

                                                                    266,655,924

Oil - Field Services - 0.4%
     442,150    Schlumberger, Ltd. ..........................        24,296,143

Oil Companies - Exploration and Production - 0.6%
     645,785    Anadarko Petroleum Corp. ....................        36,712,877

Oil Companies - Integrated - 5.1%
   5,798,008    BP Amoco PLC** ..............................        45,010,939
   1,776,062    PanCanadian Energy Corp.** ..................        45,952,013
      81,799    PanCanadian Energy Corp.
                   - New York Shares** ......................         2,126,774
 141,136,000    PetroChina Company, Ltd.** ..................        24,977,100
   2,084,920    Petroleo Brasileiro S.A. (ADR) ..............        48,578,636
   1,819,153    Repsol - YPF S.A.** .........................        26,531,180
     119,047    Royal Dutch Petroleum Co.** .................         6,031,206
     684,089    Total Fina Elf** ............................        97,699,067

                                                                    296,906,915

Optical Supplies - 0.3%
     278,700    Hoya Corp.** ................................        16,650,552

Petrochemicals - 0.6%
   5,392,152    Reliance Industries, Ltd. ...................        34,123,086

Property and Casualty Insurance - 0.2%
   1,502,000    Tokio Marine and Fire Insurance
                   Company, Ltd.** ..........................        10,979,065

Publishing - Books - 0.5%
   1,197,860    Elsevier N.V.** .............................        14,163,728
   1,671,446    Reed International PLC** ....................        13,886,762

                                                                     28,050,490

Publishing - Newspapers - 0.5%
   2,783,886    Pearson PLC** ...............................        32,105,714

Publishing - Periodicals - 0.7%
   1,884,258    Wolters Kluwer N.V.** .......................        42,949,071

Reinsurance - 1.6%
      82,332    Muenchener Rueckversicherungs
                   - Gesellschaft A.G.** ....................        22,358,463
     699,456    Swiss Re** ..................................        70,354,668

                                                                     92,713,131
Retail - Discount - 1.8%
     266,555    Costco Wholesale Corp.* .....................        11,829,711
     595,455    Target Corp. ................................        24,443,428
   1,213,245    Wal-Mart Stores, Inc. .......................        69,822,250

                                                                    106,095,389

Retail - Drug Store - 0.6%
   1,043,455    Walgreen Co. ................................        35,122,695

Security Services - 0.9%
   2,886,968    Securitas A.B. - Class B ....................    $   54,768,695

Semiconductor Components/Integrated Circuits - 0.7%
  15,830,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................        39,586,276

Semiconductor Equipment - 0.8%
     474,775    Applied Materials, Inc. .....................        19,038,478
     606,561    ASM Lithography Holding N.V.*,** ............        10,542,115
   1,079,826    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................        18,411,033

                                                                     47,991,626

Soap and Cleaning Preparations - 0.4%
   1,715,881    Reckitt Benckiser PLC** .....................        25,013,202

Super-Regional Banks - 0.4%
   1,071,845    U.S. Bancorp ................................        22,433,716

Telecommunication Equipment - 1.4%
   1,337,964    Nokia Oyj** .................................        34,499,788
   1,953,996    Nokia Oyj (ADR)** ...........................        47,931,522

                                                                     82,431,310

Telecommunication Services - 0.8%
   1,334,855    Amdocs, Ltd.*,** ............................        45,345,024

Telephone - Integrated - 1.6%
   1,655,376    Telefonica S.A.*,** .........................        22,152,823
   2,124,220    Telefonos de Mexico S.A. (ADR)** ............        74,390,184

                                                                     96,543,007

Tobacco - 0.5%
     619,210    Philip Morris Companies, Inc. ...............        28,390,779

Transportation - Services - 0.3%
     280,410    United Parcel Service, Inc. - Class B .......        15,282,345
--------------------------------------------------------------------------------
Total Common Stock (cost $5,060,589,175) ....................     5,357,120,308
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 0.6%
      98,325    Porsche A.G.** ..............................        37,557,328

Multimedia - 0.1%
     553,187    News Corporation, Ltd. ......................         3,695,366

Oil Companies - Integrated - 1.3%
   3,562,137    Petroleo Brasileiro S.A. (ADR) ..............        79,186,306
--------------------------------------------------------------------------------
Total Preferred Stock (cost $119,453,967) ...................       120,439,000
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$ 80,000,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $80,008,000
                   collateralized by $113,261,335
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $317,506 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $81,480,726 and $119,274
                   (cost $80,000,000) .......................        80,000,000
--------------------------------------------------------------------------------
Time Deposit - 1.6%
                State Street Bank and Trust Co.
  95,600,000       1.65%, 1/2/02 (cost $95,600,000) .........        95,600,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

  38  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 4.0%
                Fannie Mae
$ 50,000,000       2.16%, 4/4/02 ............................    $   49,750,000
                Federal Home Loan Bank System:
  50,000,000       2.20%, 1/9/02 ............................        49,975,556
  25,000,000       1.78%, 2/4/02 ............................        24,957,972
  20,000,000       1.75%, 4/15/02 ...........................        19,900,000
  30,000,000       1.95%, 5/1/02 ............................        29,812,500
  50,000,000       1.74%, 5/15/02 ...........................        49,687,500
                Freddie Mac
  10,000,000       1.82%, 1/29/02 ...........................         9,985,844
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $234,023,011) ..........       234,069,372
--------------------------------------------------------------------------------
Total Investments (total cost $5,589,666,153) - 100.1% ......     5,887,228,680
--------------------------------------------------------------------------------
Total Liabilities, Less Cash and Other Assets - (0.1%) ......       (8,108,907)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $5,879,119,773
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.2%         $   10,862,748
Belgium                                              0.2%             13,131,599
Bermuda                                              4.6%            272,702,877
Brazil                                               2.2%            127,764,942
Canada                                               0.9%             53,898,178
Finland                                              1.4%             82,431,310
France                                               3.0%            177,591,608
Germany                                              2.1%            122,347,642
Hong Kong                                            1.7%             99,692,453
India                                                0.6%             34,123,086
Israel                                               1.3%             75,787,069
Japan                                                7.5%            442,147,084
Mexico                                               2.6%            154,884,181
Netherlands                                          6.3%            372,997,979
Singapore                                            0.1%              8,248,962
South Korea                                          0.4%             23,161,141
Spain                                                2.2%            127,960,862
Sweden                                               1.8%            106,189,054
Switzerland                                          4.7%            275,910,241
Taiwan                                               0.7%             39,586,276
United Kingdom                                       8.8%            518,033,800
United States++                                     46.7%          2,747,775,588
--------------------------------------------------------------------------------
Total                                              100.0%         $5,887,228,680

++Includes Short-Term Securities (39.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/7/02              2,400,000      $    3,484,370   $     (22,106)
British Pound 4/26/02            18,000,000          26,019,103        (590,990)
British Pound 5/10/02            76,000,000         109,771,057      (1,015,607)
British Pound 5/24/02            61,400,000          88,612,865          355,735
Canadian Dollar 2/7/02            5,500,000           3,445,276           99,680
Canadian Dollar 6/21/02           5,100,000           3,194,626            9,697
Euro 2/7/02                      20,900,000          18,576,177          270,921
Euro 4/26/02                    129,100,000         114,436,941          466,125
Euro 5/10/02                    101,800,000          90,199,321          771,484
Euro 5/24/02                     82,600,000          73,156,169        (110,914)
Euro 6/21/02                     69,000,000          61,059,127        (582,885)
Hong Kong Dollar 2/7/02         670,200,000          85,937,547          (8,896)
Japanese Yen 1/22/02          2,000,000,000          15,279,667        1,154,187
Japanese Yen 2/7/02           1,400,000,000          10,705,230        1,169,240
Japanese Yen 4/26/02         17,925,000,000         137,623,108        9,352,366
Japanese Yen 5/10/02         11,800,000,000          90,669,417        6,725,714
Japanese Yen 5/24/02          9,300,000,000          71,516,896        5,231,488
Japanese Yen 6/21/02            380,000,000           2,926,873           57,263
Mexican Peso 4/26/02            194,000,000          20,734,323        (618,398)
South Korean Won
  1/28/02                    12,990,000,000           9,788,998          131,268
Swiss Franc 4/26/02              95,200,000          57,389,732          109,266
Swiss Franc 5/24/02               3,900,000           2,351,381            7,074
Swiss Franc 6/21/02              43,900,000          26,471,829        (168,652)
--------------------------------------------------------------------------------
Total                                            $1,123,350,033   $   22,793,060

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  39

Janus Aspen Global Life Sciences Portfolio

[PHOTO]
Thomas Malley
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Global Life Sciences Portfolio reported a loss of 16.43% for its Institutional Shares and 16.76% for its Service Shares. This trailed the Portfolio's benchmark, the S&P 500 Index, which was down 11.88%.(1)

Frankly, the overall performance of the Portfolio was not where I wanted it to be. While we saw rallies in January, April and toward year-end, there was a negative sentiment overhanging the market for most of the period. With the seemingly endless parade of corporate earnings shortfalls, a recession and the tragic events of September 11, the market had its share of volatility to work through. Fortunately by year's end, the negativity seemed to ease, and relative stability had taken hold.

Against this tough backdrop, many of our biotech holdings lost some ground. Of course, stock performance has little or no impact on a company's clinical work, so as progress continues to be made in areas such as drug treatment and medical device research, we continue to be encouraged by the prospects of many of our holdings.

Nonetheless, some of our smaller biotech holdings slumped due to an overall flight by investors to larger, more liquid names. Among the laggards were NPS Pharmaceuticals, which has a strong pipeline highlighted by an osteoporosis treatment in late-phase clinical trials; Neurogen, which hired William Koster, a longtime Bristol-Myers Squibb executive, as chief executive officer; and Immunomedics, which reported solid progress in late-phase trials of its non-Hodgkins lymphoma treatment, LymphoCide. Thus, we viewed price drops in these stocks as opportunities to add to our positions.

Despite the attention focused on their competitive threat, generic drug stocks such as Teva Pharmaceuticals and Ivax Corp. posted lackluster results for the period. Contributing to their underperformance were concerns over pending lawsuits with incumbent drug companies and a potential slowdown in new product approvals by the Food and Drug Administration (FDA). With Washington, D.C., focused on the war against terrorism, the top seat at the FDA, vacated last January, has yet to be filled. Even with its lack of leadership, however, the FDA has gone through with a number of product reviews. Moreover, we believe that the generic market opportunity will only expand as consumers and healthcare organizations look to contain drug costs. Consequently, we maintained our exposure to select generic-drug concerns as a balance to our weighting in more traditional, branded pharmaceutical companies.

On a more positive note, we saw gains from Baxter International, a medical-product and device maker whose management team has a penchant for making strategically opportunistic moves. Not only did Baxter experience solid growth across all of its business lines, it bolstered its drug-delivery unit with the acquisition of Cook Pharmaceutical Solutions, enhanced its cancer-treatment arm with the purchase of the oncology department of Germany's Degussa AG, and received FDA approval to expand capacity at one of its hemophilia-treatment production facilities.

Cardiac-device developer, St. Jude Medical, rallied on the strength of its new implantable cardioverter defibrillator line, which topped sales goals. The device helps heart-disease patients at risk of sudden cardiac arrest and enhances an already strong portfolio of pacemakers. The company also developed a product that attaches blood vessels together during heart surgery, a procedure that is more efficient than traditional hand-sewing.

As we sought to position the Portfolio for a potential economic rebound, we capitalized on buying opportunities created by market volatility. For example, we initiated a position in Eli Lilly and Co. after the stock lost ground on concerns over an upcoming review of one of its new drugs. Our confidence in the company and its product paid off when the stock subsequently rebounded on news that the drug Xigris, a treatment for the potentially-fatal blood condition sepsis, won final FDA approval.

Looking ahead, we believe U.S. healthcare spending will grow at double-digit rates over the next five to 10 years, driven by new technology and an aging population. This steady growth should fuel profits across the healthcare arena and reinforce our confidence in the Portfolio's positioning for long-term performance.

Regardless of macroeconomic events, our responsibility is to create the right balance of long-term opportunity and ongoing performance from the many investment choices within the life sciences sector. Although market volatility and extraneous events can heighten this challenge, we're confident our fundamental analysis will provide us the edge that's necessary to meet this task.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              95.7%                87.6%
  Foreign                                             22.6%                10.8%
Top 10 Equities                                       33.4%                28.7%
Number of Stocks                                         56                   60
Cash and Cash Equivalents                              4.3%                12.4%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  40  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (16.43)%
  From Inception                                                        (11.96)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (10.34)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (16.76)%
  From Inception                                                        (12.23)%
--------------------------------------------------------------------------------

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares ($7,797) as compared to the S&P 500 Index ($8,082).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (16.43)%
Since 1/18/00,* (11.96)%

Janus Aspen Global Life Sciences Portfolio
- Institutional Shares - $7,797

S&P 500 Index - $8,082

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.7%
Chemicals - Diversified - 1.2%
      18,277    Bayer A.G. ..................................    $      580,960

Chemicals - Specialty - 1.2%
      29,720    Symyx Technologies, Inc.* ...................           631,253

Diagnostic Equipment - 2.6%
      50,075    Cytyc Corp.* ................................         1,306,957

Drug Delivery Systems - 1.7%
      12,065    Andrx Group, Inc.* ..........................           849,497

Health Care Cost Containment - 1.2%
      16,825    McKesson Corp. ..............................           629,255

Instruments - Scientific - 0.5%
       6,525    Applied Biosystems Group - Applera Corp. ....           256,237

Medical - Biomedical and Genetic - 6.1%
      14,655    Cellegy Pharmaceuticals, Inc.* ..............           125,740
      13,240    Genentech, Inc.* ............................           718,270
      12,455    Genzyme Corp.* ..............................           745,556
      27,130    Immunomedics, Inc.* .........................           549,654
      26,690    Protein Design Labs, Inc.* ..................           878,902
       7,660    Third Wave Technologies, Inc.* ..............            56,301

                                                                      3,074,423

Medical - Drugs - 39.0%
       6,590    Altana A.G. .................................    $      327,998
      24,795    American Home Products Corp. ................         1,521,421
      38,050    Biovail Corp. - New York Shares* ............         2,140,312
      13,355    CIMA Labs, Inc.* ............................           482,783
      30,000    Daiichi Pharmaceutical Company, Ltd.** ......           583,702
      10,290    Eli Lilly and Co. ...........................           808,177
      25,325    Ivax Corp.* .................................           510,045
      31,810    King Pharmaceuticals, Inc.* .................         1,340,155
      14,833    Novo Nordisk S.A. ...........................           606,613
      18,795    OSI Pharmaceuticals, Inc.* ..................           859,683
      41,910    Pfizer, Inc. ................................         1,670,114
      30,035    Priority Healthcare Corp. - Class B* ........         1,056,932
      26,723    Sanofi-Synthelabo S.A. ......................         1,993,897
      21,345    Sepracor, Inc.* .............................         1,217,946
         803    Serono S.A. - Class B .......................           700,810
      26,275    Shire Pharmaceuticals Group PLC (ADR)*,** ...           961,665
     403,646    SkyePharma PLC*,** ..........................           359,826
      29,415    Teva Pharmaceutical Industries, Ltd. (ADR) ..         1,812,846
      22,000    Yamanouchi Pharmaceutical Company, Ltd.** ...           580,803

                                                                     19,535,728

Medical - Generic Drugs - 2.2%
       2,330    Pharmaceutical Resources, Inc.* .............            78,754
      29,880    Pharmaceutical Resources, Inc.*,ss. .........         1,009,944

                                                                      1,088,698

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  41

Janus Aspen Global Life Sciences Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 7.1%
       6,365    Anthem, Inc.* ...............................    $      315,067
      40,680    Oxford Health Plans, Inc.* ..................         1,226,095
      14,140    UnitedHealth Group, Inc. ....................         1,000,688
       8,535    Wellpoint Health Networks, Inc.* ............           997,315

                                                                      3,539,165

Medical - Hospitals - 6.1%
      25,250    HCA, Inc. ...................................           973,135
      50,905    Health Management Associates, Inc.
                   - Class A* ...............................           936,652
      19,725    Tenet Healthcare Corp.* .....................         1,158,252

                                                                      3,068,039

Medical - Wholesale Drug Distributors - 1.7%
      13,660    AmerisourceBergen Corp. .....................           868,093

Medical Instruments - 6.3%
      29,512    Biomet, Inc. ................................           911,921
      14,955    Medtronic, Inc. .............................           765,846
      18,900    St. Jude Medical, Inc.* .....................         1,467,585

                                                                      3,145,352

Medical Labs and Testing Services - 3.3%
      20,540    Laboratory Corporation of
                   America Holdings* ........................         1,660,659

Medical Products - 7.5%
      34,070    Baxter International, Inc. ..................         1,827,174
      17,210    Becton, Dickinson and Co. ...................           570,511
      15,390    Cerus Corp.* ................................           704,092
     110,129    Smith & Nephew PLC** ........................           664,815

                                                                      3,766,592

Retail - Drug Store - 1.1%
      16,050    Walgreen Co. ................................           540,243

Therapeutics - 6.9%
     140,000    AtheroGenics, Inc.* .........................           847,000
      34,570    Cell Therapeutics, Inc.* ....................           834,520
       6,250    Gilead Sciences, Inc.* ......................           410,750
      17,470    ILEX Oncology, Inc.* ........................           472,389
      11,360    Neurogen Corp.* .............................           198,573
      18,205    NPS Pharmaceuticals, Inc.* ..................           697,251

                                                                      3,460,483
--------------------------------------------------------------------------------
Total Common Stock (cost $43,961,310) .......................        48,001,634
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$  2,000,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $2,000,200
                   collateralized by $2,831,533
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $7,938 in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $2,037,018 and $2,982
                   (cost $2,000,000) ........................         2,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $45,961,310) - 99.7% ..........        50,001,634
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%           131,070
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   50,132,704
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               4.3%         $    2,140,312
Denmark                                              1.2%                606,613
France                                               4.0%              1,993,897
Germany                                              1.8%                908,958
Israel                                               3.6%              1,812,846
Japan                                                2.3%              1,164,505
Switzerland                                          1.4%                700,810
United Kingdom                                       4.0%              1,986,306
United States++                                     77.4%             38,687,387
--------------------------------------------------------------------------------
Total                                              100.0%         $   50,001,634

++Includes Short-Term Securities (73.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02               240,000      $      346,921   $      (7,879)
British Pound 5/24/02                80,000             115,457              274
Japanese Yen 5/24/02             32,000,000             246,080            6,581
--------------------------------------------------------------------------------
Total                                            $      708,458   $      (1,024)

See Notes to Schedules of Investments.

  42  Janus Aspen Series / December 31, 2001

                                         Janus Aspen Global Technology Portfolio

[PHOTO]
Mike Lu
portfolio manager

For the 12-month period ended December 31, 2001, Janus Aspen Global Technology Portfolio declined 37.07% for its Institutional Shares and 37.31% for its Service Shares. This compares to a loss of 11.88% for the S&P 500 Index, the Portfolio's benchmark.(1)

Without a doubt, the Portfolio's recent performance has not lived up to my expectations. The past year was a challenging one for the global economy, and for technology companies in particular. While the downturn affected only specific market segments early on, almost every company in the industry felt the decline eventually. Though tech stocks rallied toward year end, the NASDAQ Composite Index still recorded a loss of more than 20% for the period. During this difficult time, we maintained our efforts to understand the end-demand for each of our companies' products and services. This helped us identify several potential emerging trends for demand growth early on - particularly in select software, outsourcing and semiconductor areas.

However, the tragedies of September 11 significantly altered these trends, at least temporarily, creating an environment of uncertainty across the economy, which caused a short-term shift in spending priorities.

Part of this reprioritization has led to increased spending on ensuring the security and robustness of our nation's infrastructure. Most visible is the beefing up of security at airports, post offices and public gathering places. However, there is also significant spending being focused on less visible areas such as network security. Today's economy depends on a broad array of interconnected networks, and any major disruption in data flow or loss of data can reverberate throughout the world economy with severe consequences.

That said, many of our long-time holdings provide the necessary components for enhanced network manageability, security and availability. VERITAS is an excellent example. As the premier storage management software provider, it offers data backup, restoration and availability solutions that span nearly all hardware and networking platforms - from Sun Microsystems to IBM to Microsoft. VERITAS was put to the ultimate test after the September 11 events, as it helped over 100 customers affected by the attacks to restore their lost data. Impressively, they achieved a 100% recovery rate for these customers. While VERITAS' stock has performed poorly over the past year, due in part to an anticipated slowdown in growth, we see the company continuing to build upon its solid franchise. Furthermore, with no letup in research and development, we feel the company will emerge from the slowdown with stronger product portfolios than ever. Needless to say, we capitalized on the market's knee-jerk reaction by picking up some additional shares.

For some time now the Portfolio has had three major investment themes: 1) companies with subscription-based revenues, thus offering near-term earnings visibility; 2) companies that are capitalizing on emerging end-demand shifts, which provide growth potential in the near- to immediate-term; and 3) companies with strong, long-term franchises driven by innovation.

Keeping this in mind, we remain invested in Microsoft. Despite the spending slowdown in the tech sector, the software giant continues to generate steady revenues from its lineup of subscription-license based software and online services. Fueled by its Windows 2000 Server and SQL Server databases products as well as the recent launches of Windows XP, Xbox and an upcoming launch of MSN 7, Microsoft should continue to exhibit solid revenue and earnings growth visibility. What's more, its antitrust battle seems to be nearing an end.

NVIDIA is another company that fulfills several of our criteria. The maker of advanced graphics chip technology is supplying the chips for Microsoft's Xbox, the highly anticipated video-gaming platform that was introduced just in time for the 2001 holiday season. The company is not dependent on this development alone. It also maintains its superior graphics accelerator positioning within the power desktop and notebook PC arena, gaining market share and furthering its penetration into the product portfolios of such longtime customers as Dell and Compaq, as well as gaining significant new customers like Toshiba.

Looking ahead, although our recent performance has been disappointing, I am cautiously optimistic for the future. Let me assure you that while we have made adjustments to our positions throughout the year, our investment approach hasn't changed: we continue to emphasize diversification within technology, focusing on firms developing franchises within their respective spaces. Furthermore, we will continue to pound the pavement in search of actual end-demand adoption indicators to form the basis of our fundamentally-driven investment analysis. Over the medium- and long-term, we remain convinced that technological innovation will continue to be the engine that drives worldwide economic growth, and we aim to harness this growth for the benefit of our shareholders.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Equities                                              80.3%                84.0%
  Foreign                                             24.2%                30.7%
Top 10 Equities                                       31.2%                31.2%
Number of Stocks                                         72                  110
Cash, Cash Equivalents
  and Fixed Income Securities                         19.7%                16.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  43

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (37.07)%
  From Inception                                                        (36.24)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (11.88)%
  From Portfolio Inception                                              (10.34)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (37.31)%
  From Inception                                                        (36.41)%
--------------------------------------------------------------------------------

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have signigicant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Standard & Poor's is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The NASDAQ Composite Stock Index (The National Association of Securities Dealers Automated Quotation System) is defined as a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via the system. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($4,151) as compared to the S&P 500 Index ($8,082).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, (37.07)%
Since 1/18/00,* (36.24)%

Janus Aspen Global Technology Portfolio
- Institutional Shares - $4,151

S&P 500 Index - $8,082

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 78.9%
Aerospace and Defense - 0.8%
     113,010    Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    2,500,911

Applications Software - 8.4%
     142,720    Intuit, Inc.* ...............................         6,102,707
      18,085    Mercury Interactive Corp.* ..................           614,528
     271,475    Microsoft Corp.* ............................        17,990,648

                                                                     24,707,883

Automotive - Cars and Light Trucks - 1.0%
     552,000    Nissan Motor Company, Ltd.** ................         2,927,209

Cellular Telecommunications - 3.8%
     213,910    China Mobile, Ltd. (ADR)*,** ................         3,739,147
         299    NTT DoCoMo, Inc.** ..........................         3,513,353
     479,594    Vodafone Group PLC** ........................         1,254,668
     103,440    Vodafone Group PLC (ADR)** ..................         2,656,339

                                                                     11,163,507

Computer Aided Design - 1.6%
     127,985    Autodesk, Inc. ..............................         4,770,001

Computer Services - 1.7%
      31,675    Electronic Data Systems Corp. ...............         2,171,321
     292,502    Logica PLC** ................................         2,719,654

                                                                      4,890,975

Computers - 1.9%
      19,170    IBM Corp. ...................................    $    2,318,803
     278,000    Legend Holdings, Ltd.** .....................           141,712
     251,325    Sun Microsystems, Inc.* .....................         3,101,351

                                                                      5,561,866

Computers - Integrated Systems - 0.9%
      76,095    Brocade Communications Systems, Inc.* .......         2,520,266

Computers - Memory Devices - 3.7%
     241,307    VERITAS Software Corp.* .....................        10,815,380

Computers - Peripheral Equipment - 0.9%
     552,000    Hon Hai Precision Industry Company, Ltd. ....         2,524,148

Consulting Services - 0.6%
     102,250    KPMG Consulting, Inc.* ......................         1,694,282

E-Commerce/Services - 1.1%
      49,790    eBay, Inc.* .................................         3,330,951

Electronic Components - 2.7%
      69,225    Celestica, Inc. - New York Shares* ..........         2,795,998
      63,705    Flextronics International, Ltd.* ............         1,528,283
      40,000    NEC Corp.** .................................           408,057
       5,600    Samsung Electronics Company, Ltd.** .........         1,189,494
      45,400    Samsung SDI Company, Ltd.** .................         2,004,720

                                                                      7,926,552

See Notes to Schedules of Investments.

  44  Janus Aspen Series / December 31, 2001

                                         Janus Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 13.7%
      81,130    Alpha Industries, Inc.* .....................    $    1,768,634
     929,574    ARM Holdings PLC* ...........................         4,858,635
      56,010    Intersil Corp. - Class A* ...................         1,806,323
     148,110    LSI Logic Corp.* ............................         2,337,176
      97,480    Microsemi Corp.* ............................         2,895,156
     194,835    Microtune, Inc.* ............................         4,570,829
     178,015    NVIDIA Corp.* ...............................        11,909,204
      55,571    STMicroelectronics N.V.** ...................         1,783,721
      93,533    STMicroelectronics N.V.
                   - New York Shares** ......................         2,962,190
      68,825    Texas Instruments, Inc. .....................         1,927,100
      85,905    Xilinx, Inc.* ...............................         3,354,590

                                                                     40,173,558

Electronic Design Automation - 2.3%
     304,440    Cadence Design Systems, Inc.* ...............         6,673,325

Enterprise Software/Services - 5.1%
     212,560    Micromuse, Inc.* ............................         3,188,400
     114,740    Oracle Corp.* ...............................         1,584,559
     174,720    PeopleSoft, Inc.* ...........................         7,023,744
      98,180    SAP A.G. (ADR)** ............................         3,134,887

                                                                     14,931,590

Entertainment Software - 2.5%
       9,690    Activision, Inc.* ...........................           252,037
     119,065    Electronic Arts, Inc.* ......................         7,137,947

                                                                      7,389,984

Identification Systems and Devices - 0.8%
     140,280    Symbol Technologies, Inc. ...................         2,227,646

Internet Applications Software - 0.2%
     253,250    Portal Software, Inc.* ......................           526,760

Internet Security - 2.5%
      76,985    Check Point Software Technologies, Ltd.* ....         3,070,932
     110,305    VeriSign, Inc.* .............................         4,196,002

                                                                      7,266,934

Life and Health Insurance - 0.6%
      69,980    AFLAC, Inc. .................................         1,718,709

Multimedia - 2.8%
      56,620    AOL Time Warner, Inc.* ......................         1,817,502
      40,070    Vivendi Universal S.A. (ADR)** ..............         2,155,365
     206,535    Walt Disney Co. .............................         4,279,405

                                                                      8,252,272

Networking Products - 1.2%
     205,145    Cisco Systems, Inc.* ........................         3,715,176

Optical Supplies - 0.2%
      10,000    Hoya Corp.** ................................           597,436

Retail - Computer Equipment - 0.8%
      57,940    Electronics Boutique Holdings Corp.* ........         2,314,124

Semiconductor Components/Integrated Circuits - 3.2%
     125,175    Integrated Device Technology, Inc.* .........         3,328,403
      55,170    Maxim Integrated Products, Inc.* ............         2,896,977
   1,277,000    Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................         3,193,410

                                                                      9,418,790

Semiconductor Equipment - 3.8%
     100,375    Applied Materials, Inc.* ....................    $    4,025,038
     202,535    ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         3,453,222
     117,735    Teradyne, Inc.* .............................         3,548,533

                                                                     11,026,793

Telecommunication Equipment - 7.1%
     221,701    Nokia Oyj ...................................         5,716,624
     343,175    Nokia Oyj (ADR) .............................         8,418,083
      52,365    QUALCOMM, Inc.* .............................         2,644,432
     263,740    Sonus Networks, Inc.* .......................         1,218,479
      98,750    UTStarcom, Inc.* ............................         2,814,375

                                                                     20,811,993

Telecommunication Services - 0.6%
      50,140    Amdocs, Ltd.*,** ............................         1,703,256

Telephone - Integrated - 0.7%
      55,230    SBC Communications, Inc. ....................         2,163,359
          96    Telefonica S.A.*,** .........................             1,285

                                                                      2,164,644

Toys - 1.3%
     220,680    Mattel, Inc. ................................         3,795,696

Wireless Equipment - 0.4%
      99,407    Crown Castle International Corp.* ...........         1,061,667
--------------------------------------------------------------------------------
Total Common Stock (cost $288,822,706) ......................       231,104,284
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Applications Software - 0.2%
$    900,000    Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........           727,875

Electronic Components - Semiconductors - 0.5%
     650,000    International Rectifier Corp., 4.25%
                   convertible subordinated
                   notes, due 7/15/07 .......................           535,438
     520,000    NVIDIA Corp., 4.75%
                   convertible subordinated
                   notes, due 10/15/07 ......................           858,975

                                                                      1,394,413

Networking Products - 0%
   1,000,000    Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,814,265) .....................         2,207,288
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Computer Services - 1.1%
      57,230    Electronic Data Systems Corp.
                   convertible, 7.625% ......................         3,219,188

Wireless Equipment - 0.3%
      31,515    Crown Castle International Corp.
                   convertible, 6.25% .......................           819,390
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,437,250) .....................         4,038,578
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  45

Janus Aspen Global Technology Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreements - 9.9%
$ 28,900,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $28,902,890
                   collateralized by $40,915,657
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $114,699  in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $29,434,912 and $43,088
                   (cost $28,900,000) .......................    $   28,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                Federal Home Loan Bank System:
   9,000,000       3.55%, 1/11/02 ...........................         8,995,425
  12,000,000       1.65%, 1/31/02 ...........................        11,983,500
   5,000,000       1.75%, 4/15/02 ...........................         4,975,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies - (cost $25,953,647) .........        25,953,925
--------------------------------------------------------------------------------
Total Investments (cost $350,927,868) - 99.8% ...............       292,204,075
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, Net of Liabilities - 0.2%           541,552
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  292,745,627
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Brazil                                               0.9%         $    2,500,911
Canada                                               1.0%              2,795,998
Finland                                              4.8%             14,134,707
France                                               0.7%              2,155,365
Germany                                              1.1%              3,134,887
Hong Kong                                            1.3%              3,880,859
Israel                                               1.1%              3,070,932
Japan                                                2.5%              7,446,055
Netherlands                                          1.2%              3,453,222
Singapore                                            0.5%              1,528,283
South Korea                                          1.1%              3,194,214
Spain                                                  0%                  1,285
Switzerland                                          1.6%              4,745,911
Taiwan                                               2.0%              5,717,558
United Kingdom                                       4.5%             13,192,552
United States++                                     75.7%            221,251,336
--------------------------------------------------------------------------------
Total                                              100.0%         $  292,204,075

++Includes Short-Term Securities (56.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/26/02             1,200,000      $    1,734,607   $     (11,978)
British Pound 5/10/02             2,300,000           3,322,019          (8,619)
British Pound 5/24/02               100,000             144,321              579
Euro 4/26/02                      3,400,000           3,013,831            1,341
Euro 5/10/02                      3,300,000           2,923,947           48,363
Euro 5/24/02                      2,600,000           2,302,737            3,443
Hong Kong Dollar 2/7/02           6,000,000             769,360             (55)
Hong Kong Dollar 5/24/02         20,800,000           2,666,045            (233)
Japanese Yen 4/26/02            625,000,000           4,798,574          339,671
South Korean Won
  1/28/02                     1,150,000,000             866,615           17,317
--------------------------------------------------------------------------------
Total                                            $   22,542,056   $      389,829

See Notes to Schedules of Investments.

  46  Janus Aspen Series / December 31, 2001

                                              Janus Aspen Global Value Portfolio

[PHOTO]
Jason Yee
portfolio manager

From May 1, 2001, through December 31, 2001, Janus Aspen Global Value Portfolio's Service Shares gained 4.97%, outperforming the benchmark MSCI World Index's loss of 11.12%.(1)

Since the Portfolio's launch, the financial markets have been marked by extraordinary volatility, largely stemming from uncertain near-term prospects for global economies. Markets often react negatively to uncertainty, and the events of September 11 only served to exacerbate an already fragile situation. In the resulting financial market turmoil, virtually no geographies, industries or companies were spared.

While many things in this world changed dramatically in recent months, including stock prices, one that has not changed appreciably is the intrinsic value of the Portfolio's holdings. Simply put, after careful review of the Portfolio in the wake of the terrorist attacks, I do not believe any of our holdings suffered a permanent or irreversible impairment of value. What was a solid, profitable, well-managed business on September 10 remains so today. As such, I continued to add to existing positions on an opportunistic basis. The decline in the equity markets also allowed me to initiate a number of new positions. Exceptional businesses that I have followed over the years have finally retreated to attractive valuations, especially in the areas of media, consumer goods, aerospace and lodging. Worries about a global economic slowdown, coupled with concerns of the direct financial impact resulting from the attacks, caused many stock prices to fall much more significantly than their intrinsic values. While the financial markets rebounded in the fourth quarter as investors anticipated a recovery, substantial buying opportunities still present themselves to patient investors.

No one can accurately predict how long the world economies will remain in recession or when they will start to recover. So you can be sure that my investment decisions are not based upon any futile prognostications but rather are guided by a few underlying principles that should help mitigate the risks of any economic environment. First of all, the Portfolio consistently searches for companies that can continue to create value in many different economic environments. Secondly, the Portfolio strives to leave a margin of safety by making investments at significant discounts to what we believe is the company's intrinsic value. And finally, the valuation work in determining the intrinsic value of businesses attempts to capture a wide range of scenarios, encompassing both optimistic and pessimistic assumptions. These principles will hopefully allow the Portfolio to minimize some of the downside risk while still preserving the upside potential. While no investment is completely immune to the whims of the irrational markets in the short term, the market value of our holdings should approach their intrinsic value over time. So, no matter what happens on the macroeconomic front, I believe the Portfolio is well-positioned to weather the current challenging environment of the global equity markets as well as benefit from an eventual turnaround.

In summary, it remains very much business as usual: The value of the Portfolio's investments continues to be driven by their profits and cash flows rather than the short-term psychology of the equity markets, and my time is spent valuing these businesses on an individual basis, rather than worrying about or predicting short-term movements in stock prices. This investment discipline should help us navigate these decidedly uncertain times.

History teaches us that a time of crisis often presents great opportunity for investment, and I think that recent events will prove to be no exception. I remain committed to my value investment strategy, process and philosophy and will continue to search the globe for great businesses selling at significant discounts to their intrinsic values. I firmly believe that rigorous fundamental research coupled with disciplined valuation analysis will serve Janus Aspen Global Value Portfolio shareholders well over the long term.

Thank you for your continued investment in Janus Aspen Global Value Portfolio.

Portfolio Asset Mix
(% of Net Assets)                                              December 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   95.8%
  Foreign                                                                  59.5%
Top 10 Equities                                                            39.9%
Number of Stocks                                                              38
Cash and Cash Equivalents                                                   4.2%
--------------------------------------------------------------------------------

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Aspen Series / December 31, 2001  47

Cumulative Total Return
For the Period Ended December 31, 2001
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/01)
  From Inception                                                           4.97%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  From Portfolio Inception                                              (11.12)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A porfolio's performance for very short time periods may not be indicative of future performance.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 23 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Value Portfolio - Service Shares and the Morgan Stanley Capital International World Index. Janus Aspen Global Value Portfolio - Service Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through December 31, 2001. The upper and lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Value Portfolio - Service Shares ($10,497) as compared to the Morgan Stanley Capital International World Index ($8,888).

Cumulative Total Return
for the period ended December 31, 2001
Since 5/1/01,* 4.97%

Janus Aspen Global Value Portfolio
- Service Shares - $10,497

Morgan Stanley Capital International
World Index - $8,888

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.8%
Advertising Services - 3.9%
       7,473    WPP Group PLC** .............................    $       82,774

Aerospace and Defense - 2.9%
         219    Dassault Aviation S.A.** ....................            61,813

Automotive - Cars and Light Trucks - 2.0%
       8,000    Nissan Motor Company, Ltd.** ................            42,423

Beverages - Wine and Spirits - 3.1%
       5,753    Diageo PLC** ................................            65,753

Brewery - 1.4%
       4,000    Kirin Brewery Company, Ltd.** ...............            28,598

Building Products - Cement and Aggregate - 1.0%
         835    Cemex S.A. (ADR) ............................            20,624

Casino Hotels - 2.5%
       5,665    Park Place Entertainment Corp.* .............            51,948

Chemicals - Diversified - 7.0%
       1,452    Akzo Nobel N.V.** ...........................            64,835
       2,604    Bayer A.G.** ................................            82,772

                                                                        147,607

Chemicals - Specialty - 1.8%
         735    Syngenta A.G.* ..............................            38,072

Computer Services - 3.0%
       3,320    Ceridian Corp.* .............................            62,250

Cosmetics and Toiletries - 1.8%
       1,140    Gillette Co. ................................    $       38,076

Diversified Operations - 11.0%
      27,425    BBA Group PLC** .............................           112,041
       2,040    Cendant Corp.* ..............................            40,004
       8,031    Smiths Group PLC** ..........................            79,183

                                                                        231,228

Electronic Components - 3.4%
         340    Samsung Electronics Company, Ltd. ...........            72,219

Electronic Design Automation - 3.0%
       2,890    Cadence Design Systems, Inc.* ...............            63,349

Electronic Measuring Instruments - 3.9%
       2,630    Orbotech, Ltd.* .............................            81,925

Financial Guarantee Insurance - 1.0%
         350    MGIC Investment Corp. .......................            21,602

Home Decorating Products - 4.4%
       2,319    Hunter Douglas N.V.** .......................            62,212
       1,110    Newell Rubbermaid, Inc. .....................            30,603

                                                                         92,815

Hotels and Motels - 3.6%
       3,645    Hilton Hotels Corp. .........................            39,803
         870    Marriott International, Inc. - Class A ......            35,366

                                                                         75,169

See Notes to Schedules of Investments.

  48  Janus Aspen Series / December 31, 2001

                                              Janus Aspen Global Value Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Pumps - 4.0%
       2,679    Pfeiffer Vacuum Technology A.G.** ...........    $       83,963

Medical - Drugs - 2.0%
         980    Pharmacia Corp. .............................            41,797

Medical Products - 2.2%
       1,390    Becton, Dickinson and Co. ...................            46,079

Property and Casualty Insurance - 2.7%
      15,000    NIPPONKOA Insurance Company, Ltd.** .........            56,997

Publishing - Periodicals - 3.1%
       2,833    Wolters Kluwer N.V.** .......................            64,574

Radio - 3.8%
       3,000    Nippon Broadcasting System, Inc.** ..........            80,116

Real Estate Investment Trusts - 2.9%
       6,870    Host Marriott Corp. .........................            61,830

Reinsurance - 4.8%
          40    Berkshire Hathaway, Inc. - Class B* .........           101,000

Retail - Restaurants - 1.5%
       1,210    McDonald's Corp. ............................            32,029

Retail - Toy Store - 1.5%
       1,580    Toys "R" Us, Inc.* ..........................            32,769

Rubber and Vinyl - 1.8%
       4,000    Tenma Corp.** ...............................            37,387

Savings/Loan/Thrifts - 0.8%
         610    Washington Mutual, Inc. .....................            19,947

Semiconductor Equipment - 1.0%
         525    Novellus Systems, Inc.* .....................            20,711

Television - 1.7%
      17,190    Granada PLC** ...............................            35,877

Toys - 1.3%
       1,570    Mattel, Inc. ................................            27,004
--------------------------------------------------------------------------------
Total Common Stock (cost $1,948,264) ........................         2,020,325
--------------------------------------------------------------------------------
Total Investments (total cost $1,948,264) - 95.8% ...........         2,020,325
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.2%            87,972
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    2,108,297
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
France                                               3.1%         $       61,813
Germany                                              8.2%                166,735
Israel                                               4.1%                 81,925
Japan                                               12.1%                245,521
Mexico                                               1.0%                 20,624
Netherlands                                          9.5%                191,621
South Korea                                          3.6%                 72,219
Switzerland                                          1.9%                 38,072
United Kingdom                                      18.6%                375,628
United States                                       37.9%                766,167
--------------------------------------------------------------------------------
Total                                              100.0%         $    2,020,325

Forward Currency Contracts, Open at December 31, 2001

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/10/02               105,000      $      151,657   $        (388)
British Pound 5/24/02                20,000              28,864              116
Euro 5/10/02                        215,000             190,500            2,899
Euro 5/24/02                         35,000              30,998              345
Japanese Yen 4/26/02              5,000,000              38,389            1,685
Japanese Yen 5/10/02              8,000,000              61,471            4,809
Japanese Yen 5/24/02              2,000,000              15,380              350
--------------------------------------------------------------------------------
Total                                            $      517,259   $        9,816

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  49

Janus Aspen Flexible Income Portfolio

[PHOTO]
Ronald Speaker
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Flexible Income Portfolio's Institutional Shares gained 7.74% and its Service Shares returned 7.49%. By comparison, its benchmark, the Lehman Brothers Government/Credit Index, returned 8.50%.(1)

After a lackluster first half of the year, the U.S. economy continued stumbling during the third quarter, tripped up by increasing unemployment figures and decreasing corporate spending. Experts' debates on whether the nation was officially entering a recession - generally defined as two consecutive quarters of economic contraction - ended in November when the National Bureau of Economic Research announced the U.S. had been in one since March.

The Federal Reserve's immediate response to the terrorist attacks - two half-point rate cuts within two weeks - cut the prime lending rate to 2.50%. The moves were intended to boost the economy by making it cheaper to borrow money, but the immediate impact sparked a rally across the bond markets. This was especially true in the short-term markets, where rates followed the Fed's lead lower and prices pushed higher. A volatile stock market also ignited a flight to lower-risk, higher-quality investments, and the Portfolio profited from its sizeable positions in Treasuries and government agency debt. After two more rate cuts and bits of positive economic news at the end of the year, investors eyed a recovery and bid stock prices up as the Treasury market gave back some of its prior gains.

Our Treasury exposure, however, remains spread out over the yield curve, including five-, 10- and 30-year issues. Similarly, we have diversified holdings in Fannie Mae, the government agency that peddles mortgage-backed bonds. In late October, the government announced it would stop issuing 30-year bonds, and we believe the move will ultimately result in increased capital investment by companies and lower mortgage rates - two factors that should help steady the economy.

Among our corporate holdings, we've profited from positions in classically defensive corners of the economy, such as supermarkets, food manufacturers and healthcare interests. We've focused on high-quality companies with strong lines of business that endure during transitional and rough times.

We have a long-standing interest in supermarkets, which recently received a boost from nervous consumers stocking up on basic foodstuffs. During the period, we enjoyed gains from our holdings in Safeway, one of the largest food retailers, and Fred Meyer, a division of industry leader Kroger. Our food-producer holdings include breakfast food-maker Kellogg and meat-processor Hormel Foods, two consumer staple standbys with upper-tier ratings. Both companies actively manage their debt loads and take a smart approach to acquisitions, which increases our confidence in the lower-risk nature of their bonds.

A constant demand for healthcare services similarly exists through weak and strong economies, which helped us realize strong gains in outpatient and rehabilitative care facility operator HEALTHSOUTH. We also took profits on hospital owner Tenet Healthcare and used the proceeds to initiate a position in HCA, the former Columbia/HCA Healthcare which owns and operates a variety of healthcare centers. Another newer investment in the sector, outsourced laboratory testing services-provider Quest Diagnostics, helped the Portfolio's performance with a run-up during the period.

Through the course of the year, we scaled back on our exposure to the high-yield arena as we focused on improving the quality of the Portfolio's holdings. In fact, our three leading high-yield positions - California-based thrift operator Golden State Holdings, HCA and waste-services provider Allied Waste - are just a couple of notches below investment grade, which is granted to blue-chip corporations.

Two holdings that suffered following the September 11 attacks were United Air Lines and Cendant, which owns hotels and Avis Car Rentals. Cendant, however, quickly recovered a portion of its losses thanks in part to its diversified business lines. What's more, the company's ability to generate a steady stream of cash soothed concerns over its ability to service the debt. In contrast, we decided to liquidate our position in United. Though its notes featured hard-asset stability because the company's planes served as collateral for the loans, the uncertainty plaguing the airline industry as well as United's continued labor issues created more risk than we were comfortable with.

As we contemplate the next 12 months, we see a dramatically changed investment environment with many uncertainties regarding the economic state of the world. Yet, with hints of good news popping up here and there, conditions could reverse in the fixed-income market in an instant. By keeping a vigilant eye on the economic figures and a nimble hand on the Portfolio's holdings, we hope to extend our gains with the minimal amount of risk to shareholders.

As always, thank you for your investment in Janus Aspen Flexible Income
Portfolio.

Portfolio Asset Mix
(% of Net Assets)                         December 31, 2001    December 31, 2000
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                    48.5%                38.5%
  High-Yield/High-Risk                                11.3%                14.0%
U.S. Government Obligations                           32.9%                36.2%
Foreign Dollar/
  Non-Dollar Bonds                                     1.0%                 2.1%
Preferred Stock                                        0.2%                 0.6%
Cash and Cash Equivalents                              6.1%                 8.6%
--------------------------------------------------------------------------------

Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                           8.1 Yrs.            5.8 Yrs.
Average Modified Duration*                          5.7 Yrs.            4.4 Yrs.
30-Day Average Yield
  Institutional Shares**                               5.64%               6.88%
  Service Shares**                                     5.35%               6.59%
Weighted Average Fixed Income
  Credit Rating                                            A                  A+
--------------------------------------------------------------------------------

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1) All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

  50  Janus Aspen Series / December 31, 2001

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                   7.74%
  5 Year                                                                   7.24%
  From Inception                                                           8.14%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.50%
  5 Year                                                                   7.37%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   7.49%
  5 Year                                                                   6.98%
  From Portfolio Inception                                                 7.97%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Credit Index. Janus Aspen Flexible Income Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($19,141) as compared to the Lehman Brothers Govt./Credit Index ($16,903).

Average Annual Total Return
for the periods ended December 31, 2001
One Year, 7.74%
Five Year, 7.24%
Since 9/13/93,* 8.14%

Janus Aspen Flexible Income Portfolio
- Institutional Shares - $19,141

Lehman Brothers Govt./
Credit Index - $16,903

*The Portfolio's inception date.
Source - Lipper, Inc. 2001.
See "Explanations of Charts and Tables."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 60.7%
Aerospace and Defense - 1.6%
                Raytheon Co.:
$  3,145,000       6.50%, notes, due 7/15/05 ................    $    3,247,213
   3,000,000       6.15%, notes, due 11/1/08 ................         2,981,250

                                                                      6,228,463

Beverages - Non-Alcoholic - 0.7%
   2,550,000    Coca-Cola Enterprises, Inc., 6.125%
                   notes, due 8/15/11 .......................         2,565,937

Building - Residential and Commercial - 0.3%
   1,145,000    KB Home, Inc., 8.625%
                   senior subordinated notes, due 12/15/08 ..         1,150,725

Cable Television - 1.9%
   1,490,000    Adelphia Communications Corp., 8.125%
                   senior notes, due 7/15/03 ................         1,478,825
   4,000,000    CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11 .................         4,005,000
     996,000    Lenfest Communications, Inc., 7.625%
                   senior notes, due 2/15/08 ................         1,052,025
     900,000    Mediacom Broadband L.L.C., 11.00%
                   company guaranteed notes, due 7/15/13 ....           987,750

                                                                      7,523,600

Cellular Telecommunications - 1.6%
                Cingular Wireless, Inc.:
$  1,350,000       6.50%, notes, due 12/15/11+ ..............    $    1,368,562
     950,000       7.125%, notes, due 12/15/31+ .............           966,625
     810,000    Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................           882,900
   2,950,000    Verizon Wireless, Inc., 5.375%
                   notes, due 12/15/06+ .....................         2,935,250

                                                                      6,153,337

Commercial Banks - 0.4%
     698,000    Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....           693,637
     996,000    Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....           877,725

                                                                      1,571,362

Commercial Services - 1.3%
   5,000,000    PHH Corp., 8.125%
                   notes, due 2/3/03 ........................         5,000,000

Computers - 0.8%
   3,000,000    IBM Corp., 4.875%
                   notes, due 10/1/06 .......................         2,977,500

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  51

Janus Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 0.3%
$  1,000,000    Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........    $    1,071,250

Diversified Operations - 1.0%
   4,000,000    Cendant Corp., 6.875%
                   notes, due 8/15/06+ ......................         3,865,000

Electric - Distribution - 1.2%
   5,000,000    FirstEnergy Corp., 6.45%
                   notes, due 11/15/11 ......................         4,881,250

Electric - Integrated - 3.5%
   3,000,000    Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................         3,078,750
   4,250,000    Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................         4,276,562
                PSEG Power L.L.C.:
   4,000,000       6.875%, company guaranteed
                   notes, due 4/15/06 .......................         4,095,000
   2,000,000       7.75%, senior notes, due 4/15/11 .........         2,095,000

                                                                     13,545,312

Finance - Auto Loans - 1.4%
   5,500,000    Ford Motor Credit Co., 5.75%
                   senior notes, due 2/23/04 ................         5,589,375

Finance - Other Services - 2.1%
   8,200,000    Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............         8,323,000

Food - Diversified - 3.4%
   2,500,000    Conagra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................         2,553,125
                Kellogg Co.:
   6,000,000       5.50%, notes, due 4/1/03 .................         6,150,000
   2,600,000       6.00%, notes, due 4/1/06 .................         2,661,750
   1,750,000       6.60%, notes, due 4/1/11 .................         1,798,125

                                                                     13,163,000

Food - Meat Products - 0.8%
   3,000,000    Hormel Foods Corp., 6.625%
                   notes, due 6/1/11+ .......................         3,018,750

Food - Retail - 7.7%
                Delhaize America, Inc.:
   3,700,000       7.375%, notes, due 4/15/06+ ..............         3,922,000
   1,500,000       8.125%, notes, due 4/15/11+ ..............         1,646,250
                Fred Meyer, Inc.:
   2,100,000       7.15%, company guaranteed
                   notes, due 3/1/03 ........................         2,191,875
   2,500,000       7.375%, company guaranteed
                   notes, due 3/1/05 ........................         2,640,625
   4,250,000       7.45%, company guaranteed
                   notes, due 3/1/08 ........................         4,563,437
   3,000,000    Kroger Co., 7.50%
                   company guaranteed notes, due 4/1/31 .....         3,150,000
   1,742,000    Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....         1,733,290
                Safeway, Inc.:
   1,335,000       3.625%, notes, due 11/5/03 ...............         1,328,325
   4,450,000       6.15%, notes, due 3/1/06 .................         4,566,812
   4,000,000       6.50%, notes, due 3/1/11 .................         4,080,000

                                                                     29,822,614

Foreign Government - 0.3%
   1,000,000    United Mexican States, 8.375%
                   notes, due 1/14/11 .......................         1,037,500

Independent Power Producer - 0.5%
   2,000,000    Calpine Corp., 8.50%
                   senior notes, due 2/15/11 ................         1,820,000

Leisure, Recreation and Gaming - 0.4%
   1,500,000    Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....         1,440,000

Life and Health Insurance - 0.2%
$    813,000    Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................    $      839,422

Medical - HMO - 1.5%
   1,000,000    UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................         1,063,750
   4,825,000    Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................         4,921,500

                                                                      5,985,250

Medical - Hospitals - 3.6%
                HCA, Inc.:
   3,930,000       6.91%, notes, due 6/15/05 ................         4,042,988
     525,000       7.875%, senior notes, due 2/1/11 .........           535,500
     498,000       8.36%, debentures, due 4/15/24 ...........           512,940
                Tenet Healthcare Corp.:
   5,800,000       5.375%, notes, due 11/15/06+ .............         5,669,500
   3,500,000       6.375%, notes, due 12/1/11+ ..............         3,386,250

                                                                     14,147,178

Medical Labs and Testing Services - 1.9%
                Quest Diagnostics, Inc.:
   4,000,000       6.75%, company guaranteed
                   notes, due 7/12/06 .......................         4,110,000
   3,300,000       7.50%, company guaranteed
                   notes, due 7/12/11 .......................         3,403,125

                                                                      7,513,125

Multimedia - 2.4%
   4,100,000    AOL Time Warner, Inc., 6.125%
                   notes, due 4/15/06 .......................         4,187,125
   5,000,000    Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....         5,156,250

                                                                      9,343,375

Networking Products - 0%
     996,000    Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            84,660

Non-Hazardous Waste Disposal - 3.5%
   3,220,000    Allied Waste North America, Inc., 7.625%
                   company guaranteed notes, due 1/1/06 .....         3,179,750
   2,750,000    Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................         2,753,438
                Waste Management, Inc.:
   3,500,000       7.00%, senior notes, due 10/1/04 .........         3,631,250
   4,000,000       7.375%, notes, due 8/1/10 ................         4,090,000

                                                                     13,654,438

Oil Companies - Exploration and Production - 0.3%
   1,020,000    Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................         1,055,700

Oil Companies - Integrated - 2.2%
                Conoco Funding Co.:
   4,200,000       5.45%, company guaranteed
                   notes, due 10/15/06 ......................         4,200,000
   2,360,000       6.35%, notes, due 10/15/11 ...............         2,380,650
   1,950,000    Occidental Petroleum Corp., 5.875%
                   notes, due 1/15/07 .......................         1,942,688

                                                                      8,523,338

Physical Therapy and Rehabilitation Centers - 1.4%
                HEALTHSOUTH Corp.:
   2,350,000       7.375%, senior notes, due 10/1/06+ .......         2,350,000
   3,000,000       8.50%, senior notes, due 2/1/08 ..........         3,120,000

                                                                      5,470,000

Pipelines - 0.6%
                Kinder Morgan Energy Partners L.P.:
   1,285,000       6.75%, notes, due 3/15/11 ................         1,285,000
     880,000       7.40%, notes, due 3/15/31 ................           883,300

                                                                      2,168,300

See Notes to Schedules of Investments.

  52  Janus Aspen Series / December 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 0.1%
$    498,000    First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....    $      488,663

Recreational Centers - 0.6%
   2,500,000    Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..         2,550,000

Real Estate Investment Trusts - 0.3%
   1,350,000    Host Marriott Corp., 9.50%
                   senior notes, due 1/15/07+ ...............         1,351,688

Retail - Discount - 1.1%
   4,000,000    Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................         4,325,000

Satellite Telecommunications - 1.2%
   4,850,000    Echostar DBS Corp., 9.125%
                   senior notes, due 1/15/09 ................         4,862,125

Savings/Loan/Thrifts - 2.6%
                Golden State Holdings, Inc.:
   6,248,000       7.00%, senior notes, due 8/1/03 ..........         6,302,670
   3,680,000       7.125%, senior notes, due 8/1/05 .........         3,689,200

                                                                      9,991,870

Soap and Cleaning Preparations - 1.5%
                Dial Corp.:
   3,850,000       7.00%, senior notes, due 8/15/06 .........         3,874,063
   2,000,000       6.50%, senior notes, due 9/15/08 .........         1,917,500

                                                                      5,791,563

Telecommunication Services - 1.9%
                Qwest Capital Funding, Inc.:
   4,650,000       5.875%, notes, due 8/3/04+ ...............         4,603,500
   3,000,000       6.25%, company guaranteed
                   notes, due 7/15/05 .......................         2,973,750

                                                                      7,577,250

Telephone - Integrated - 1.9%
   2,625,000    France Telecom S.A., 7.75%
                   notes, due 3/1/11+ .......................         2,812,031
   3,000,000    Sprint Capital Corp., 6.00%
                   notes, due 1/15/07 .......................         2,977,500
   1,600,000    WorldCom, Inc., 6.50%
                   notes, due 5/15/04 .......................         1,644,000

                                                                      7,433,531

Television - 0.4%
   1,488,000    Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................         1,540,080

Veterinary Diagnostics - 0.2%
     820,000    Vicar Operating, Inc., 9.875%
                   senior subordinated notes, due 12/1/09+ ..           836,400

Web Hosting/Design - 0.1%
   1,245,000    Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................           417,075
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $235,491,259) ...................       236,698,006
--------------------------------------------------------------------------------
Preferred Stock - 0.3%
Savings/Loan/Thrifts - 0.3%
      35,458    Chevy Chase Savings Bank, 13.00%
                   (cost $1,055,050) ........................           975,095
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996    Ono Finance PLC - expires 5/31/09*,+ ........             4,980

Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08* ....                 0

Web Hosting/Design - 0%
         650    Equinix, Inc. - expires 12/1/07* ............            13,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................            17,980
--------------------------------------------------------------------------------
U.S. Government Obligations - 32.8%
U.S. Government Agencies - 25.1%
                Fannie Mae:
$  4,565,000       4.75%, due 1/2/07 ........................    $    4,536,469
  20,900,000       5.00%, due 1/15/07 .......................        20,978,375
  16,000,000       6.25%, due 2/1/11 ........................        16,280,000
  39,375,000       6.00%, due 5/15/11 .......................        40,014,844
  15,500,000       6.625%, due 11/15/30 .....................        16,216,875

                                                                     98,026,563

U.S. Treasury Notes/Bonds - 7.7%
   4,600,000       3.50%, due 11/15/06 ......................         4,434,308
  16,700,000       5.00%, due 8/15/11** .....................        16,658,250
   6,500,000       6.25%, due 5/15/30 .......................         7,041,060
   1,775,000       5.375%, due 2/15/31 ......................         1,750,026

                                                                     29,883,644
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $128,614,049) .......       127,910,207
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  10,300,000    ABN AMRO Bank N.V., 1.80%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $10,301,030
                   collateralized by $14,582,397
                   in Collateralized Mortgage Obligations
                   2.28%-7.135%, 11/25/20-12/25/40
                   AAA, $40,879  in U.S. Treasury
                   Notes/Bonds, 0%, 2/15/18
                   with respective values of
                   $10,490,643 and $15,357
                   (cost $10,300,000) .......................        10,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.1%
                Federal Home Loan Bank System
   8,000,000       1.65%, 1/31/02
                   (amortized cost $7,989,000) ..............         7,989,000
--------------------------------------------------------------------------------
Total Investments (total cost $383,449,358) - 98.5% .........       383,890,288
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         5,754,929
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  389,645,217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
66 Contracts    U.S. Treasury - 10-year Note
                   expires March 2002, principal amount
                   $6,900,282, value $6,939,281
                   cumulative depreciation ..................    $      (38,999)
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2001

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
France                                               0.7%         $    2,812,031
Mexico                                               0.3%              1,037,500
United Kingdom                                         0%                  4,980
United States++                                     99.0%            380,035,777
--------------------------------------------------------------------------------
Total                                              100.0%         $  383,890,288

++Includes Short-Term Securities (94.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  53

Janus Aspen Money Market Portfolio

[PHOTO]
J. Eric Thorderson
portfolio manager

For the 12 months ended December 31, 2001, Janus Aspen Money Market Portfolio returned 4.22% for its Institutional Shares and 3.97% for its Service Shares. The seven-day current yield for the same period was 2.08% and 1.83%, respectively.(1)

The past year has been challenging for investors. The U.S. economy fell into recession for the first time in more than a decade, corporate earnings lagged, and the horrific September terrorist attacks deepened the climate of uncertainty and cast a shadow over industries from tourism to retailing. The Federal Reserve responded to these pressures by lowering interest rates eleven times, reducing the benchmark federal funds rate from 6.50% to 1.75%, its lowest level in more than forty years.

During this difficult period, money market funds enjoyed strong inflows, attesting to their appeal as a safe haven for investors worried about stock market turbulence. Nonetheless, income became a concern in this falling-interest-rate environment. Consequently, while we maintained careful attention to liquidity and credit quality, we also looked for opportunities to bolster the Portfolio's yield. For this reason, we focused our buying on the longer end of our maturity range for much of the year, locking in higher yields ahead of Fed easing. These efforts helped the Portfolio's yield compete favorably with returns on available alternatives.

Our strategy shifted at year-end, however, as a pickup in housing construction, improved factory orders and better-than-anticipated Christmas retail spending hinted that the economy might be gearing up for recovery. While the markets still expect one more Fed rate cut in 2002, the improved economic outlook suggests that rates could stabilize or even move higher over the coming year. Given this outlook, we have shortened our focus, targeting securities with four- to six-month maturities. This positioning gives us the flexibility to capture higher yields should interest rates begin to rise. At the same time, we have maintained our diversified investment strategy, holding roughly one-third of our assets in overnight securities, one-third in instruments maturing in seven days or less, and a third in certificates of deposit and commercial paper maturing in less than one year.

We have also remained vigilant to credit quality. While we are confident in our holdings overall, our concerns over a slowing economy led us to reduce our exposure to a few issues that we believed could be vulnerable to declining cash flows, eroding profit margins or potential credit problems. But these actions have been isolated occurrences, and have not significantly affected the Portfolio's yield.

Lower interest rates, and the prospect of more government spending, suggest that the economic climate could improve in 2002. Nonetheless, a higher unemployment rate, reduced business confidence, and the ongoing terrorist threat raise the risk that economic growth could remain sluggish. This uncertainty, therefore, could weigh on financial markets for some time to come. In such a climate, money markets provide investors with important liquidity and income stability. Conscious of our role in providing a haven from market volatility, we will continue to manage the Portfolio with discipline, balancing quality and flexibility with the potential for competitive yield.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return
For the Periods Ended December 31, 2001
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   4.22%
  5 Year                                                                   5.20%
  From Inception                                                           5.20%
  Seven-Day Current Yield                                                  2.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   3.97%
  5 Year                                                                   4.96%
  From Portfolio Inception                                                 4.98%
  Seven-Day Current Yield                                                  1.83%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) All returns reflect reinvested dividends.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

  54  Janus Aspen Series / December 31, 2001

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - 2.0%
$  2,000,000    Natexis Banque, New York
                   5.08%, 2/6/02 (cost $2,000,000) ..........    $    2,000,000
--------------------------------------------------------------------------------
Commercial Paper - 6.0%
   2,000,000    Check Point Charlie, Inc.
                   1.88%, 1/25/02+ ..........................         1,997,493
                Victory Receivables Corp.:
   1,000,000       2.05%, 1/11/02+ ..........................           999,431
   3,000,000       2.16%-2.25%, 1/15/02+ ....................         2,997,445
--------------------------------------------------------------------------------
Total Commercial Paper (cost $5,994,369) ....................         5,994,369
--------------------------------------------------------------------------------
Floating Rate Notes - 17.0%
   2,000,000    General Motors Acceptance Corp.
                   2.41%, 1/28/02 ...........................         1,999,948
   5,000,000    Idaho Power Corp.
                   2.4312%, 9/1/02 ss. ......................         5,004,910
   5,000,000    Sigma Finance, Inc.
                   1.8856%, 10/15/02+ .......................         4,999,607
                Textron Financial Corp.:
   1,800,000       2.6612%, 3/18/02 .........................         1,799,428
   3,200,000       2.5056%, 5/28/02 ss. .....................         3,203,224
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $17,007,117) ................        17,007,117
--------------------------------------------------------------------------------
Put Bonds - 2.8%
   2,805,000    Arapahoe Water and Sanitation District
                   Arapahoe County, Colorado
                   2.076%, 12/01/13 (cost $2,805,000) .......         2,805,000
--------------------------------------------------------------------------------
Repurchase Agreements - 18.9%
   6,000,000    ABN AMRO Bank N.V., 1.83%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $6,000,610
                   collateralized by $7,837,441
                   in U.S. Government Agencies,
                   2.88%-7.00%, 5/25/07-10/20/31
                   with a value of $6,120,005 ...............         6,000,000
  13,000,000    Deutsche Banc Alex. Brown, Inc., 1.925%
                   dated 12/31/01, maturing 1/2/02
                   to be repurchased at $13,001,390
                   collateralized by $12,797,116
                   in U.S. Treasury Notes/Bonds
                   0%-14.00%, 1/31/02-5/15/30
                   $5,836,460 in U.S. Government Agencies
                   0%-7.25%, 11/25/02-2/15/23, with
                   respective values of $6,932,374
                   and $6,327,626 ...........................        13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $19,000,000) ..............        19,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 10.0%
   2,000,000    Bank One Corp.
                   8.10%, 3/1/02 ............................         2,010,815
                Dorada Finance, Inc.:
   2,000,000       2.75%, 10/21/02+ .........................         2,000,000
   3,000,000       2.75%, 10/25/02+ .........................         3,000,000
   3,000,000    Ford Motor Credit Corp.
                   8.00%, 6/15/02 ...........................         3,053,596
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $10,064,411) .........        10,064,411
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 39.2%
   3,800,000    Advocare of South Carolina, Inc.
                   2.13%, 6/1/17 ............................         3,800,000
     400,000    Anaheim California Housing Authority
                   Multifamily Housing Revenue
                   (Cobblestone), 2.15%, 3/15/33 ............           400,000

Taxable Variable Rate Demand Notes - (continued)
$  1,695,000    Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 2.16%, 10/1/19 .................    $    1,695,000
     300,000    Asset Partners, Inc.
                   2.08%, 11/1/27 ...........................           300,000
   2,890,000    Breckenridge Terrace L.L.C.
                   1.9756%, 5/1/39 ..........................         2,890,000
     700,000    Bridgeton, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Gold Dust Project), Series B
                   2.46%, 3/1/21 ............................           700,000
   1,000,000    California Infrastructure and Economic
                   Development, (International Raisins
                   Project), Series B, 2.13%, 11/1/20 .......         1,000,000
                Colorado Housing and Finance Authority
                   Economic Development Revenue:
     355,000       (De La Cruz Project), Series B
                   2.16%, 10/1/05 ...........................           355,000
     380,000       (Pemracs, Ltd.), Series B
                   2.08%, 4/1/21 ............................           380,000
     800,000       (White Wave, Inc. Project), Series B
                   2.16%, 10/1/18 ...........................           800,000
   3,250,000    Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing L.L.C.)
                   Series A, 1.9756%, 7/1/35 ................         3,250,000
   1,000,000    Fox Valley Ice Arena L.L.C.
                   2.11%, 7/1/27 ............................         1,000,000
     475,000    Kentucky Economic Development
                   Financing Authority Hospital Facilities
                   Revenue, (Highlands Regional Project)
                   Series B, 2.15%, 8/1/03 ..................           475,000
   1,810,000    Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.39%, 12/22/24 .         1,810,000
   3,200,000    Mississippi Business Financial Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   2.13%, 6/1/24 ............................         3,200,000
   5,265,000    Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   2.01%, 9/1/14 ............................         5,265,000
   1,400,000    New York City, New York Industrial
                   Development Agency, (G.A.F. Seeling, Inc.
                   Project), 2.02%, 7/1/03 ..................         1,400,000
   1,750,000    Post Properties, Ltd., Series 2000
                   2.03%, 7/01/20 ...........................         1,750,000
   6,300,000    Stone-Lee Partners L.L.C.
                   2.13%, 6/1/21 ............................         6,300,000
   2,500,000    Washington, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Pauwels Project)
                   2.26%, 12/1/19 ...........................         2,500,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $39,270,000) .        39,270,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.0%
                Fannie Mae:
   2,000,000       2.39%, 1/10/02 ...........................         1,998,805
   2,000,000       4.655%, 2/22/02 ..........................         1,986,552
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $3,985,357) ............         3,985,357
--------------------------------------------------------------------------------
Total Investments (total cost $100,126,254) - 99.9% .........       100,126,254
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%           115,468
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $  100,241,722
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                    Janus Aspen Series / December 31, 2001  55

Statements of Assets and Liabilities

                                                          Janus Aspen     Janus Aspen   Janus Aspen
As of December 31, 2001                   Janus Aspen      Aggressive       Capital        Core       Janus Aspen
(all numbers in thousands except             Growth          Growth      Appreciation     Equity       Balanced
net asset value per share)                 Portfolio       Portfolio       Portfolio   Portfolio(1)    Portfolio
-------------------------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                     $  2,678,654    $  2,393,667    $1,341,568    $   12,889    $  3,575,639

  Investments at value:                   $  2,730,108    $  2,316,264    $1,269,826    $   13,486    $  3,614,826
    Cash                                         2,034           1,424         6,060            64           3,457
    Receivables:
      Investments sold                           6,542          12,357            --            21           3,674
      Portfolio shares sold                      2,644           3,641         5,053            34           3,741
      Dividends                                  1,047             284           297            13           1,590
      Interest                                       3               6             5             4          20,143
    Other assets                                    10               6             2            --               9
  Forward currency contracts                        16              --            --            --              --
-------------------------------------------------------------------------------------------------------------------
Total Assets                                 2,742,404       2,333,982     1,281,243        13,622       3,647,440
-------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                  --              --            --            --              --
    Investments purchased                          239          37,531            --            --          25,376
    Portfolio shares repurchased                12,618          20,743         5,778            --           2,018
    Advisory fees                                1,487           1,242           694             8           1,976
    Variation Margin                                --              --            --            --              --
  Accrued expenses                                  94              77           124             9              68
  Forward currency contracts                        --              --            --            --              --
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                               14,438          59,593         6,596            17          29,438
-------------------------------------------------------------------------------------------------------------------
Net Assets                                $  2,727,966    $  2,274,389    $1,274,647    $   13,605    $  3,618,002
-------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  2,490,954    $  2,104,733    $  776,553    $   12,634    $  3,425,664
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)             125,267          95,770        37,477           777         151,769
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      19.89    $      21.98    $    20.72    $    16.26    $      22.57
-------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    237,012    $    169,656    $  498,094    $      971    $    192,338
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)              11,993           7,809        24,217            60           8,252
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      19.76    $      21.73    $    20.57    $    16.15    $      22.31
-------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

See Notes to Financial Statements.

  56  Janus Aspen Series / December 31, 2001

                                         Janus Aspen     Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen
As of December 31, 2001                   Growth and      Strategic   International    Worldwide         Global
(all numbers in thousands except            Income          Value        Growth          Growth      Life Sciences
net asset value per share)                 Portfolio      Portfolio     Portfolio      Portfolio       Portfolio
-------------------------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                     $    180,673    $   19,878    $1,459,990    $  5,589,666    $     45,961

  Investments at value:                   $    178,818    $   20,491    $1,447,482    $  5,887,229    $     50,002
    Cash                                            45            92         6,355           1,420             118
    Receivables:
      Investments sold                              46            --         1,079          16,032             112
      Portfolio shares sold                        171           108         1,127           5,494              18
      Dividends                                    119             7         1,327           5,801              31
      Interest                                     188             9             6               8              --
    Other assets                                     1            --            10              34              --
  Forward currency contracts                        --            --         6,764          22,793              --
-------------------------------------------------------------------------------------------------------------------
Total Assets                                   179,388        20,707     1,464,150       5,938,811          50,281
-------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                  --            --            --              --              --
    Investments purchased                        1,205            --           447          18,045              53
    Portfolio shares repurchased                   234            15        50,977          38,164              46
    Advisory fees                                   97            15           777           3,208              27
    Variation Margin                                --            --            --              --              --
  Accrued expenses                                  39            12           163             274              21
  Forward currency contracts                        --            --            --              --               1
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                                1,575            42        52,364          59,691             148
-------------------------------------------------------------------------------------------------------------------
Net Assets                                $    177,813    $   20,665    $1,411,786    $  5,879,120    $     50,133
-------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $     92,659    $    5,060    $  869,983    $  5,707,728    $      5,972
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)               6,230           554        37,064         199,974             769
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      14.87    $     9.13    $    23.47    $      28.54    $       7.77
-------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $     85,154    $   15,605    $  541,803    $    171,392    $     44,161
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)               5,726         1,699        23,256           6,040           5,694
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      14.87    $     9.18    $    23.30    $      28.38    $       7.75
-------------------------------------------------------------------------------------------------------------------


                                          Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen
As of December 31, 2001                     Global        Global        Flexible          Money
(all numbers in thousands except          Technology       Value          Income          Market
net asset value per share)                 Portfolio     Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------------------------------

Assets:
  Investments at cost                      $  350,928    $    1,948    $    383,449    $    100,126

  Investments at value:                    $  292,204    $    2,020    $    383,890    $    100,126
    Cash                                        5,065            95             831              23
    Receivables:
      Investments sold                            752            --              --              --
      Portfolio shares sold                       586             1           1,298             346
      Dividends                                    45             1              --              --
      Interest                                     41            --           5,845             322
    Other assets                                    1            --               1               7
  Forward currency contracts                      390            10              --              --
----------------------------------------------------------------------------------------------------
Total Assets                                  299,084         2,127         391,865         100,824
----------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                 --             7              --              --
    Investments purchased                          25            --           1,329              --
    Portfolio shares repurchased                6,064            --             623             557
    Advisory fees                                 164             1             206              21
    Variation Margin                               --            --              40              --
  Accrued expenses                                 85            11              22               4
  Forward currency contracts                       --            --              --              --
----------------------------------------------------------------------------------------------------
Total Liabilities                               6,338            19           2,220             582
----------------------------------------------------------------------------------------------------
Net Assets                                 $  292,746    $    2,108    $    389,645    $    100,242
----------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares          $    5,643           N/A    $    387,509    $    100,231
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)              1,447           N/A          33,242         100,231
----------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                $     3.90           N/A    $      11.66    $       1.00
----------------------------------------------------------------------------------------------------
Net Assets - Service Shares                $  287,103    $    2,108    $      2,136    $         11
  Shares Outstanding, $0.001 Par Value
     (unlimited shares authorized)             70,434           201             178              11
----------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                $     4.08    $    10.49    $      11.98    $       1.00
----------------------------------------------------------------------------------------------------

                                    Janus Aspen Series / December 31, 2001  57

Statements of Operations


                                                                        Janus Aspen    Janus Aspen    Janus Aspen
For the fiscal year or period                            Janus Aspen     Aggressive      Capital         Core        Janus Aspen
ended December 31, 2001                                    Growth          Growth      Appreciation     Equity         Balanced
(all numbers in thousands)                                Portfolio      Portfolio      Portfolio     Portfolio(1)    Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Investment Income:
  Interest                                               $      6,473   $      8,694   $     11,540   $         81   $    101,183
  Dividends                                                    16,327          3,030         10,657            175         21,948
  Foreign tax withheld                                          (270)             --          (152)            (1)          (119)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        22,530         11,724         22,045            255        123,012
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                19,965         17,258          8,902             95         22,559
  Transfer agent expenses                                           6              4              5              3             --
  Registration fees                                                90            223             22              4             48
  System fees                                                      15             18             17             14             25
  Custodian fees                                                  209            146             73             31            204
  Insurance expense                                                 7             11              7             --             42
  Audit fees                                                       17             20              6             12              9
  Distribution fees - Service Shares                              400            367          1,285              2            272
  Other expenses                                                   31             24             15              5             22
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 20,740         18,071         10,332            166         23,181
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (56)           (52)           (25)            (1)           (79)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   20,684         18,019         10,307            165         23,102
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               20,684         18,019         10,307            165         23,102
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,846        (6,295)         11,738             90         99,910
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
  Net realized gain/(loss) from securities transactions     (869,692)    (1,447,067)      (306,784)        (1,602)      (171,896)
  Net realized gain/(loss)
     from foreign currency translations                         5,208             --             --             --        (1,472)
  Net realized gain/(loss) from futures contracts                  --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations         (57,057)       (12,668)       (68,416)          (495)       (94,659)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (921,541)    (1,459,735)      (375,200)        (2,097)      (268,027)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $  (919,695)   $(1,466,030)   $  (363,462)   $    (2,007)   $  (168,117)
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

See Notes to Financial Statements.

58  Janus Aspen Series / December 31, 2001

                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen   Janus Aspen
For the fiscal year or period                            Growth and      Strategic    International    Worldwide       Global
ended December 31, 2001                                    Income          Value         Growth         Growth     Life Sciences
(all numbers in thousands)                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Investment Income:
  Interest                                               $      1,857   $        123   $      9,449   $     32,807   $        127
  Dividends                                                     1,514            106         16,699         68,230            160
  Foreign tax withheld                                           (14)            (2)        (1,554)        (5,501)            (4)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         3,357            227         24,594         95,536            283
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 1,163             88          9,648         42,292            291
  Transfer agent expenses                                           3              3              5             --              3
  Registration fees                                                 1             38             66            306              3
  System fees                                                      13             12             18             23             13
  Custodian fees                                                   47             27            847          2,125             40
  Insurance expense                                                 2             --              3              2             --
  Audit fees                                                       15             10             13             24              9
  Distribution fees - Service Shares                              184             20          1,305            298             95
  Other expenses                                                    5              4             10             36              6
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  1,433            202         11,915         45,106            460
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                           (2)            (1)           (27)           (79)            (1)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    1,431            201         11,888         45,027            459
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --           (12)             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                1,431            189         11,888         45,027            459
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,926             38         12,706         50,509          (176)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions      (28,734)        (1,887)      (393,702)    (1,329,490)        (9,998)
  Net realized gain/(loss) from
     foreign currency translations                                (1)            (1)         20,513         78,544              4
  Net realized gain/(loss) from futures contracts                  --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations            (312)            545       (34,409)      (566,073)            379
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations              (29,047)        (1,343)      (407,598)    (1,817,019)        (9,615)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $   (27,121)   $    (1,305)   $  (394,892)   $(1,766,510)   $    (9,791)
----------------------------------------------------------------------------------------------------------------------------------

                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
For the fiscal year or period                               Global         Global       Flexible         Money
ended December 31, 2001                                   Technology       Value         Income          Market
(all numbers in thousands)                                Portfolio     Portfolio(2)    Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------

Investment Income:
  Interest                                               $      3,085   $         12   $     20,703   $      4,249
  Dividends                                                     1,299             10            137             --
  Foreign tax withheld                                           (89)            (1)             --             --
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         4,295             21         20,840          4,249
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 2,057              8          2,042            241
  Transfer agent expenses                                           3              1              3              3
  Registration fees                                                 9              2             15             53
  System fees                                                      15              8             13             13
  Custodian fees                                                  100             12             48              4
  Insurance expense                                                 2             --             --             --
  Audit fees                                                       14             10             11             11
  Distribution fees - Service Shares                              768              3              4             --
  Other expenses                                                    6              3              8              6
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  2,974             47          2,144            331
-------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (14)             --           (10)             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    2,960             47          2,134            331
-------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                       --           (27)             --             --
-------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                2,960             20          2,134            331
-------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    1,335              1         18,706          3,918
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (258,136)             17          3,917              3
  Net realized gain/(loss) from
    foreign currency translations                               2,930             --           (33)             --
  Net realized gain/(loss) from futures contracts                  --             --            957             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations           92,879             82        (1,575)             --
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments
  and foreign currency translations                         (162,327)             99          3,266              3
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                              $  (160,992)   $        100   $     21,972   $      3,921
-------------------------------------------------------------------------------------------------------------------

(2) Period May 1, 2001 (inception) to December 31, 2001.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  59

Statements of Changes in Net Assets

                                                                           Janus Aspen                     Janus Aspen
                                                                              Growth                    Aggressive Growth
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      1,846    $      6,890    $    (6,295)    $   (19,861)
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 (864,484)         109,117     (1,447,067)       (360,356)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (57,057)       (795,678)        (12,668)     (1,460,660)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                     (919,695)       (679,671)     (1,466,030)     (1,840,877)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (1,848)         (7,413)              --              --
  Net realized gain from investment transactions*                       (6,012)       (317,739)              --       (394,180)
  Tax Return of Capital*                                                   (80)              --              --       (151,092)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (7,940)       (325,152)              --       (545,272)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                477,755       1,526,722         648,763       2,673,828
    Retirement Shares                                                        --         153,079              --         314,482
    Service Shares                                                      192,816         125,070         212,264         177,923
  Reinvested dividends and distributions
    Institutional Shares                                                  7,645         309,764              --         512,417
    Retirement Shares                                                        --          14,214              --          29,624
    Service Shares                                                          295           1,174              --           3,231
  Shares repurchased
    Institutional Shares                                              (634,488)       (312,403)       (634,877)       (793,084)
    Retirement Shares                                                        --        (19,033)              --        (38,550)
    Service Shares                                                     (22,885)         (4,460)        (97,634)        (10,882)
  Shares transferred - Retirement Shares(4)                                 N/A       (156,824)             N/A       (238,484)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  21,138       1,637,303         128,516       2,630,505
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (906,497)         632,480     (1,337,514)         244,356
Net Assets:
  Beginning of period                                                 3,634,463       3,001,983       3,611,903       3,367,547
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  2,727,966    $  3,634,463    $  2,274,389    $  3,611,903
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  3,599,918    $  3,578,860    $  4,169,844    $  4,047,623
  Undistributed net investment income/(loss)*                               (1)              --              --              --
  Undistributed net realized gain/(loss) from investments*            (923,415)        (52,918)     (1,818,052)       (370,985)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    51,464         108,521        (77,403)        (64,735)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  2,727,966    $  3,634,463    $  2,274,389    $  3,611,903
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            21,018          45,926          24,285          45,557
  Reinvested dividends and distributions                                    332           9,910              --           9,599
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    21,350          55,836          24,285          55,156
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (29,402)         (9,974)        (24,548)        (14,731)
Net Increase/(Decrease) in Portfolio Shares                             (8,052)          45,862           (263)          40,425
Shares Outstanding, Beginning of Period                                 133,319          87,457          96,033          55,608
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       125,267         133,319          95,770          96,033
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       4,483,356             N/A       5,216,842
  Reinvested dividends and distributions                                    N/A         455,506             N/A         566,408
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       4,938,862             N/A       5,783,250
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (560,239)             N/A       (640,402)
  Shares Transferred(4)                                                     N/A     (6,143,154)             N/A     (5,956,431)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,764,531)             N/A       (813,583)
Shares Outstanding Beginning of Period                                      N/A       1,764,531             N/A         813,583
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         9,086,376       4,084,302       8,375,264       3,691,277
  Reinvested dividends and distributions                                 12,711          37,963              --          61,521
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 9,099,087            4,12       8,375,264       3,752,798
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (1,076,388)       (152,075)     (4,072,756)       (246,622)
Net Increase/(Decrease) in Portfolio Shares                           8,022,699       3,970,190       4,302,508       3,506,176
Shares Outstanding, Beginning of Period                               3,970,190              --       3,506,176              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    11,992,889       3,970,190       7,808,684       3,506,176
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  1,557,267    $  3,172,066    $  2,579,311    $  5,700,982
  Proceeds from sales of securities                                   1,395,245       1,649,395       2,453,335       3,542,378
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S.
    government obligations                                                   --              --              --              --

*See Note 3 in Notes to Financial Statements.

(3) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(4) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

  60  Janus Aspen Series / December 31, 2001

                                                                           Janus Aspen                     Janus Aspen
                                                                       Capital Appreciation                Core Equity
For the fiscal year or period ended December 31                             Portfolio                      Portfolio(1)
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     11,738    $     20,402    $         90    $         60
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 (306,784)       (170,331)         (1,602)           2,545
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (68,416)       (193,493)           (495)         (4,166)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (363,462)       (343,422)         (2,007)         (1,561)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (15,054)        (16,551)            (97)            (53)
  Net realized gain from investment transactions*                            --           (586)           (504)         (4,560)
  Tax Return of Capital*                                                     --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (15,054)        (17,137)           (601)         (4,613)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                199,630         704,138           1,725           3,979
    Retirement Shares                                                        --         108,656              --           1,097
    Service Shares                                                      335,804         730,222             941             325
  Reinvested dividends and distributions
    Institutional Shares                                                 10,470          13,032             578           4,254
    Retirement Shares                                                        --             427              --             346
    Service Shares                                                        4,529           3,677              23              13
  Shares repurchased
    Institutional Shares                                              (204,933)        (99,620)         (2,863)         (5,906)
    Retirement Shares                                                        --         (6,785)             --            (169)
    Service Shares                                                    (230,798)        (95,235)           (209)             (1)
  Shares transferred - Retirement Shares(4)                                 N/A       (109,632)            N/A          (1,185)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 114,702       1,248,880             195           2,753
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (263,814)         888,321         (2,413)         (3,421)
Net Assets:
  Beginning of period                                                 1,538,461         650,140          16,018          19,439
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,274,647    $  1,538,461    $     13,605    $     16,018
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,823,486    $  1,708,784    $     14,840    $     14,645
  Undistributed net investment income/(loss)*                               891           4,207               6              12
  Undistributed net realized gain/(loss) from investments*            (477,989)       (171,205)         (1,838)             269
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                      (71,741)         (3,325)             597           1,092
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  1,274,647    $  1,538,461    $     13,605    $     16,018
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             8,561          21,576              97             158
  Reinvested dividends and distributions                                    475             444              33             197
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                     9,036          22,020             130             355
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (9,284)         (3,189)           (172)           (231)
Net Increase/(Decrease) in Portfolio Shares                               (248)          18,831            (42)             124
Shares Outstanding, Beginning of Period                                  37,725          18,894             819             695
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        37,477          37,725             777             819
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       3,261,564             N/A          41,644
  Reinvested dividends and distributions                                    N/A          13,809             N/A          16,227
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       3,275,373             N/A          57,871
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (207,295)             N/A         (6,487)
  Shares Transferred(4)                                                     N/A     (3,781,123)             N/A        (68,523)
Net Increase/(Decrease) in Portfolio Shares                                 N/A       (713,045)             N/A        (17,139)
Shares Outstanding Beginning of Period                                      N/A         713,045             N/A          17,139
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                        14,634,510      22,946,051          55,115          15,491
  Reinvested dividends and distributions                                204,508         130,292           1,358             638
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                14,839,018      23,076,343          56,473          16,129
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (10,512,406)     (3,185,919)        (12,431)            (49)
Net Increase/(Decrease) in Portfolio Shares                           4,326,612      19,890,424          44,042          16,080
Shares Outstanding, Beginning of Period                              19,890,424              --          16,080              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    24,217,036      19,890,424          60,122          16,080
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  1,239,236    $  1,168,304    $     15,571    $     15,229
  Proceeds from sales of securities                                     737,427         359,775          14,391          17,346
  Purchases of long-term U.S. government obligations                         --              --             569              --
  Proceeds from sales of long-term U.S. government obligations               --              --             455              --

                                                                           Janus Aspen                     Janus Aspen
                                                                             Balanced                   Growth and Income
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     99,910    $     97,282    $      1,926    $      1,504
  Net realized gain/(loss) from investment transactions and
   foreign currency translations                                      (173,368)          57,873        (28,735)         (4,264)
  Change in unrealized net appreciation/(depreciation) of
    investments and foreign currency translations                      (94,659)       (246,109)           (312)        (25,126)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (168,117)        (90,954)        (27,121)        (27,886)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (92,483)        (86,344)         (2,121)         (1,255)
  Net realized gain from investment transactions*                            --       (273,384)              --         (2,330)
  Tax Return of Capital*                                                     --         (2,274)              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (92,483)       (362,002)         (2,121)         (3,585)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                492,436       1,067,111           6,926          74,754
    Retirement Shares                                                        --         110,773              --          15,655
    Service Shares                                                      160,527          49,977          56,233          59,784
  Reinvested dividends and distributions
    Institutional Shares                                                 89,993         348,553           1,432           3,199
    Retirement Shares                                                        --          12,399              --             237
    Service Shares                                                        2,490           1,050             689             148
  Shares repurchased
    Institutional Shares                                              (253,880)        (88,638)        (21,655)        (14,889)
    Retirement Shares                                                        --        (22,210)              --         (1,929)
    Service Shares                                                     (13,979)           (483)        (14,594)         (1,032)
  Shares transferred - Retirement Shares(4)                                 N/A       (131,238)             N/A        (17,894)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 477,587       1,347,294          29,031         118,033
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   216,987         894,338           (211)          86,352
Net Assets:
  Beginning of period                                                 3,401,015       2,506,677         178,024          91,462
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  3,618,002    $  3,401,015    $    177,813    $    178,024
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  3,765,933    $  3,288,346    $    212,637    $    183,607
  Undistributed net investment income/(loss)*                             5,542           (682)              84             279
  Undistributed net realized gain/(loss) from investments*            (192,660)        (20,495)        (33,052)         (4,318)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                        39,187         133,846         (1,856)         (1,544)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  3,618,002    $  3,401,015    $    177,813    $    178,024
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            21,063          39,707             438           3,626
  Reinvested dividends and distributions                                  3,937          13,688              92             167
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    25,000          53,395             530           3,793
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (11,132)         (3,374)         (1,411)           (749)
Net Increase/(Decrease) in Portfolio Shares                              13,868          50,021           (881)           3,044
Shares Outstanding, Beginning of Period                                 137,901          87,880           7,111           4,067
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       151,769         137,901           6,230           7,111
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A       3,982,927             N/A         670,648
  Reinvested dividends and distributions                                    N/A         482,655             N/A          12,309
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       4,465,582             N/A         682,957
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (800,179)             N/A        (92,538)
  Shares Transferred(4)                                                     N/A     (5,577,102)             N/A       (928,105)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,911,699)             N/A       (337,686)
Shares Outstanding Beginning of Period                                      N/A       1,911,699             N/A         337,686
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         6,795,702       1,928,848       3,516,345       3,170,558
  Reinvested dividends and distributions                                106,048          40,850          44,389           8,192
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 6,901,750       1,969,698       3,560,734       3,178,750
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (600,570)        (18,454)       (958,747)        (54,597)
Net Increase/(Decrease) in Portfolio Shares                           6,301,180       1,951,244       2,601,987       3,124,153
Shares Outstanding, Beginning of Period                               1,951,244              --       3,124,153              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     8,252,424       1,951,244       5,726,140       3,124,153
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $  2,808,283    $  2,101,369    $    115,281    $    156,034
  Proceeds from sales of securities                                   2,117,439       1,801,062          77,413          43,629
  Purchases of long-term U.S. government obligations                  1,209,543         553,009           5,900           5,674
  Proceeds from sales of long-term U.S. government obligations        1,353,291         188,675           4,006              --

                                                                           Janus Aspen
                                                                         Strategic Value
For the fiscal year or period ended December 31                             Portfolio
(all numbers in thousands)                                             2001          2000(2)
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $         38    $         23
  Net realized gain/(loss) from investment transactions and
    foreign currency translations                                       (1,888)           (163)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        545              68
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (1,305)            (72)
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (46)            (14)
  Net realized gain from investment transactions*                            --              --
  Tax Return of Capital*                                                    (3)              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (49)            (14)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  5,015           5,740
    Retirement Shares                                                        --              --
    Service Shares                                                       17,863           1,688
  Reinvested dividends and distributions
    Institutional Shares                                                     30              14
    Retirement Shares                                                        --              --
    Service Shares                                                           19              --
  Shares repurchased
    Institutional Shares                                                (3,819)         (1,129)
    Retirement Shares                                                        --             N/A
    Service Shares                                                      (3,177)           (139)
  Shares transferred - Retirement Shares(4)                                 N/A             N/A
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  15,931           6,174
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    14,577           6,088
Net Assets:
  Beginning of period                                                     6,088              --
-----------------------------------------------------------------------------------------------
  End of period                                                    $     20,665    $      6,088
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $     22,103    $      6,174
  Undistributed net investment income/(loss)*                                --               9
  Undistributed net realized gain/(loss) from investments*              (2,051)           (163)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                           613              68
-----------------------------------------------------------------------------------------------
Total Net Assets                                                   $     20,665    $      6,088
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               501             566
  Reinvested dividends and distributions                                      3               1
-----------------------------------------------------------------------------------------------
Total                                                                       504             567
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (405)           (112)
Net Increase/(Decrease) in Portfolio Shares                                  99             455
Shares Outstanding, Beginning of Period                                     455              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           554             455
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(3)
  Shares sold                                                               N/A             N/A
  Reinvested dividends and distributions                                    N/A             N/A
-----------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A
  Shares Transferred(4)                                                     N/A             N/A
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A
Shares Outstanding Beginning of Period                                      N/A             N/A
-----------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                                         1,884,765         167,095
  Reinvested dividends and distributions                                  1,936              --
-----------------------------------------------------------------------------------------------
Total                                                                 1,886,701         167,095
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (340,528)        (13,867)
Net Increase/(Decrease) in Portfolio Shares                           1,546,173         153,228
Shares Outstanding, Beginning of Period                                 153,228              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     1,699,401         153,228
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $     20,081    $      5,885
  Proceeds from sales of securities                                       8,816           1,019
  Purchases of long-term U.S. government obligations                         --              --
  Proceeds from sales of long-term U.S. government obligations               --              --

*See Note 3 in Notes to Financial Statements.

(1) Formerly, Janus Aspen Equity Income Portfolio.
(2) Period May 1, 2000 (inception) to December 31, 2000.
(3) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(4) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  61

                                                                           Janus Aspen                     Janus Aspen
                                                                       International Growth              Worldwide Growth
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     12,706    $     28,280    $     50,509    $     43,042
  Net realized gain/(loss) from investment transactions and
    foreign currency translations                                     (373,189)        (37,614)     (1,250,946)         397,593
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (34,409)       (360,777)       (566,073)     (2,071,034)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (394,892)       (370,111)     (1,766,510)     (1,630,399)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (12,432)        (26,360)        (30,871)        (36,497)
  Net realized gain from investment transactions*                            --        (39,214)              --       (676,385)
  Tax Return of Capital*                                                (1,196)        (14,933)              --        (26,807)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (13,628)        (80,507)        (30,871)       (739,689)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                              1,334,758       1,816,630       1,868,238       4,145,802
    Retirement Shares                                                        --          41,309              --         329,517
    Service Shares                                                    2,075,701       1,113,808         557,231         112,404
  Reinvested dividends and distributions
    Institutional Shares                                                  9,883          62,975          30,505         706,606
    Retirement Shares                                                        --           2,046              --          31,514
    Service Shares                                                        3,745          15,485             365           1,569
  Shares repurchased
    Institutional Shares                                            (1,356,535)     (1,209,895)     (2,122,925)     (1,432,236)
    Retirement Shares                                                        --         (8,874)              --        (82,053)
    Service Shares                                                  (1,903,124)       (513,233)       (432,833)        (31,149)
  Shares transferred - Retirement Shares(3)                                 N/A        (41,133)             N/A       (307,138)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 164,428       1,279,118        (99,419)       3,474,836
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (244,092)         828,500     (1,896,800)       1,104,748
Net Assets:
  Beginning of period                                                 1,655,878         827,378       7,775,920       6,671,172
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $  1,411,786    $  1,655,878    $  5,879,120    $  7,775,920
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,873,647    $  1,710,415    $  6,956,675    $  7,056,094
  Undistributed net investment income/(loss)*                              (64)             (8)           3,403        (15,370)
  Undistributed net realized gain/(loss) from investments*            (456,059)        (83,200)     (1,401,289)       (151,208)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   (5,738)          28,671         320,331         886,404
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  1,411,786    $  1,655,878    $  5,879,120    $  7,775,920
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            52,830          47,151          59,161          88,021
  Reinvested dividends and distributions                                    399           1,737           1,020          16,092
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                    53,229          48,888          60,181         104,113
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (53,661)        (32,347)        (68,537)        (31,832)
Net Increase/(Decrease) in Portfolio Shares                               (432)          16,541         (8,356)          72,281
Shares Outstanding, Beginning of Period                                  37,496          20,955         208,330         136,049
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        37,064          37,496         199,974         208,330
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A       1,025,887             N/A       6,652,190
  Reinvested dividends and distributions                                    N/A          56,175             N/A         719,863
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A       1,082,062             N/A       7,372,053
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A       (220,009)             N/A     (1,662,497)
  Shares Transferred(3)                                                     N/A     (1,302,596)             N/A     (9,376,215)
Net Increase/(Decrease) in Portfolio Shares                                 N/A       (440,543)             N/A     (3,666,659)
Shares Outstanding Beginning of Period                                      N/A         440,543             N/A       3,666,659
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --             N/A              --
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                        85,065,105      30,462,735      18,926,181       2,699,741
  Reinvested dividends and distributions                                150,227         432,775          12,032          36,074
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                85,215,332      30,895,510      18,938,213       2,735,815
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                               (78,187,459)    (14,667,488)    (14,849,982)       (784,128)
Net Increase/(Decrease) in Portfolio Shares                           7,027,873      16,228,022       4,088,231       1,951,687
Shares Outstanding, Beginning of Period                              16,228,022              --       1,951,687              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    23,255,895      16,228,022       6,039,918       1,951,687
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                          $  1,185,481    $  1,843,575    $  5,712,901    $  7,160,440
  Proceeds from sales of securities                                     808,446         795,283       4,697,653       4,766,416
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --              --

*See Note 3 in Notes to Financial Statements.

(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

  62  Janus Aspen Series / December 31, 2001

                                                                           Janus Aspen                     Janus Aspen
                                                                       Global Life Sciences             Global Technology
For the fiscal year or period ended December 31                             Portfolio                       Portfolio
(all numbers in thousands)                                             2001           2000(1)          2001           2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      (176)    $         26    $      1,335    $      3,787
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                   (9,994)         (1,278)       (255,206)        (55,384)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        379           3,661          92,879       (151,214)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (9,791)           2,409       (160,992)       (202,811)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (3)            (22)         (2,265)         (2,861)
  Net realized gain from investment transactions*                            --              --              --              --
  Tax Return of Capital*                                                    (6)              --            (23)              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (9)            (22)         (2,288)         (2,861)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  3,221          20,738           6,263          84,777
    Retirement Shares                                                        --              --              --              --
    Service Shares                                                       32,095          58,670         339,553         619,734
  Reinvested dividends and distributions
    Institutional Shares                                                      9              22             295             583
    Retirement Shares                                                        --              --              --              --
    Service Shares                                                           --              --           1,993           2,278
  Shares repurchased
    Institutional Shares                                                (6,406)        (10,083)        (34,417)        (24,882)
    Retirement Shares                                                        --             N/A              --             N/A
    Service Shares                                                     (27,975)        (12,745)       (267,155)        (67,324)
  Shares transferred - Retirement Shares(3)                                 N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     944          56,602          46,532         615,166
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (8,856)          58,989       (116,748)         409,494
Net Assets:
  Beginning of period                                                    58,989              --         409,494              --
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     50,133    $     58,989    $    292,746    $    409,494
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $     57,364    $     56,602    $    661,675    $    615,166
  Undistributed net investment income/(loss)*                                --               3            (45)             901
  Undistributed net realized gain/(loss) from investments*             (11,271)         (1,277)       (310,549)        (55,359)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                         4,040           3,661        (58,335)       (151,214)
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $     50,133    $     58,989    $    292,746    $    409,494
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               428           2,379           1,276           8,264
  Reinvested dividends and distributions                                      1               2              66              87
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       429           2,381           1,342           8,351
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (840)         (1,201)         (5,277)         (2,969)
Net Increase/(Decrease) in Portfolio Shares                               (411)           1,180         (3,935)           5,382
Shares Outstanding, Beginning of Period                                   1,180              --           5,382              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           769           1,180           1,447           5,382
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A             N/A             N/A             N/A
  Reinvested dividends and distributions                                    N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A             N/A             N/A
  Shares Transferred(3)                                                     N/A             N/A             N/A             N/A
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A             N/A             N/A
Shares Outstanding Beginning of Period                                      N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                         4,176,893       6,575,673      72,489,148      64,808,588
  Reinvested dividends and distributions                                     --              --         421,245         338,970
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                 4,176,893       6,575,673      72,910,393      65,147,558
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (3,639,459)     (1,418,542)    (59,678,381)     (7,945,780)
Net Increase/(Decrease) in Portfolio Shares                             537,434       5,157,131      13,232,012      57,201,778
Shares Outstanding, Beginning of Period                               5,157,131              --      57,201,778              --
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     5,694,565       5,157,131      70,433,790      57,201,778
-------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
   short-term securities)
  Purchases of securities                                          $     52,563    $     77,188    $    273,734    $    659,258
  Proceeds from sales of securities                                      46,616          27,888         233,432          90,293
  Purchases of long-term U.S. government obligations                         --              --              --              --
  Proceeds from sales of long-term U.S. government obligations               --              --              --              --

                                                                   Janus Aspen             Janus Aspen
                                                                   Global Value          Flexible Income
For the fiscal year or period ended December 31                     Portfolio               Portfolio
(all numbers in thousands)                                            2001(4)          2001            2000
---------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $          1    $     18,706    $     14,527
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                        17           4,841         (5,880)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                         82         (1,575)           4,718
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                           100          21,972          13,365
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (1)        (19,405)        (12,163)
  Net realized gain from investment transactions*                            --              --              --
  Tax Return of Capital*                                                     --              --              --
---------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (1)        (19,405)        (12,163)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                     --      188,617(5)          87,737
    Retirement Shares                                                        --              --             324
    Service Shares                                                        2,008           1,869             585
  Reinvested dividends and distributions
    Institutional Shares                                                     --          19,327          12,124
    Retirement Shares                                                        --              --              32
    Service Shares                                                            1              78               7
  Shares repurchased
    Institutional Shares                                                     --        (65,394)        (45,339)
    Retirement Shares                                                        --              --           (368)
    Service Shares                                                           --           (388)            (36)
  Shares transferred - Retirement Shares(3)                                 N/A             N/A           (822)
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   2,009         144,109          54,244
---------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     2,108         146,676          55,446
Net Assets:
  Beginning of period                                                        --         242,969         187,523
---------------------------------------------------------------------------------------------------------------
  End of period                                                    $      2,108    $    389,645    $    242,969
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $      2,009    $    391,609    $    247,500
  Undistributed net investment income/(loss)*                                --           1,306           2,037
  Undistributed net realized gain/(loss) from investments*                   17         (3,672)         (8,545)
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                            82             402           1,977
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                   $      2,108    $    389,645    $    242,969
---------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                --       15,929(5)           7,707
  Reinvested dividends and distributions                                     --           1,673           1,074
---------------------------------------------------------------------------------------------------------------
Total                                                                        --          17,602           8,781
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --         (5,519)         (3,979)
Net Increase/(Decrease) in Portfolio Shares                                  --          12,083           4,802
Shares Outstanding, Beginning of Period                                      --          21,159          16,357
---------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                            --          33,242          21,159
---------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A             N/A          27,606
  Reinvested dividends and distributions                                    N/A             N/A           2,716
---------------------------------------------------------------------------------------------------------------
Total                                                                       N/A             N/A          30,322
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A             N/A        (31,218)
  Shares Transferred(3)                                                     N/A             N/A        (70,947)
Net Increase/(Decrease) in Portfolio Shares                                 N/A             N/A        (71,843)
Shares Outstanding Beginning of Period                                      N/A             N/A          71,843
---------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A             N/A              --
---------------------------------------------------------------------------------------------------------------
 Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                           200,754         154,988          51,366
  Reinvested dividends and distributions                                    135           6,561             628
---------------------------------------------------------------------------------------------------------------
Total                                                                   200,889         161,549          51,994
---------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --        (32,039)         (3,110)
Net Increase/(Decrease) in Portfolio Shares                             200,889         129,510          48,884
Shares Outstanding, Beginning of Period                                      --          48,884              --
---------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       200,889         178,394          48,884
---------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                          $      2,148    $    515,116    $    244,605
  Proceeds from sales of securities                                         216         421,975         243,465
  Purchases of long-term U.S. government obligations                         --         541,730         173,377
  Proceeds from sales of long-term U.S. government obligations               --         505,846         118,903

                                                                           Janus Aspen
                                                                           Money Market
For the fiscal year or period ended December 31                             Portfolio
(all numbers in thousands)                                             2001            2000
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      3,918    $      4,120
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                         3             (4)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                         --              --
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                         3,921           4,116
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (3,918)         (4,116)
  Net realized gain from investment transactions*                           (3)
  Tax Return of Capital*                                                     --              --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (3,921)         (4,116)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                307,440         249,108
    Retirement Shares                                                        --          22,027
    Service Shares                                                           --              10
  Reinvested dividends and distributions
    Institutional Shares                                                  3,920           3,962
    Retirement Shares                                                        --             119
    Service Shares                                                            1               1
  Shares repurchased
    Institutional Shares                                              (281,937)       (251,528)
    Retirement Shares                                                        --        (16,648)
    Service Shares                                                           --              --
  Shares transferred - Retirement Shares(3)                                 N/A         (6,652)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  29,424             399
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    29,424             399
Net Assets:
  Beginning of period                                                    70,818          70,419
-----------------------------------------------------------------------------------------------
  End of period                                                    $    100,242    $     70,818
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $    100,242    $     70,818
  Undistributed net investment income/(loss)*                                --              --
  Undistributed net realized gain/(loss) from investments*                   --              --
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                            --              --
-----------------------------------------------------------------------------------------------
Total Net Assets                                                   $    100,242    $     70,818
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           307,440         249,108
  Reinvested dividends and distributions                                  3,920           3,962
-----------------------------------------------------------------------------------------------
Total                                                                   311,360         253,070
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (281,937)       (251,528)
Net Increase/(Decrease) in Portfolio Shares                              29,423           1,542
Shares Outstanding, Beginning of Period                                  70,808          69,266
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       100,231          70,808
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               N/A      22,027,481
  Reinvested dividends and distributions                                    N/A         119,031
-----------------------------------------------------------------------------------------------
Total                                                                       N/A      22,146,512
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                        N/A    (16,647,641)
  Shares Transferred(3)                                                     N/A     (6,651,902)
Net Increase/(Decrease) in Portfolio Shares                                 N/A     (1,153,031)
Shares Outstanding Beginning of Period                                      N/A       1,153,031
-----------------------------------------------------------------------------------------------
Shares Outstanding End of Period                                            N/A              --
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                --          10,001
  Reinvested dividends and distributions                                    422             600
-----------------------------------------------------------------------------------------------
Total                                                                       422          10,601
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                                         --             (1)
Net Increase/(Decrease) in Portfolio Shares                                 422          10,600
Shares Outstanding, Beginning of Period                                  10,600              --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        11,022          10,600
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities: (excluding
  short-term securities)
  Purchases of securities                                                    --              --
  Proceeds from sales of securities                                          --              --
  Purchases of long-term U.S. government obligations                         --              --
  Proceeds from sales of long-term U.S. government obligations               --              --

*See Note 3 in Notes to Financial Statements.

(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) Transactions in Portfolio Shares - Retirement and Service Shares numbers are not in thousands.
(3) A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.
(4) Period May 1, 2001 (inception) to December 31, 2001.
(5) See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  63

Financial Highlights - Institutional Shares

For a share outstanding during                                              Janus Aspen Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    26.48     $    33.65     $    23.54     $    18.48     $    15.51
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .02            .05            .07            .05            .15
  Net gain/(loss) on securities
    (both realized and unrealized)                         (6.56)         (4.59)          10.24           6.36           3.34
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (6.54)         (4.54)          10.31           6.41           3.49
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.01)          (.06)          (.06)          (.05)          (.15)
  Distributions (from capital gains)*                       (.04)         (2.57)          (.14)         (1.30)          (.37)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.05)         (2.63)          (.20)         (1.35)          (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    19.89     $    26.48     $    33.65     $    23.54     $    18.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (24.73)%       (14.55)%         43.98%         35.66%         22.75%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $2,490,954     $3,529,807     $2,942,649     $1,103,549     $  608,281
Average Net Assets for the Period (in thousands)       $2,911,331     $3,734,449     $1,775,373     $  789,454     $  477,914
Ratio of Gross Expenses to Average Net Assets(1)            0.66%          0.67%          0.67%          0.68%          0.70%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.67%          0.67%          0.68%          0.69%
Ratio of Net Investment Income to Average Net Assets        0.07%          0.19%          0.30%          0.26%          0.91%
Portfolio Turnover Rate                                       48%            47%            53%            73%           122%

For a share outstanding during                                        Janus Aspen Aggressive Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    36.30     $    59.70     $    27.64     $    20.55     $    18.24
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --            .01             --             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)                        (14.32)        (17.08)          33.46           7.09           2.31
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (14.32)        (17.07)          33.46           7.09           2.31
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      --             --             --             --             --
  Distributions (from capital gains)*                          --         (4.58)         (1.40)            --              --
  Tax return of capital*                                       --         (1.75)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --         (6.33)         (1.40)            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    21.98     $    36.30     $    59.70     $    27.64     $    20.55
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (39.45)%       (31.82)%        125.40%         34.26%         12.66%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $2,104,733     $3,485,768     $3,319,619     $  772,943     $  508,198
Average Net Assets for the Period (in thousands)       $2,508,186     $4,409,584     $1,476,445     $  576,444     $  418,464
Ratio of Gross Expenses to Average Net Assets(1)            0.67%          0.66%          0.70%          0.75%          0.76%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.66%          0.69%          0.75%          0.76%
Ratio of Net Investment Income to Average Net Assets      (0.22)%        (0.42)%        (0.50)%        (0.36)%        (0.10)%
Portfolio Turnover Rate                                       99%            82%           105%           132%           130%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

  64  Janus Aspen Series / December 31, 2001

For a share outstanding during                                       Janus Aspen Capital Appreciation Portfolio
the fiscal year or period ended December 31               2001           2000           1999           1998         1997(1)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    26.79     $    33.17     $    19.94     $    12.62     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .22            .43            .12            .01            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                         (6.01)         (6.43)          13.22           7.32           2.61
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (5.79)         (6.00)          13.34           7.33           2.66
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.28)          (.37)          (.11)          (.01)          (.04)
  Distributions (from capital gains)*                          --          (.01)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.28)          (.38)          (.11)          (.01)          (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    20.72     $    26.79     $    33.17     $    19.94     $    12.62
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                           (21.67)%       (18.18)%         67.00%         58.11%         26.60%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  776,553     $1,010,497     $  626,611     $   74,187     $    6,833
Average Net Assets for the Period (in thousands)       $  855,499     $  954,279     $  257,422     $   25,964     $    2,632
Ratio of Gross Expenses to Average Net Assets***(2)         0.66%          0.67%          0.70%          0.92%          1.26%
Ratio of Net Expenses to Average Net Assets***(2)           0.66%          0.67%          0.70%          0.91%          1.25%
Ratio of Net Investment Income to Average Net Assets***     0.96%          1.60%          0.76%          0.27%          1.43%
Portfolio Turnover Rate***                                    67%            41%            52%            91%           101%

For a share outstanding during                                          Janus Aspen Core Equity Portfolio(3)
each fiscal year ended December 31                        2001           2000           1999           1998         1997(1)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    19.20     $    27.32     $    19.41     $    13.46     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .11            .07            .07            .02            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                         (2.34)         (1.95)           7.99           6.16           3.46
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (2.23)         (1.88)           8.06           6.18           3.47
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.12)          (.07)          (.06)          (.02)          (.01)
  Distributions (from capital gains)*                       (.59)         (6.17)          (.09)          (.21)             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.71)         (6.24)          (.15)          (.23)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    16.26     $    19.20     $    27.32     $    19.41     $    13.46
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                           (11.75)%        (8.07)%         41.58%         46.24%         34.70%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   12,634     $   15,712     $   18,975     $    9,017     $    3,047
Average Net Assets for the Period (in thousands)       $   13,983     $   17,328     $   14,663     $    5,629     $    1,101
Ratio of Gross Expenses to Average Net Assets***(2)         1.13%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Expenses to Average Net Assets***(2)           1.12%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets***     0.63%          0.36%          0.31%          0.17%          0.35%
Portfolio Turnover Rate***                                   114%            95%           114%            79%           128%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period May 1, 1997 (inception) to December 31, 1997.
(2) See Note 5 in Notes to Financial Statements.
(3) Formerly, Janus Aspen Equity Income Portfolio.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  65

For a share outstanding during                                             Janus Aspen Balanced Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    24.31     $    27.91     $    22.50     $    17.47     $    14.77
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .65            .64            .59            .39            .34
  Net gain/(loss) on securities
    (both realized and unrealized)                         (1.78)         (1.22)           5.38           5.51           2.89
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.13)          (.58)           5.97           5.90           3.23
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.61)          (.69)          (.56)          (.38)          (.35)
  Distributions (from capital gains)*                          --         (2.31)             --          (.49)          (.18)
  Tax return of capital*                                       --          (.02)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.61)         (3.02)          (.56)          (.87)          (.53)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    22.57     $    24.31     $    27.91     $    22.50     $    17.47
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                              (4.66)%        (2.27)%         26.76%         34.28%         22.10%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $3,425,664     $3,352,381     $2,453,079     $  882,495     $  362,409
Average Net Assets for the Period (in thousands)       $3,361,832     $3,020,072     $1,583,635     $  555,002     $  176,432
Ratio of Gross Expenses to Average Net Assets(1)            0.66%          0.66%          0.69%          0.74%          0.83%
Ratio of Net Expenses to Average Net Assets(1)              0.66%          0.66%          0.69%          0.74%          0.82%
Ratio of Net Investment Income to Average Net Assets        2.89%          3.15%          2.86%          2.41%          2.87%
Portfolio Turnover Rate                                      114%            72%            92%            70%           139%

For a share outstanding during                                               Janus Aspen Growth and Income Portfolio
the fiscal year or period ended December 31                              2001           2000           1999         1998(2)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    17.41     $    20.77     $    11.96     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .20            .19            .04            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.52)         (3.08)           8.81           1.96
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.32)         (2.89)           8.85           1.98
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*                                         --          (.31)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.22)          (.47)          (.04)          (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    14.87     $    17.41     $    20.77     $    11.96
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (13.37)%       (14.10)%         74.04%         19.80%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   92,659     $  123,812     $   84,480     $    6,413
Average Net Assets for the Period (in thousands)                      $  105,243     $  124,282     $   28,838     $    2,883
Ratio of Gross Expenses to Average Net Assets***(1)                        0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to Average Net Assets***(1)                          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income to Average Net Assets***                    1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                                                   52%            37%            59%            62%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

  66  Janus Aspen Series / December 31, 2001

For a share outstanding during                                         Janus Aspen Strategic Value Portfolio
the fiscal year or period ended December 31                              2001                        2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     9.99                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .05                           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                         (.86)                         (.03)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.81)                           .02
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.05)                         (.03)
  Distributions (from capital gains)*                                         --                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.05)                         (.03)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     9.13                    $     9.99
--------------------------------------------------------------------------------------------------------------
Total Return**                                                           (8.12)%                         0.20%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,060                    $    4,550
Average Net Assets for the Period (in thousands)                      $    5,537                    $    3,243
Ratio of Gross Expenses to Average Net Assets***(2)                        1.25%                         1.25%
Ratio of Net Expenses to Average Net Assets***(2)                          1.25%                         1.25%
Ratio of Net Investment Income to Average Net Assets***                    0.55%                         0.97%
Portfolio Turnover Rate***                                                   86%                           47%

For a share outstanding during                                       Janus Aspen International Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    30.90     $    38.67     $    21.27     $    18.48     $    15.72
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .26            .62            .06            .13            .11
Net gain/(loss) on securities
    (both realized and unrealized)                         (7.43)         (6.51)          17.40           3.07           2.80
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (7.17)         (5.89)          17.46           3.20           2.91
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.26)          (.63)          (.06)          (.14)          (.11)
  Distributions (from capital gains)*                          --          (.91)             --          (.27)          (.04)
  Tax return of capital*                                       --          (.34)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.26)         (1.88)          (.06)          (.41)          (.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    23.47     $    30.90     $    38.67     $    21.27     $    18.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (23.23)%       (15.94)%         82.27%         17.23%         18.51%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  869,983     $1,158,666     $  810,392     $  311,110     $  161,091
Average Net Assets for the Period (in thousands)       $  962,343     $1,214,163     $  425,876     $  234,421     $   96,164
Ratio of Gross Expenses to Average Net Assets(2)            0.71%          0.71%          0.77%          0.86%          0.96%
Ratio of Net Expenses to Average Net Assets(2)              0.71%          0.71%          0.76%          0.86%          0.96%
Ratio of Net Investment Income to Average Net Assets        0.95%          1.88%          0.26%          0.73%          0.70%
Portfolio Turnover Rate                                       65%            67%            80%            93%            86%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  67

For a share outstanding during                                         Janus Aspen Worldwide Growth Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    36.98     $    47.75     $    29.09     $    23.39     $    19.44
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .24            .11            .07            .16            .16
  Net gain/(loss) on securities
    (both realized and unrealized)                         (8.53)         (7.03)          18.65           6.59           4.14
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (8.29)         (6.92)          18.72           6.75           4.30
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.15)          (.19)          (.06)          (.18)          (.19)
  Distributions (from capital gains)*                          --         (3.52)             --          (.87)          (.16)
  Tax return of capital*                                       --          (.14)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.15)         (3.85)          (.06)         (1.05)          (.35)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    28.54     $    36.98     $    47.75     $    29.09     $    23.39
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                             (22.44)%       (15.67)%         64.45%         28.92%         22.15%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $5,707,728     $7,704,163     $6,496,773     $2,890,375     $1,576,548
Average Net Assets for the Period (in thousands)       $6,387,010     $8,255,166     $3,862,773     $2,217,695     $1,148,951
Ratio of Gross Expenses to Average Net Assets(1)            0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Expenses to Average Net Assets(1)              0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Investment Income to Average Net Assets        0.78%          0.52%          0.20%          0.64%          0.67%
Portfolio Turnover Rate                                       82%            66%            67%            77%            80%

For a share outstanding during                                       Janus Aspen Global Life Sciences Portfolio
the fiscal year or period ended December 31                              2001                        2000(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     9.31                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .02                           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (1.55)                         (.72)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.53)                         (.67)
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                     --                         (.02)
  Distributions (from capital gains)*                                         --                            --
  Tax return of capital*                                                   (.01)                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.01)                         (.02)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     7.77                    $     9.31
--------------------------------------------------------------------------------------------------------------
Total Return**                                                          (16.43)%                       (6.70)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,972                    $   10,984
Average Net Assets for the Period (in thousands)                      $    6,482                    $    5,372
Ratio of Gross Expenses to Average Net Assets***(1)                        0.81%                         1.03%
Ratio of Net Expenses to Average Net Assets***(1)                          0.81%                         1.02%
Ratio of Net Investment Income to Average Net Assets***                  (0.16)%                         0.60%
Portfolio Turnover Rate***                                                  109%                          137%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

  68  Janus Aspen Series / December 31, 2001

For a share outstanding during                                        Janus Aspen Global Technology Portfolio
the fiscal year or period ended December 31                              2001                        2000(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     6.49                    $    10.00
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .19                           .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.57)                        (3.56)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.38)                        (3.40)
--------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.21)                         (.11)
  Distributions (from capital gains)*                                         --                            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.21)                         (.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     3.90                    $     6.49
--------------------------------------------------------------------------------------------------------------
Total Return**                                                          (37.07)%                      (34.03)%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    5,643                    $   34,950
Average Net Assets for the Period (in thousands)                      $    9,242                    $   55,483
Ratio of Gross Expenses to Average Net Assets***(2)                        0.68%                         0.69%
Ratio of Net Expenses to Average Net Assets***(2)                          0.67%                         0.69%
Ratio of Net Investment Income to Average Net Assets***                    0.64%                         1.64%
Portfolio Turnover Rate***                                                   91%                           34%

For a share outstanding during                                          Janus Aspen Flexible Income Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    11.46     $    11.41     $    12.05     $    11.78     $    11.24
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .61            .72            .76            .64            .67
  Net gain/(loss) on securities
    (both realized and unrealized)                            .26          (.02)          (.58)            .41            .62
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .87            .70            .18           1.05           1.29
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.67)          (.65)          (.75)          (.67)          (.64)
  Distributions (from capital gains)*                          --             --          (.07)          (.11)          (.11)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.67)          (.65)          (.82)          (.78)          (.75)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    11.66     $    11.46     $    11.41     $    12.05     $    11.78
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                7.74%          6.25%          1.60%          9.11%         11.76%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  387,509     $  242,401     $  186,681     $  129,582     $   54,098
Average Net Assets for the Period (in thousands)       $  317,156     $  206,242     $  161,459     $   86,627     $   36,547
Ratio of Gross Expenses to Average Net Assets(2)            0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Expenses to Average Net Assets(2)              0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Investment Income to Average Net Assets        5.87%          7.02%          6.99%          6.36%          6.90%
Portfolio Turnover Rate                                      308%           202%           116%           145%           119%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  69

For a share outstanding during                                           Janus Aspen Money Market Portfolio
the fiscal year ended December 31                         2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .04            .06            .05            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .04            .06            .05            .05            .05
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.04)          (.06)          (.05)          (.05)          (.05)
  Distributions (from capital gains)*                          --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.04)          (.06)          (.05)          (.05)          (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                4.22%          6.29%          4.98%          5.36%          5.17%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  100,231     $   70,808     $   69,266     $   38,690     $   15,374
Average Net Assets for the Period (in thousands)       $   96,524     $   64,491     $   54,888     $   31,665     $    8,926
Ratio of Gross Expenses to Average Net Assets(1)            0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Expenses to Average Net Assets(1)              0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Investment Income to Average Net Assets        4.07%          6.13%          4.94%          5.21%          5.17%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

  70  Janus Aspen Series / December 31, 2001

                                           Financial Highlights - Service Shares

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                            Growth Portfolio         Aggressive Growth Portfolio
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    26.36     $    33.52     $    35.97     $    59.16
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             (.02)          (.01)          (.09)            .12
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (6.54)         (4.58)        (14.15)        (16.98)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (6.56)         (4.59)        (14.24)        (16.86)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                     --             --             --             --
  Distributions (from capital gains)*                                      (.04)         (2.57)             --         (4.58)
Tax return of capital*                                                        --             --             --         (1.75)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.04)         (2.57)             --         (6.33)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    19.76     $    26.36     $    21.73     $    35.97
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                            (24.90)%       (14.75)%       (39.59)%       (31.78)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  237,012     $  104,656     $  169,656     $  126,135
Average Net Assets for the Period (in thousands)                      $  160,200     $   29,782     $  146,884     $   43,775
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          0.92%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.92%          0.92%          0.92%
Ratio of Net Investment Income/(Loss)
to Average Net Assets                                                    (0.20)%        (0.07)%        (0.48)%        (0.65)%
Portfolio Turnover Rate                                                      48%            47%            99%            82%

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                     Capital Appreciation Portfolio   Core Equity Portfolio(2)
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    26.54     $    32.77     $    19.05     $    27.15
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .14            .27            .05            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (5.92)         (6.27)         (2.31)         (1.93)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (5.78)         (6.00)         (2.26)         (1.92)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.19)          (.22)          (.05)          (.01)
  Distributions (from capital gains)*                                         --          (.01)          (.59)         (6.17)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.19)          (.23)          (.64)         (6.18)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    20.57     $    26.54     $    16.15     $    19.05
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                            (21.83)%       (18.37)%       (12.04)%        (8.24)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  498,094     $  527,960     $      971     $      306
Average Net Assets for the Period (in thousands)                      $  514,004     $  311,628     $      612     $       93
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          1.30%          1.52%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.92%          1.30%          1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets                0.69%          1.52%          0.44%          0.38%
Portfolio Turnover Rate                                                      67%            41%           114%            95%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.
(2) Formerly, Janus Aspen Equity Income Portfolio.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  71

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                           Balanced Portfolio        Growth and Income Portfolio
the fiscal year ended December 31                                        2001           2000           2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    24.92     $    27.82     $    17.35     $    20.63
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .47            .17            .12            .07
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (1.68)          (.52)         (2.47)         (2.99)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.21)          (.35)         (2.35)         (2.92)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.40)          (.22)          (.13)          (.05)
  Distributions (from capital gains)*                                         --         (2.31)             --          (.31)
  Tax return of capital*                                                      --          (.02)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.40)         (2.55)          (.13)          (.36)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    23.31     $    24.92     $    14.87     $    17.35
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                             (4.90)%        (1.37)%       (13.58)%       (14.31)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  192,338     $   48,634     $   85,154     $   54,212
Average Net Assets for the Period (in thousands)                      $  108,835     $   13,810     $   73,705     $   12,868
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.92%          0.95%          1.11%
Ratio of Net Expenses to Average Net Assets(1)                             0.91%          0.91%          0.95%          1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets                2.58%          2.93%          0.91%          1.20%
Portfolio Turnover Rate                                                     114%            72%            52%            37%

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                        Strategic Value Portfolio  International Growth Portfolio
the fiscal year or period ended December 31                              2001         2000(2)          2001           2000

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    10.04     $    10.00     $    30.64     $    38.29
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                --            .01            .18            .46
  Net gain/(loss) on securities
    (both realized and unrealized)                                         (.84)            .03         (7.35)         (6.39)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.84)            .04         (7.17)         (5.93)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.02)             --          (.17)          (.47)
  Distributions (from capital gains)*                                         --             --             --          (.91)
  Tax return of capital*                                                      --             --             --          (.34)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.02)             --          (.17)         (1.72)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     9.18     $    10.04     $    23.30     $    30.64
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (8.38)%          0.40%       (23.43)%       (16.14)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   15,605     $    1,538     $  541,803     $  497,212
Average Net Assets for the Period (in thousands)                      $    7,996     $      431     $  522,001     $  269,680
Ratio of Gross Expenses to Average Net Assets***(1)                        1.50%          1.52%          0.96%          0.96%
Ratio of Net Expenses to Average Net Assets***(1)                          1.50%          1.52%          0.96%          0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             0.09%          0.66%          0.68%          1.85%
Portfolio Turnover Rate***                                                   86%            47%            65%            67%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

  72  Janus Aspen Series / December 31, 2001

                                                                             Janus Aspen                   Janus Aspen
For a share outstanding during                                       Worldwide Growth Portfolio  Global Life Sciences Portfolio
the fiscal year or period ended December 31                              2001           2000           2001         2000(2)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    36.77     $    47.49     $     9.31     $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .17          (.07)             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (8.48)         (6.97)         (1.56)          (.69)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (8.31)         (7.04)         (1.56)          (.69)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.08)          (.02)             --             --
  Distributions (from capital gains)*                                         --         (3.52)             --             --
  Tax return of capital*                                                      --          (.14)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.08)         (3.68)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    28.38     $    36.77     $     7.75     $     9.31
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (22.62)%       (15.99)%       (16.76)%        (6.90)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  171,392     $   71,757     $   44,161     $   48,005
Average Net Assets for the Period (in thousands)                      $  119,429     $   22,158     $   38,230     $   16,247
Ratio of Gross Expenses to Average Net Assets***(1)                        0.94%          0.95%          1.07%          1.20%
Ratio of Net Expenses to Average Net Assets***(1)                          0.94%          0.94%          1.06%          1.20%
Ratio of Net Investment Income to Average Net Assets***                    0.47%          0.29%        (0.43)%        (0.03)%
Portfolio Turnover Rate***                                                   82%            66%           109%           137%

                                                                             Janus Aspen                          Janus Aspen
For a share outstanding during                                       Global Technology Portfolio             Global Value Portfolio
the fiscal year or period ended December 31                              2001         2000(2)                       2001(3)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     6.55     $    10.00                    $    10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .02            .05                           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                        (2.46)         (3.46)                           .49
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (2.44)         (3.41)                           .50
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.03)          (.04)                         (.01)
  Distributions (from capital gains)*                                         --             --                            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.03)          (.04)                         (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     4.08     $     6.55                    $    10.49
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          (37.31)%       (34.11)%                         4.97%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  287,103     $  374,544                    $    2,108
Average Net Assets for the Period (in thousands)                      $  307,222     $  268,923                    $    1,947
Ratio of Gross Expenses to Average Net Assets***(1)                        0.95%          0.94%                         1.50%
Ratio of Net Expenses to Average Net Assets***(1)                          0.94%          0.94%                         1.50%
Ratio of Net Investment Income to Average Net Assets***                    0.42%          1.14%                         0.10%
Portfolio Turnover Rate***                                                   91%            34%                           22%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 2001 (inception) to December 31, 2001.

See Notes to Financial Statements.

                                    Janus Aspen Series / December 31, 2001  73

                                                                             Janus Aspen
For a share outstanding during                                        Flexible Income Portfolio
the fiscal year ended December 31                                        2001           2000

-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    11.62     $    11.41
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .47            .53
  Net gain/(loss) on securities
    (both realized and unrealized)                                           .39            .14
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                             .86            .67
-----------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.50)          (.46)
  Distributions (from capital gains)*                                         --             --
-----------------------------------------------------------------------------------------------
Total Distributions                                                        (.50)          (.46)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    11.98     $    11.62
-----------------------------------------------------------------------------------------------
Total Return                                                               7.49%          6.00%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $    2,136     $      568
Average Net Assets for the Period (in thousands)                      $    1,452     $      187
Ratio of Gross Expenses to Average Net Assets(1)                           0.91%          0.99%
Ratio of Net Expenses to Average Net Assets(1)                             0.90%          0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets                5.56%          6.54%
Portfolio Turnover Rate                                                     308%           202%

                                                                             Janus Aspen
For a share outstanding during                                         Money Market Portfolio
the fiscal year ended December 31                                        2001           2000

-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     1.00     $     1.00
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               .04            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                                            --             --
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                             .04            .06
-----------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  (.04)          (.06)
  Distributions (from capital gains)*                                         --             --
-----------------------------------------------------------------------------------------------
Total Distributions                                                        (.04)          (.06)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     1.00     $     1.00
-----------------------------------------------------------------------------------------------
Total Return                                                               3.97%          6.03%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $       11     $       10
Average Net Assets for the Period (in thousands)                      $       11     $       10
Ratio of Gross Expenses to Average Net Assets(1)                           0.59%          0.61%
Ratio of Net Expenses to Average Net Assets(1)                             0.59%          0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets                3.91%          5.84%

*See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

  74  Janus Aspen Series / December 31, 2001

                                               Notes to Schedules of Investments


ADR      American Depository Receipt

GDR      Global Depository Receipt

*        Non-income producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and/or Section 4 (2) of the Securities Act and may be deemed to be restricted for resale.

(OMEGA)  Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Aspen Global Technology Portfolio and Aspen Flexible Income Portfolio with interest in the amount of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

ss. Restricted and/or Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                        Value as
                                            Acquisition   Acquisition       Fair          % of
                                                Date          Cost         Value       Net Assets
--------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio
Hanover Compressor Co.                          5/19/00    $26,887,500   $22,639,275         1.00%
--------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Pharmaceutical Resources, Inc.                   9/6/01    $  806,760    $1,009,944          2.01%
--------------------------------------------------------------------------------------------------

The Portfolio has registration rights for certain restricted securities held at December 31, 2001. The issuer incurs all registration costs.

Shelf registration has occurred as of December 31, 2001.

                                                                                        Value as
                                            Acquisition   Acquisition    Amortized        % of
                                                Date          Cost          Cost       Net Assets
--------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio
Idaho Power Corp., 2.4312%, 9/1/02              9/24/01    $5,014,579    $5,004,910          4.99%
Textron Financial Corp., 2.5056%, 5/28/02       7/10/01     3,224,620     3,203,224          3.20%
                                                                       ---------------------------
                                                                         $8,208,134          8.19%
--------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                    Janus Aspen Series / December 31, 2001  75

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Strategic Value Portfolio and Janus Aspen Global Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust were issued and redeemed only in connection with certain qualified retirement plans.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     Janus Aspen Global Value Portfolio began operations on May 1, 2001. The Portfolio offers the Service Shares only and Janus Capital Corporation ("Janus Capital") invested $2,000,000 of initial seed capital.

     Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

     Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital invested $10,000 of initial seed capital in each Portfolio of the Service II Shares, which is not reflected in the financial statements.

     A reorganization of the Retirement Shares of the Trust occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that were subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. Janus Capital, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000, Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital paid all the fees associated with the reorganization.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry in the United States of America.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or

  76 Janus Aspen Series / December 31, 2001 yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions.

     Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Portfolios was January 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Portfolios' derivative

                                    Janus Aspen Series / December 31, 2001  77
     instruments and related assets. The Portfolios have adopted this new standard and have determined that the impact on the Financial Statements is insignificant.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Portfolios have adopted this new Guide and have determined that the impact on the Financial Statements is insignificant.

     INITIAL PUBLIC OFFERINGS
     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RESTRICTED SECURITY TRANSACTIONS
     Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

  78  Janus Aspen Series / December 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Service Shares, please refer to
     Note 4 of the financial statements.

     A special meeting of shareholders of Janus Aspen Series will be held on January 31, 2002 to consider and approve new investment advisory agreements for the Portfolios. The new advisory agreements are the same in all material respects as the current advisory agreements. Contingent upon receipt of shareholder approval, the new advisory agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Portfolios' independent Trustees.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income Portfolio and .50% of the average net assets of the Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Core Equity, Strategic Value, Global Life Sciences, Global Technology and Global Value Portfolios.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service Shares is not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

                                             DST Securities, Inc.   Portfolio Expense     DST Systems
Portfolio                                      Commissions Paid*        Reduction*           Costs
-----------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                      $   25,075            $   18,811         $  (4,774)
Janus Aspen Aggressive Growth Portfolio               26,449                19,842            (5,515)
Janus Aspen Capital Appreciation Portfolio                --                    --             13,441
Janus Aspen Core Equity Portfolio(1)                      95                    71             10,140
Janus Aspen Balanced Portfolio                        24,610                18,462            (3,218)
Janus Aspen Growth and Income Portfolio                  763                   572              9,573
Janus Aspen Strategic Value Portfolio                    260                   195              9,500
Janus Aspen International Growth Portfolio                --                    --             14,893
Janus Aspen Worldwide Growth Portfolio                15,224                11,421              5,340
Janus Aspen Global Life Sciences Portfolio               128                    96              8,976
Janus Aspen Global Technology Portfolio                   --                    --             11,219
Janus Aspen Global Value Portfolio                        --                    --              1,587
Janus Aspen Flexible Income Portfolio                     --                    --             10,758
Janus Aspen Money Market Portfolio                        --                    --              9,851
-----------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

(1) Formerly, Janus Aspen Equity Income Portfolio.

                                    Janus Aspen Series / December 31, 2001  79

3.   FEDERAL INCOME TAX

     The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

     Accumulated capital losses noted below represent net capital loss carryovers as of December 31, 2001 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between December 1, 2008 and December 31, 2009.

     In 2001, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2001. These losses will be deferred for tax purposes and recognized in 2002.

     Other book to tax differences in 2001 primarily consist of foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                          Undistributed  Undistributed                    Post-        Other Book       Net Tax
                                             Ordinary     Long-Term   Accumulated        October         to Tax      Appreciation/
Portfolio                                     Income        Gains    Capital Losses      Deferral      Differences   (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        --          --  $  (825,859,740)  $ (84,289,068)  $    (15,850)  $   38,212,656
Janus Aspen Aggressive Growth Portfolio             --          --   (1,606,880,761)   (185,517,945)             --   (103,055,923)
Janus Aspen Capital Appreciation Portfolio  $  891,227          --     (462,062,044)    (15,926,810)             --    (71,741,718)
Janus Aspen Core Equity Portfolio(1)             6,546          --       (1,735,616)        (53,205)             --         547,245
Janus Aspen Balanced Portfolio               5,541,812          --     (124,545,495)    (59,873,071)             --      30,945,661
Janus Aspen Growth and Income Portfolio         84,334          --      (24,326,987)     (8,211,380)        (1,116)     (2,369,216)
Janus Aspen Strategic Value Portfolio               --          --       (1,881,019)        (70,502)             --         513,825
Janus Aspen International Growth Portfolio          --          --     (397,772,820)    (18,336,589)    (6,707,534)    (39,044,603)
Janus Aspen Worldwide Growth Portfolio       3,565,326          --   (1,238,904,155)    (69,641,742)   (22,660,749)     250,113,808
Janus Aspen Global Life Sciences Portfolio          --          --      (10,308,367)        (11,617)         1,050        3,087,038
Janus Aspen Global Technology Portfolio             --          --     (291,551,726)     (5,622,725)      (412,800)    (71,341,410)
Janus Aspen Global Value Portfolio              20,871      $6,472                --           (138)        (9,816)          81,854
Janus Aspen Flexible Income Portfolio        1,366,420          --       (2,634,842)        (20,708)          (841)       (673,457)
Janus Aspen Money Market Portfolio               1,078          --           (1,154)              --             --              --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2001 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/ depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                               Federal Tax        Unrealized        Unrealized
Portfolio                                          Cost          Appreciation     (Depreciation)
-------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $2,691,905,337    $  351,563,712    $ (313,361,230)
Janus Aspen Aggressive Growth Portfolio        2,419,320,130       275,974,236      (379,030,159)
Janus Aspen Capital Appreciation Portfolio     1,341,567,622        64,337,226      (136,078,944)
Janus Aspen Core Equity Portfolio(1)              12,939,043         1,195,062          (647,762)
Janus Aspen Balanced Portfolio                 3,583,879,657       165,251,987      (134,305,624)
Janus Aspen Growth and Income Portfolio          181,186,556        13,252,569       (15,621,028)
Janus Aspen Strategic Value Portfolio             19,976,895         1,388,060          (874,169)
Janus Aspen International Growth Portfolio     1,493,296,196       117,040,981      (162,855,615)
Janus Aspen Worldwide Growth Portfolio         5,659,883,189       624,516,495      (397,171,004)
Janus Aspen Global Life Sciences Portfolio        46,913,740         6,353,043        (3,265,149)
Janus Aspen Global Technology Portfolio          363,934,247        17,581,524       (89,311,696)
Janus Aspen Global Value Portfolio                 1,948,264           181,942          (109,881)
Janus Aspen Flexible Income Portfolio            384,524,745         4,507,513        (5,141,970)
Janus Aspen Money Market Portfolio               100,126,254                --                --
-------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

  80  Janus Aspen Series / December 31, 2001

     Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                             Distributions
                                              --------------------------------------------
                                             From Ordinary   From Long-Term  Tax Return of   Net Investment
Portfolio                                        Income      Capital Gains      Capital           Loss
-----------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $  1,847,982    $  6,012,058    $     80,158               --
Janus Aspen Aggressive Growth Portfolio                 --              --              --    $ (6,295,306)
Janus Aspen Capital Appreciation Portfolio      15,053,392              --              --               --
Janus Aspen Core Equity Portfolio(1)               115,466         486,175              --               --
Janus Aspen Balanced Portfolio                  92,482,786              --              --               --
Janus Aspen Growth and Income Portfolio          2,121,080              --              --               --
Janus Aspen Strategic Value Portfolio               46,525              --           2,582               --
Janus Aspen International Growth Portfolio      12,432,489              --       1,195,542               --
Janus Aspen Worldwide Growth Portfolio          30,870,469              --              --               --
Janus Aspen Global Life Sciences Portfolio           3,080              --           5,771        (176,000)
Janus Aspen Global Technology Portfolio          2,264,658              --          23,044               --
Janus Aspen Global Value Portfolio                   1,404              --              --               --
Janus Aspen Flexible Income Portfolio           19,405,510              --              --               --
Janus Aspen Money Market Portfolio               3,919,449              --              --
-----------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Equity Income Portfolio.

     Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios have elected to pass through to shareholders foreign taxes under
     Section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

Portfolio                                         Foreign Taxes Paid    Foreign Source Income
---------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio            $1,552,165             $ 8,979,357
Janus Aspen Worldwide Growth Portfolio                 5,492,843              27,800,589
---------------------------------------------------------------------------------------------

                                    Janus Aspen Series / December 31, 2001  81

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                          Institutional Shares                 Service Shares
Portfolio                                    2001    2000       1999    1998       1997       2001       2000
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 0.66%   0.67%      0.69%   0.75%      0.78%      0.91%      0.92%
Janus Aspen Aggressive Growth Portfolio      0.67%   0.66%      0.70%   0.75%      0.78%      0.92%      0.92%
Janus Aspen Capital Appreciation Portfolio   0.66%   0.67%      0.79%   0.97%      2.19%(4)   0.91%      0.92%
Janus Aspen Core Equity Portfolio(6)         1.13%   1.65%      1.38%   1.86%      5.75%(4)   1.30%      2.03%
Janus Aspen Balanced Portfolio               0.66%   0.66%      0.69%   0.74%      0.83%      0.91%      0.92%
Janus Aspen Growth and Income Portfolio      0.70%   0.78%      1.15%   3.06%(3)    N/A       0.95%      1.11%
Janus Aspen Strategic Value Portfolio        1.34%   3.45%(1)    N/A     N/A        N/A       1.60%      3.72%(1)
Janus Aspen International Growth Portfolio   0.71%   0.71%      0.84%   0.95%      1.08%      0.96%      0.96%
Janus Aspen Worldwide Growth Portfolio       0.69%   0.69%      0.71%   0.74%      0.81%      0.94%      0.95%
Janus Aspen Global Life Sciences Portfolio   0.81%   1.03%(2)    N/A     N/A        N/A       1.07%      1.20%(2)
Janus Aspen Global Technology Portfolio      0.68%   0.69%(2)    N/A     N/A        N/A       0.95%      0.94%(2)
Janus Aspen Global Value Portfolio            N/A     N/A        N/A     N/A        N/A       3.62%(5)    N/A
Janus Aspen Flexible Income Portfolio        0.67%   0.76%      0.72%   0.73%      0.75%      0.91%      0.99%
Janus Aspen Money Market Portfolio           0.34%   0.36%      0.43%   0.34%      0.55%      0.59%      0.61%
-----------------------------------------------------------------------------------------------------------------

(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 1997 (inception) to December 31, 1997.
(5) Period May 1, 2001 (inception) to December 31, 2001.
(6) Formerly, Janus Aspen Equity Income Portfolio.

  82  Janus Aspen Series / December 31, 2001

Explanations of Charts, Tables and Financial Statements (unaudited)


1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through December 31, 2001.

     When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

                                    Janus Aspen Series / December 31, 2001  83

Explanations of Charts, Tables and Financial Statements (continued) (unaudited)


4.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

  84  Janus Aspen Series / December 31, 2001

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                    Janus Aspen Series / December 31, 2001  85

Trustees and Officers (unaudited)


     The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Funds and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.

     The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

TRUSTEES

                                                                                                 Number of
                                                                                                 Portfolios in
                                                                                                 Fund Complex
                                                 Length of     Principal Occupations             Overseen       Other Directorships
Name, Age and Address  Positions Held with Fund  Time Served   During the Past Five Years        by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*      President, Chairman       5/93-Present  President, Chairman, Chief        51             N/A
100 Fillmore Street    and Trustee                             Executive Officer and Director
Denver, CO 80206                                               of Janus Capital. Formerly,
Age 64                                                         Director (1997-2001) of Janus
                                                               Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dennis B. Mullen       Trustee                   9/93-Present  Private Investor. Formerly        51             N/A
100 Fillmore Street                                            (1997-1998) Chief Financial
Denver, CO 80206                                               Officer - Boston Market Concepts,
Age 58                                                         Boston Chicken, Inc., Golden, CO
                                                               (a restaurant chain)

James T. Rothe         Trustee                   1/97-Present  Distinguished Visiting Professor  51             Director, Analytical
100 Fillmore Street                                            of Business, Thunderbird                         Surveys, Inc.;
Denver, CO 80206                                               (American Graduate School of                     Director, Optika,
Age 58                                                         International Management),                       Inc.; Director,
                                                               Phoenix, AZ, and Professor of                    Neocore Corp.
                                                               Business, University of Colorado,
                                                               Colorado Springs, CO. Formerly
                                                               (1988-1999) Principal of Phillips-
                                                               Smith Retail Group, Colorado
                                                               Springs, CO (a venture capital
                                                               firm)

William D. Stewart     Trustee                   9/93-Present  Corporate Vice President and      51             N/A
100 Fillmore Street                                            General Manager of MKS
Denver, CO 80206                                               Instruments - HPS Products,
Age 57                                                         Boulder, CO (a manufacturer of
                                                               vacuum fittings and valves)

Martin H. Waldinger    Trustee                   9/93-Present  Consultant                        51             N/A
100 Fillmore Street
Denver, CO 80206
Age 63
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.

  86  Janus Aspen Series / December 31, 2001

OFFICERS

                                                                  Term of Office*            Principal Occupations
Name, Age and Address  Positions Held with Fund                   and Length of Time Served  During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang**    Executive Vice President and Co-Portfolio  1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Worldwide Growth Portfolio                                    Formerly, Analyst (1993-1998)
Denver, CO 80206                                                                             for Janus Capital.
Age 36

David J. Corkins**     Executive Vice President and Portfolio     11/97-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Growth and Income Portfolio                                   Formerly, Analyst (1995-1997)
Denver, CO 80206                                                                             for Janus Capital.
Age 35

David C. Decker**      Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Strategic Value Portfolio
Denver, CO 80206
Age 35

James P. Goff**        Executive Vice President and Portfolio     9/93-1/02                  Vice President of Janus Capital.
100 Fillmore Street    Manager Aggressive Growth Portfolio
Denver, CO 80206
Age 37

Helen Young Hayes**    Executive Vice President and Co-Portfolio  3/94-Present               Vice President and Director of
100 Fillmore Street    Manager International Growth Portfolio                                Janus Capital.
Denver, CO 80206       and Worldwide Growth Portfolio
Age 39

C. Mike Lu**           Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Global Technology Portfolio                                   Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                             Janus Capital.
Age 32

Brent A. Lynn**        Executive Vice President and Co-Portfolio  1/01-Present               Vice President of JanusCapital.
100 Fillmore Street    Manager International Growth Portfolio                                Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                             Janus Capital.
Age 37

Thomas R. Malley**     Executive Vice President and Portfolio     12/99-Present              Vice President of Janus Capital.
100 Fillmore Street    Manager Global Life Sciences Portfolio                                Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                             Janus Capital.
Age 33

Karen L. Reidy**       Executive Vice President and Portfolio     1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Balanced Portfolio and                                        Formerly, Analyst (1995-1999)
Denver, CO 80206       Core Equity Portfolio                                                 of Janus Capital.
Age 34

Blaine P. Rollins**    Executive Vice President and Portfolio     1/00-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Growth Portfolio
Denver, CO 80206
Age 34

Scott W. Schoelzel**   Executive Vice President and Portfolio     5/97-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Capital Appreciation Portfolio
Denver, CO 80206
Age 43

Ronald V. Speaker**    Executive Vice President and Portfolio     5/93-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Flexible Income Portfolio
Denver, CO 80206
Age 37

J. Eric Thorderson**   Executive Vice President and Portfolio     1/01-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Money Market Portfolio                                        Formerly, Senior Analyst (1996-1999)
Denver, CO 80206                                                                             for Janus Capital.
Age 40
-----------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                    Janus Aspen Series / December 31, 2001  87

Trustees and Officers (continued) (unaudited)


                                                                  Term of Office*            Principal Occupations
Name, Age and Address  Positions Held with Fund                   and Length of Time Served  During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Jason P. Yee**         Executive Vice President and Portfolio     3/01-Present               Vice President of Janus Capital.
100 Fillmore Street    Manager Global Value Portfolio                                        Formerly, Analyst (1992-1997)
Denver, CO 80206                                                                             for Janus Capital.
Age 32

Thomas A. Early**      Vice President and General Counsel         3/98-Present               Vice President, General Counsel and
100 Fillmore Street                                                                          Secretary of Janus Capital; Vice
Denver, CO 80206                                                                             President, General Counsel, Secretary
Age 47                                                                                       and Director of Janus Distributors,
                                                                                             Inc., Janus Service Corporation, Janus
                                                                                             Capital International Ltd., Janus
                                                                                             Institutional Services, Inc., and Janus
                                                                                             International Holding Company; Vice
                                                                                             President. General Counsel and Director
                                                                                             to Janus International (Asia) Limited
                                                                                             and Janus International Limited; Vice
                                                                                             President, General Counsel and
                                                                                             Secretary to the Janus Foundation and
                                                                                             Director for Janus Capital Trust
                                                                                             Manager Limited and Janus World Funds.
                                                                                             Formerly, Executive Vice President and
                                                                                             General Counsel/Mutual Funds (1994-
                                                                                             1998) of Prudential Insurance Company.

Bonnie M. Howe**       Vice President                             12/99-Present              Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 36                                                                                       Corporation. Formerly, Assistant Vice
                                                                                             President (1997-1999) and Associate
                                                                                             Counsel (1995-1999) for Janus Capital
                                                                                             and Assistant Vice President (1998-
                                                                                             2000) for Janus Service Corporation.

Kelley Abbott Howes**  Vice President and Secretary               12/99-Present              Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 36                                                                                       Corporation. Formerly, Assistant Vice
                                                                                             President (1997-1999) of Janus Capital;
                                                                                             Chief Compliance Officer, Director and
                                                                                             President (1997-1999) of Janus
                                                                                             Distributors, Inc.; and Assistant Vice
                                                                                             President (1998-2000) of Janus
                                                                                             Service Corporation.

Glenn P. O'Flaherty**  Treasurer and Chief Accounting Officer     1/96-Present               Vice President of Janus Capital.
100 Fillmore Street                                                                          Formerly, Director of Fund Accounting
Denver, CO 80206                                                                             (1991-1997) of Janus Capital.
Age 43

Loren M. Starr**       Vice President and Chief Financial Officer  9/01-Present              Vice President of Finance, Treasurer
100 Fillmore Street                                                                          and Chief Financial Officer of Janus
Denver, CO 80206                                                                             Capital. Formerly, Managing Director,
Age 40                                                                                       Treasurer and Head of Corporate Finance
                                                                                             and Reporting (1998-2001) for Putnam
                                                                                             Investments; and Senior Vice President
                                                                                             of Financial Planning and Analysis
                                                                                             (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter**      Vice President                             4/00-Present               Vice President and Assistant General
100 Fillmore Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors, Inc. and Janus Service
Age 34                                                                                       Corporation. Formerly, Vice President
                                                                                             and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 *Officers  are  elected   annually  by  the  Trustees  for  a  one-year   term.
**"Interested person" of the Trust by virtue of positions with Janus Capital.

  88  Janus Aspen Series / December 31, 2001

                                               Report of Independent Accountants

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Value Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 7, 2002

                                    Janus Aspen Series / December 31, 2001  89

--------------------------------------------------------------------------------



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